Exhibit 4.1

                                                               DB DRAFT 2/8/99



                NOVASTAR MORTGAGE FUNDING TRUST, SERIES 1999-1

                                    Issuer



                          FIRST UNION NATIONAL BANK

                              Bond Administrator



                                     and



                           THE CHASE MANHATTAN BANK

                              Indenture Trustee



                                  INDENTURE

                         Dated as of January 1, 1999

                  ------------------------------------------

                                 Relating to



                NOVASTAR MORTGAGE FUNDING TRUST, SERIES 1999-1

         NOVASTAR HOME EQUITY LOAN ASSET-BACKED BONDS, SERIES 1999-1

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                              TABLE OF CONTENTS

                                                                            Page


ARTICLE I Definitions........................................................2

   Section 1.01. Definitions.................................................2
   Section 1.02. Incorporation by Reference of Trust Indenture Act...........2
   Section 1.03. Rules of Construction.......................................3

ARTICLE II Original Issuance of Bonds........................................3

   Section 2.01. Forms of the Bonds..........................................3
   Section 2.02. Execution, Authentication and Delivery......................3
   Section 2.03. Acceptance of Mortgage Loans by Bond Administrator on
                 behalf of the Indenture Trustee.............................4
   Section 2.04. REMIC Matters...............................................6

ARTICLE III Covenants........................................................7

   Section 3.01. Collection of Payments with respect to the Mortgage
                 Loans.......................................................7
   Section 3.02. Maintenance of Office or Agency.............................7
   Section 3.03. Money for Payments To Be Held in Trust; Paying Agent........8
   Section 3.04. Existence...................................................9
   Section 3.05. Payment of Principal and Interest...........................9
   Section 3.06. Protection of Trust Estate.................................12
   Section 3.07. Opinions as to Trust Estate................................13
   Section 3.08. Performance of Obligations.................................13
   Section 3.09. Negative Covenants.........................................14
   Section 3.10. Annual Statement as to Compliance..........................14
   Section 3.11. Reserved...................................................15
   Section 3.12. Representations and Warranties Concerning the Mortgage
                 Loans......................................................15
   Section 3.13. Amendments to Servicing Agreement..........................15
   Section 3.14. Servicer as Agent and Bailee of the Indenture Trustee......15
   Section 3.15. Investment Company Act.....................................16
   Section 3.16. Issuer May Consolidate, etc................................16
   Section 3.17. Successor or Transferee....................................18
   Section 3.18. No Other Business..........................................18
   Section 3.19. No Borrowing...............................................18
   Section 3.20. Guarantees, Loans, Advances and Other Liabilities..........18
   Section 3.21. Capital Expenditures.......................................19
   Section 3.22. Purchase of Mortgage Loans Pursuant to the Servicing
                 Agreement..................................................19
   Section 3.23. Restricted Payments........................................19
   Section 3.24. Notice of Events of Default................................20
   Section 3.25. Further Instruments and Acts...............................20
   Section 3.26. Statements to Bondholders..................................20
   Section 3.27. Determination of Bond Interest Rate of Class A-1 and
                 Class A-2 Bonds............................................20
   Section 3.28. Policy Payments Account....................................21

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   Section 3.29. Servicing and Administration of the MI Policies............22
   Section 3.30. Insolvency Proceedings.....................................22

ARTICLE IV The Bonds; Satisfaction and Discharge of Indenture...............23

   Section 4.01. The Bonds..................................................23
   Section 4.02. Registration of and Limitations on Transfer and
                 Exchange of Bonds; Appointment of Certificate
                 Registrar..................................................24
   Section 4.03. Mutilated, Destroyed, Lost or Stolen Bonds.................26
   Section 4.04. Persons Deemed Owners......................................26
   Section 4.05. Cancellation...............................................27
   Section 4.06. Book-Entry Bonds...........................................27
   Section 4.07. Notices to Depository......................................28
   Section 4.08. Definitive Bonds...........................................28
   Section 4.09. Reserved...................................................29
   Section 4.10. Satisfaction and Discharge of Indenture....................29
   Section 4.11. Application of Trust Money.................................30
   Section 4.12. Effect of Payments by the Bond Insurer; Subrogation........30
   Section 4.13. Repayment of Monies Held by Paying Agent...................31
   Section 4.14. Temporary Bonds............................................31

ARTICLE V Default and Remedies..............................................31

   Section 5.01. Events of Default..........................................31
   Section 5.02. Acceleration of Maturity; Rescission and Annulment.........32
   Section 5.03. Collection of Indebtedness and Suits for Enforcement
                 by Indenture Trustee.......................................32
   Section 5.04. Remedies; Priorities.......................................35
   Section 5.05. Optional Preservation of the Trust Estate..................37
   Section 5.06. Limitation of Suits........................................38
   Section 5.07. Unconditional Rights of Bondholders To Receive
                 Principal and Interest.....................................39
   Section 5.08. Restoration of Rights and Remedies.........................39
   Section 5.09. Rights and Remedies Cumulative.............................39
   Section 5.10. Delay or Omission Not a Waiver.............................39
   Section 5.11. Control by Bond Insurer....................................39
   Section 5.12. Waiver of Past Defaults....................................40
   Section 5.13. Undertaking for Costs......................................40
   Section 5.14. Waiver of Stay or Extension Laws...........................41
   Section 5.15. Sale of Trust Estate.......................................41
   Section 5.16. Action on Bonds............................................42
   Section 5.17. Performance and Enforcement of Certain Obligations.........43

ARTICLE VI The Indenture Trustee and the Bond Administrator.................43

   Section 6.01. Duties of the Indenture Trustee and the Bond
                 Administrator..............................................43
   Section 6.02. Rights of Indenture Trustee and Bond Administrator.........46
   Section 6.03. Individual Rights of Indenture Trustee and Bond
                 Administrator..............................................47
   Section 6.04. Indenture Trustee's and Bond Administrator's
                 Disclaimer.................................................47
   Section 6.05. Notice of Event of Default.................................47

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   Section 6.06. Tax Administration of the Issuer...........................48
   Section 6.07. Compensation and Indemnity.................................48
   Section 6.08. Replacement of Indenture Trustee or Bond Administrator.....49
   Section 6.09. Successor Indenture Trustee or Bond Administrator by
                 Merger.....................................................50
   Section 6.10. Appointment of Co-Indenture Trustee or Separate
                 Indenture Trustee..........................................51
   Section 6.11. Eligibility; Disqualification..............................52
   Section 6.12. Preferential Collection of Claims Against Issuer...........52
   Section 6.13. Representations and Warranties.............................52
   Section 6.14. Directions to Indenture Trustee and the Bond
                 Administrator..............................................53
   Section 6.15. The Agents.................................................54

ARTICLE VII Bondholders' Lists and Reports..................................54

   Section 7.01. Issuer To Furnish Bond Administrator Names and
                 Addresses of Bondholders...................................54
   Section 7.02. Preservation of Information; Communications to
                 Bondholders................................................54
   Section 7.03. Reports by the Bond Administrator ; Issuer Fiscal Year.....54
   Section 7.04. Reports by Indenture Trustee...............................55
   Section 7.05. Statements to Bondholders..................................55
   Section 7.06. Books and Records..........................................58

ARTICLE VIII Accounts, Disbursements and Releases...........................58

   Section 8.01. Collection of Money........................................58
   Section 8.02. Trust Accounts.............................................58
   Section 8.03. Officer's Certificate......................................59
   Section 8.04. Termination Upon Distribution to Bondholders...............59
   Section 8.05. Release of Trust Estate....................................60
   Section 8.06. Surrender of Bonds Upon Final Payment......................60
   Section 8.07. Optional Redemption of the Bonds...........................60
   Section 8.08. Pre-Funding Account........................................61
   Section 8.09. Interest Coverage Account..................................61

ARTICLE IX Supplemental Indentures..........................................62

   Section 9.01. Supplemental Indentures Without Consent of Bondholders.....62
   Section 9.02. Supplemental Indentures With Consent of Bondholders........64
   Section 9.03. Execution of Supplemental Indentures.......................65
   Section 9.04. Effect of Supplemental Indenture...........................65
   Section 9.05. Conformity with Trust Indenture Act........................66
   Section 9.06. Reference in Bonds to Supplemental Indentures..............66

ARTICLE X Miscellaneous.....................................................66

   Section 10.01.Compliance Certificates and Opinions, etc..................66
   Section 10.02.Form of Documents Delivered to Indenture Trustee or
                 Bond Administrator.........................................68
   Section 10.03.Acts of Bondholders........................................68
   Section 10.04.Notices, etc., to Indenture Trustee, Bond
                 Administrator, Issuer, Bond Insurer and Rating
                 Agencies...................................................69
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   Section 10.05.Notices to Bondholders; Waiver.............................70
   Section 10.06.Conflict with Trust Indenture Act..........................71
   Section 10.07.Effect of Headings.........................................71
   Section 10.08.Successors and Assigns.....................................71
   Section 10.09.Separability...............................................71
   Section 10.10.Benefits of Indenture......................................71
   Section 10.11.Legal Holidays.............................................71
   Section 10.12.Governing Law..............................................72
   Section 10.13.Counterparts...............................................72
   Section 10.14.Recording of Indenture.....................................72
   Section 10.15.Issuer Obligation..........................................72
   Section 10.16.No Petition................................................73
   Section 10.17.Inspection.................................................73
   Section 10.18.Limitation of Liability....................................73



EXHIBIT A   FORM OF CLASS A-1 BONDS

EXHIBIT B   FORM OF CLASS A-2 BONDS

EXHIBIT C   FORM OF CLASS A-3 BONDS

EXHIBIT D   FORM OF CLASS A-4 BONDS

EXHIBIT E   FORM OF CLASS B BONDS

EXHIBIT F   FORM OF CLASS IO BONDS

EXHIBIT G   FORM OF TRUSTEE INITIAL CERTIFICATION

EXHIBIT H   FORM OF TRUSTEE FINAL CERTIFICATION

EXHIBIT I   FORM OF TRANSFEREE CERTIFICATION (144A QIB)

EXHIBIT J   FORM OF TRANSFEREE CERTIFICATION (INVESTMENT COMPANY)

EXHIBIT L   MORTGAGE LOAN SCHEDULE

            This Indenture, dated as of January 1, 1999, among NovaStar Mortgage Funding Trust, Series 1999-1, a Delaware business trust, as Issuer (the "Issuer"), First Union National Bank, a national banking association, as Bond Administrator (the "Bond Administrator"), and The Chase Manhattan Bank, a New York banking corporation, as Indenture Trustee (the "Indenture Trustee").

                               WITNESSETH THAT:

            Each party hereto agrees as follows for the benefit of each other party and for the benefit of the Holders of the NovaStar Mortgage Funding Trust, Series 1999-1 Home Equity Loan Asset-Backed Bonds (the "Bonds") and the Bond Insurer.

                               GRANTING CLAUSE

            The Issuer hereby Grants to the Indenture Trustee at the Closing Date, as trustee for the benefit of the Holders of the Bonds and the Bond Insurer, all of the Issuer's right, title and interest in and to whether now existing or hereafter created by (a) the Initial Mortgage Loans, the Subsequent Mortgage Loans, the Eligible Substitute Mortgage Loans (and, in each case, the related MI Policies) and the proceeds thereof and all rights under the Related Documents (including the related Mortgage Files) and any title and hazard insurance policies with respect to the Mortgaged Properties; (b) all funds on deposit from time to time in the Collection Account allocable to the Mortgage Loans excluding any investment income from such funds; (c) all funds on deposit from time to time in the Payment Account and in all proceeds thereof, including any income on funds deposited in, or investments made with funds deposited in, the Payment Account, which income shall belong to, and be for the account of, the Bond Administrator or the Indenture Trustee as provided herein; (d) all funds on deposit from time to time in the Interest Coverage Account and the Pre-Funding Account in each case including any income on funds deposited in, or investments made with funds deposited in such accounts; (e) all rights under the
(i) Purchase Agreement as assigned to the Issuer and each Subsequent Transfer Instrument, (ii) the Servicing Agreement and any Subservicing Agreements and
(iii) the MI Policies; and (f) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under, and all proceeds of every kind and nature whatsoever in respect of, any or all of the foregoing and all payments on or under, and all proceeds of every kind and nature whatsoever in the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the "Trust Estate" or the "Collateral").

            The foregoing Grant is made in trust to secure (i) the payment of principal of and interest on, and any other amounts owing in respect of, the Bonds, (ii) the payment of all other amounts payable under this Indenture and
(iii) compliance with the provisions of this Indenture, all as provided in this Indenture.

            The Indenture Trustee, as trustee on behalf of the Holders of the Bonds and the Bond Insurer, acknowledges such Grant, accepts the trust under this Indenture in accordance with the provisions hereof and agrees to perform its duties as Indenture Trustee as required herein. The Bond Administrator, on behalf of the Indenture Trustee, agrees that it will hold the Bond Insurance Policy in trust and that it will hold any proceeds of any claim made upon the Bond Insurance Policy solely for the use and benefit of the Holders of the Bonds in accordance with the terms hereof and the terms of the Bond Insurance Policy.

            The Indenture Trustee further acknowledges that in the event (i) the transfer of the Initial Mortgage Loans from the Seller to the Transferor, from the Transferor to the Depositor or from the Depositor to the Issuer is determined to be a financing, and/or (ii) the transfer of the Subsequent Mortgage Loans by the Seller to the Transferor or by the Transferor to the Issuer is determined to constitute a financing, then in each case the Bond Administrator, on behalf of the Indenture Trustee, and the Indenture Trustee hold the Mortgage Loans as the designee and bailee of the Transferor, the Depositor and the Issuer, respectively, subject however, in each case, to a prior lien in favor of the Bondholders and the Bond Insurer pursuant to the terms of this Indenture.

                                   ARTICLE I
                                   Definitions

Section 1.01.  Definitions.

            For all purposes of this Indenture, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the definitions attached hereto as Appendix A, which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

Section 1.02.  Incorporation by Reference of Trust Indenture Act.

              Whenever this Indenture refers to a provision of the Trust Indenture Act of 1939, as amended (the "TIA"), the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

            "Commission" means the Securities and Exchange Commission.

            "Indenture securities" means the Bonds.

            "Indenture security holder" means a Bondholder.

            "Indenture to be qualified" means this Indenture.

            "Indenture   trustee"  or   "institutional   trustee"   means  the
Indenture Trustee.

            "Obligor" on the indenture securities means the Issuer and any other obligor on the indenture securities.

            All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA by reference to another statute or defined by Commission rules, have the meanings assigned to them by such definitions.

Section 1.03.  Rules of Construction.

             Unless the context otherwise requires:

(a)   a term has the meaning assigned to it;

(b) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

(c)   "or" is not exclusive;

(d)   "including" means including without limitation;

(e) words in the singular include the plural and words in the plural include the singular; and

(f) any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

                                   ARTICLE II
                          Original Issuance of Bonds

Section 2.01.  Forms of the Bonds.

            The Class-A-1 Bonds, the Class A-2 Bonds, the Class A-3 Bonds, the Class A-4 Bonds, the Class B Bonds and the Class IO Bonds, together with the related certificate of authentication, by the Bond Registrar as authenticating agent on behalf of the Indenture Trustee, shall be in substantially the forms set forth in Exhibits A-F hereto, respectively, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture.

            The Bonds shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders).

Section 2.02.  Execution, Authentication and Delivery.

             The Bonds shall be executed in the name of and on behalf of the Issuer by an Authorized Officer. The signature of any such Authorized Officer on the Bonds may be manual or facsimile.

            Bonds bearing the manual or facsimile signature of individuals who were at any time Authorized Officers shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Bonds or did not hold such offices at the date of such Bonds.

            The Indenture Trustee shall upon Issuer Request cause the Bond Registrar to authenticate and deliver six classes of Bonds for original issue, Class A-1 Bonds in an aggregate principal amount of $75,000,000, Class A-2 Bonds in an aggregate principal amount of $20,000,000, Class A-3 Bonds in an aggregate principal amount of $45,000,000, Class A-4 Bonds in an aggregate principal amount of $20,000,000, Class B Bonds in an aggregate principal amount of $4,687,378.15 and Class IO Bonds in an aggregate notional amount of $164,687,378.15.

            Each Bond shall be dated the date of its authentication. The Bonds shall be issuable as registered Class A-1 Bonds, Class A-2 Bonds, Class A-3 Bonds, Class A-4 Bonds, Class B Bonds and Class IO Bonds and shall be issuable in a minimum initial Bond Principal Balance, or IO Notional Balance, as the case may be, of $25,000 and in integral multiples of $1,000 in excess thereof.

            No Bond shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Bond a certificate of authentication substantially in the form provided for herein executed by the Bond Registrar by the manual signature of one of its authorized signatories, and such certificate upon any Bond shall be conclusive evidence, and the only evidence, that such Bond has been duly authenticated and delivered hereunder.

Section 2.03.    Acceptance of Mortgage Loans by Bond Administrator on behalf of the Indenture Trustee.

(a) The Bond Administrator, on behalf of the Indenture Trustee, acknowledges receipt of, subject to the review described below and any exceptions it notes pursuant to the procedures described below, the documents (or certified copies thereof) referred to in Section 2.1(b) of the Purchase Agreement and declares that it holds and will continue to hold those documents and any amendments, replacements or supplements thereto and all other assets of the Trust Estate in trust for the use and benefit of all present and future Holders of the Bonds and the Bond Insurer. No later than 45 days after the Closing Date and each Subsequent Transfer Date (or, with respect to any Eligible Substitute Mortgage Loan, within 5 Business Days after the receipt by the Bond Administrator, on behalf of the Indenture Trustee, thereof and, with respect to any documents received beyond 45 days after the Closing Date, promptly thereafter), the Bond Administrator, on behalf of the Indenture Trustee, agrees, for the benefit of the Bondholders and the Bond Insurer, to review each Mortgage File delivered to it and to execute and deliver, or cause to be executed and delivered, to the Seller and the Bond Insurer an initial certification in the form annexed hereto as Exhibit G. In conducting such review, the Bond Administrator, on behalf of the Indenture Trustee, will ascertain whether all required documents described in Section 2.1(b) of the Purchase Agreement have been executed and received and whether those documents relate, determined on the basis of the Mortgagor name, original principal balance and loan number, to the Mortgage Loans it has received, as identified in Exhibit L to this Indenture, as supplemented (provided, however, that with respect to those documents described in subclause
(b)(vi) of such section, the Bond Administrator's obligations shall extend only to documents actually delivered pursuant to such subclause). In performing any such review, the Bond Administrator, on behalf of the Indenture Trustee, may conclusively rely on the purported due execution and genuineness of any such document and on the purported genuineness of any signature thereon. If the Bond Administrator, on behalf of the Indenture Trustee, finds that any document constituting part of the Mortgage File not to have been executed or received, or to be unrelated to the Mortgage Loans identified in Exhibit L or Attachment B to
Exhibit 2 of the Purchase Agreement or to appear to be defective on its face, the Bond Administrator, on behalf of the Indenture Trustee, shall promptly notify the Seller and the Bond Insurer of such finding and the Seller's obligation to cure such defect or repurchase or substitute for the related Mortgage Loan.

            Pursuant to Section 5.11 of this Indenture, the Bond Insurer, so long as no Bond Insurer Default exists, has the right to exercise any trust or power conferred on the Indenture Trustee or the Bond Administrator. In connection with the acceptance of the Subsequent Mortgage Loans by the Bond Administrator on behalf of the Indenture Trustee, the Bond Insurer shall provide a certificate (the "FSA Certificate") stating that the Subsequent Mortgage Loans are acceptable to the Bond Insurer. Since the Bond Insurer is acting on behalf of the Bondholders, the FSA Certificate will be binding upon those Bondholders. The Bond Administrator on behalf of the Indenture Trustee shall not agree to any transfer of Subsequent Mortgage Loans to it without (i) receipt of the FSA Certificate and (ii) confirmation from the Rating Agencies that the purchase of such Subsequent Mortgage Loans will not result in a downgrade, withdrawal or qualification of the ratings then in effect for the Outstanding Bonds (without regard to the Bond Insurance Policy).

(b) No later than 180 days after the Closing Date, the Bond Administrator, on behalf of the Indenture Trustee, will review, for the benefit of the Bondholders and the Bond Insurer, the Mortgage Files and will execute and deliver or cause to be executed and delivered to the Seller and the Bond Insurer, a final certification in the form annexed hereto as Exhibit H. In conducting such review, the Bond Administrator, on behalf of the Indenture Trustee, will ascertain whether an original of each document described in subclauses
(b)(ii)-(iv) of Section 2.1 of the Purchase Agreement required to be recorded has been returned from the recording office with evidence of recording thereon or a certified copy has been obtained from the recording office. If the Bond Administrator, on behalf of the Indenture Trustee, finds any document constituting part of the Mortgage File has not been received, or to be unrelated, determined on the basis of the Mortgagor name, original principal balance and loan number, to the Mortgage Loans identified in Exhibit L or Attachment B to Exhibit 2 of the Purchase Agreement or to appear defective on its face, the Bond Administrator, on behalf of the Indenture Trustee, shall promptly notify the Seller and the Bond Insurer of such finding and the Seller's obligation to cure such defect or repurchase or substitute for the related Mortgage Loan.

(c) Upon deposit of the Repurchase Price in the Collection Account and notification of the Bond Administrator, on behalf of the Indenture Trustee, by a certification signed by a Servicing Officer (which certification shall include a statement to the effect that the Repurchase Price has been deposited in the Collection Account), the Bond Administrator, on behalf of the Indenture Trustee, shall cause to be released to the Seller the related Mortgage File and shall cause to be executed and delivered all instruments of transfer or assignment, without recourse, furnished to it by the Seller as are necessary to vest in the Seller title to and rights under the related Mortgage Loan. Such purchase shall be deemed to have occurred on the date on which certification of the deposit of the Repurchase Price in the Payment Account was received by the Indenture Trustee. The Bond Administrator, on behalf of the Indenture Trustee, shall amend the applicable Mortgage Loan Schedule to reflect such repurchase and shall promptly notify the Servicer, the Bond Insurer and the Rating Agencies of such amendment. The Indenture Trustee agrees to provide the Bond Administrator with such power of attorneys as are necessary for the Bond Administrator to fulfill its obligations under this Section 2.03 and otherwise under the Basic Documents.

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Section 2.04.  REMIC Matters.

(a) The Class A-1 Bonds, the Class A-2 Bonds, the Class A-3 Bonds, the Class A-4 Bonds, the B-1 Component, the B-2 Component, the B-3 Component, the B-4 Component, the IO-1 Component, the IO-2 Component, the IO-3 Component and the IO-4 Component are hereby designated as the "regular interests", and the Certificates are designated the single class of "residual interests" in the REMIC Trust for the purposes of the REMIC Provisions.

(b) The Closing Date will be the "startup day of the REMIC Trust within the meaning of Section 860G(a)(9) of the Code.

(c) It is intended that the REMIC Trust formed under the Trust Agreement shall constitute, and that the affairs of the REMIC Trust shall be conducted so as to qualify it as, a REMIC as defined in and in accordance with the REMIC Provisions. In furtherance of such intention, the Indenture Trustee and the Servicer agree to provide to the Bond Administrator, as agent for the REMIC Trust's Tax Matters Person, at the Tax Matters Person's expense, any information actually in the possession of the Indenture Trustee or within the control of the Servicer necessary for the Bond Administrator, on behalf of the Tax Matters Person, to complete its duties set forth in Section 5.03 of the Trust Agreement.

(d) In the event that any tax is imposed on "prohibited transactions" of the REMIC as defined in Section 860F(a)(2) of the Code, on the "net income from foreclosure property" of the REMIC as defined in Section 860G(c) of the Code, on any contribution to the REMIC after the Startup Day pursuant to Section 860G(d) of the Code, or any other tax is imposed, such tax shall be paid by (i) the Indenture Trustee, if such tax arises out of or results from the negligence or willful breach or misconduct by the Indenture Trustee in the performance of any of its obligations under the Basic Documents to which it is a party, (ii) the Owner Trustee, if such tax arises out of or results from the gross negligence or willful breach or misconduct by the Owner Trustee in the performance of any of its obligations under the Basic Documents to which it is a party, (iii) the Bond Administrator, if such tax arises out of or results from the negligence or willful breach or misconduct by the Bond Administrator in the performance of any of its obligations set forth under this Indenture, (iv) the Servicer, if such tax arises out of or results from the negligence or willful breach or misconduct by the Servicer in performance of any of its obligations under the Basic Documents to which it is a party, or (v) the Holders of the Subordinate Bonds, in proportion to their Percentage Interests. To the extent such tax is chargeable against the Holders of the Subordinate Bonds, the Bond Administrator, on behalf of the Indenture Trustee, is hereby authorized to retain from amounts otherwise distributable to the Holders of the Subordinate Bonds on any Distribution Date sufficient funds to reimburse the Bond Administrator, on behalf of the Indenture Trustee, for the payment of such tax (to the extent that the Bond Administrator, on behalf of the Indenture Trustee, has not been previously reimbursed or indemnified therefor).

(e) Following the Startup Day and at any time that any Bonds are outstanding,
(x) neither the Indenture Trustee nor the Bond Administrator shall knowingly accept any contribution of assets to the REMIC Trust, unless such contribution is accompanied by an Opinion of Counsel (at the expense of the Seller or the Servicer) to the effect that the inclusion of such assets in the REMIC Trust will not cause the REMIC Trust to fail to qualify as a REMIC or subject the REMIC Trust to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances and (y) the Bond Administrator shall not release any assets unless it shall have received a properly executed Request for Release from the Servicer.

                                  ARTICLE III
                                   Covenants

Section 3.01.  Collection of Payments with respect to the Mortgage Loans.

              Each of the Indenture Trustee and the Bond Administrator, on behalf of the Indenture Trustee, shall establish and maintain an Eligible Account (each a "Payment Account"), held in the name of the Indenture Trustee in trust for the benefit of the Bondholders and the Bond Insurer. The Bond Administrator, shall, subject to the terms of this paragraph, deposit in the Payment Account established by it, (i) on the date of receipt (if received prior to 3:00 p.m. Eastern Standard Time, and if not, then on the Business Day following receipt) from the Servicer, each remittance received by the Bond Administrator with respect to the Mortgage Loans and all other amounts required to be deposited in such Payment Account, and (ii) amounts transferred from the Pre-Funding Account and the Interest Coverage Account pursuant to Section 8.08 and 8.09 hereof. On the Business Day prior to each Payment Date, the Bond Administrator shall remit all amounts in the Payment Account established by it (other than any investment income thereon, which shall be retained by the Bond Administrator as additional compensation) to the Indenture Trustee for deposit in the Payment Account established by the Indenture Trustee. The Indenture Trustee shall make all payments of principal of and interest on the Bonds, subject to Section 3.03, as provided in Section 3.05 to the extent of monies on deposit in the Payment Account established by it (other than any investment income thereon, which shall be retained by the Indenture Trustee as additional compensation).

Section 3.02.  Maintenance of Office or Agency.

             The Issuer will maintain within the United States of America, an office or agency where, subject to satisfaction of conditions set forth herein, Bonds may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Bonds and this Indenture may be served. The Issuer hereby initially appoints the Bond Administrator to serve as its agent for the foregoing purposes. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Bond Administrator with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office of the Bond Administrator, and the Issuer hereby appoints the Bond Administrator as its agent to receive all such surrenders, notices and demands.

Section 3.03.  Money for Payments To Be Held in Trust; Paying Agent.

(a) As provided in Section 3.01, all payments of amounts due and payable with respect to any Bonds that are to be made from amounts withdrawn from the Payment Account pursuant to Section 3.01 shall be made on behalf of the Issuer by the Indenture Trustee or by the Paying Agent, and no amounts so withdrawn from the Payment Account for payments of Bonds shall be paid over to the Issuer except as provided in this Section 3.03.

(b) The Issuer will cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee, an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent it hereby so agrees), subject to the provisions of this Section 3.03, that such Paying Agent will:

(i) hold all sums held by it for the payment of amounts due with respect to the Bonds in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

(ii) give the Indenture Trustee and the Bond Insurer notice of any default by the Issuer of which it has actual knowledge in the making of any payment required to be made with respect to the Bonds;

(iii) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee, all sums so held in trust by such Paying Agent;

(iv) immediately resign as Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Bonds if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment;

(v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Bonds of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith; and

(vi) not commence a bankruptcy proceeding against the Issuer in connection with this Indenture.

            The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Request direct any Paying Agent to pay to the Indenture Trustee, all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

            Subject to applicable laws with respect to escheat of funds, any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Bond (other than amounts paid under the Bond Insurance Policy) and remaining unclaimed for one year after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer upon receipt of an Issuer Request; and the Holder of such Bond shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee, or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Indenture Trustee or such Paying Agent, before being required to make any such repayment, shall at the expense and direction of the Issuer cause to be published once, in an Authorized Newspaper, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer. The Indenture Trustee, with the consent of the Bond Insurer, so long as no Bond Insurer Default exists, may also adopt and employ, at the expense and direction of the Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Holders whose Bonds have been called but have not been surrendered for redemption or whose right to or interest in monies due and payable but not claimed is determinable from the records of the Indenture Trustee or of any Paying Agent, at the last address of record for each such Holder).

Section 3.04.  Existence.

             The Issuer will keep in full effect its existence, rights and franchises as a business trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other state or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Bonds, the Mortgage Loans and each other instrument or agreement included in the Trust Estate.

Section 3.05.  Payment of Principal and Interest.

(a) On each Payment Date from amounts on deposit with respect to a Group in the Payment Account in accordance with Section 8.02 hereof, the Indenture Trustee (based solely on the information provided to the Indenture Trustee by the Bond Administrator pursuant to Section 3.26 hereof) shall pay, with respect to the related Class of Bonds, to the Bondholders and to other Persons the amounts to which they are entitled in the priority set forth below; provided, however, that any amounts representing payments from the Bond Insurer shall only be used to pay interest and principal to the related Class A Bondholders pursuant to clauses (iii) and (iv):

(i) to the Bond Administrator, the Bond Administrator Fee (net of the Indenture Trustee Fee, which the Indenture Trustee will retain), each with respect to such Group;

(ii) to the Bond Insurer, the Bond Insurance Premium for the related Class of Class A Bonds;

(iii) to the related Class A Bondholders, the related Interest Payment Amount with respect to such Payment Date;

(iv) to the related Class A Bondholders, the related Principal Payment Amount with respect to such Payment Date;

(v) to the holders of each other Class of Class A Bonds, the related Interest Cross-Collateralization Amount with respect to other Groups, subject to the provisions of Section 3.05(b) below;

(vi) to the holders of each other Class of Class A Bonds, the Principal Cross-Collateralization Amount with respect to other Groups, subject to the provisions of Section 3.05(b) below;

(vii) to the Bond Insurer, the Reimbursement Amount with respect to the related Group;

(viii)to the Bond Insurer, the Reimbursement Cross-Collateralization Amount with respect to other Groups, subject to the provisions of Section 3.05(b) below;

(ix) to the related Class A Bondholders, in reduction of the related Bond Principal Balance, the Subordination Increase Amount with respect to the related Group;

(x) to the holders of each other Class of Class A Bonds, in reduction of the related Bond Principal Balance, the Subordination Increase
      Cross-Collateralization Amount with respect to other Groups, subject to the provisions of Section 3.05(b) below;

(xi) to the Class A-1 and Class A-2 Bondholders only, any related Carry-Forward Amount;

(xii) to the Class A-1 and Class A-2 Bondholders only, the Carry-Forward Cross-Collateralization Amount with respect to other Groups, subject to the provisions of Section 3.05(b) below;

(xiii)to the Indenture Trustee and to the Bond Administrator, any amounts owing to the Indenture Trustee and to the Bond Administrator relating to the Mortgage Loans in the related Group under any Basic Documents remaining unpaid;

(xiv) to the Servicer, any amounts owing to the Servicer pursuant to the Servicing Agreement in connection with the indemnity by the Issuer thereunder, and in the event there is a successor servicer, additional compensation, if necessary, pursuant to Section 6.02(a) of the Servicing Agreement;

(xv) to the holders of the Class B Bonds, the Interest Payment Amount on the related Class B Component, and in reduction of the related Bond Principal Balance on the related Class B Component, the related Principal Payment Amount on the related Class B Component; and

(xvi) to the holders of the Class IO Bonds, the related Interest Payment Amount for each IO Component; and

(xvii)any remaining amounts, to the Certificate Paying Agent for the Certificateholders.

(b) The waterfall provisions stated in subparagraphs (v), (vi), (viii), (x) and
(xii) of paragraph (a) above provide for limited cross-collateralization (the "Cross-Collateralization Provisions"), in which excess funds from one or more Groups may be used to make payments otherwise due from one or more other Groups. At each step in the waterfall containing Cross-Collateralization Provisions, the Bond Administrator, on behalf of the Indenture Trustee, shall determine with respect to each Group whether there is (x) excess cash available from such Group for application with respect to payments due from other Groups (an "Excess Group") or (y) a shortfall of cash available from such Group required to make payments due from such Group (a "Shortfall Group"). If the aggregate amount of cash required by all Shortfall Groups is greater than the aggregate amount of cash available from all Excess Groups, then the available excess cash will be applied to each Shortfall Group on a pro rata basis, in accordance with the amount of the shortfall for each Shortfall Group. Alternatively, if the aggregate amount of cash available from all Excess Groups is greater than the aggregate amount of cash required by all Shortfall Groups, then the aggregate amount of cash required by the Shortfall Groups will be applied from each of the Excess Groups on a pro rata basis, in accordance with the amount of excess cash available from each Excess Group. This process shall be followed at each step in the waterfall containing Cross-Collateralization Provisions.

(c) On each Payment Date, the Certificate Paying Agent shall deposit in the Certificate Distribution Account all amounts it received pursuant to this
Section 3.05 for the purpose of distributing such funds to the Certificateholders after payment of trust expenses to the Owner Trustee or the Indenture Trustee pursuant to the Trust Agreement.

(d) Interest will accrue on the Class A-1 and Class A-2 Bonds during an Interest Period on the basis of the actual number of days in such Interest Period and a year assumed to consist of 360 days. Interest will accrue on the Class A-3 and Class A-4 Bonds during an Interest Period on the basis of twelve 30-day months in a 360-day year. Interest will accrue on each component of the Class B Bonds and the Class IO Bonds on the same basis as the Classes of the Class A Bonds to which such component relates.

(e) Any installment of interest or principal, if any, payable on any Class A Bond that is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall, so long as such Class A Bonds are Book-Entry Bonds registered in the name of the Depository or its nominee, be paid by wire transfer to the Depository or its nominee. In the case of the Subordinated Bonds and the Class A Bonds if such Class A Bonds are no longer Book-Entry Bonds, if the related Holder shall have so requested at least five Business Days prior to the related Record Date and, in the case of the Class A Bonds, such Holder holds such Class A Bonds of an aggregate initial Bond Principal Balance of at least $5,000,000, such installment shall be paid on such Payment Date to each Holder of record on such Record Date, by wire transfer to an account specified in writing by such Holder reasonably satisfactory to the Indenture Trustee, and in all other cases or if no such instructions have been delivered to the Indenture Trustee, by check to such Bondholder mailed to such Holder's address as it appears in the Bond Register in the amount required to be distributed to such Holder on such Payment Date; PROVIDED, HOWEVER, that the Indenture Trustee shall not pay to such Holders any amount required to be withheld from a payment to such Holder by the Code. The Indenture Trustee may deduct a reasonable wire transfer fee from any payment made by wire transfer.

(f) The principal of each Bond shall be due and payable in full on the Final Scheduled Payment Date for such Bond. All principal payments on the Bonds shall be made to the Bondholders entitled thereto in accordance with the Percentage Interests represented by such Bonds. Upon notice to the Indenture Trustee, by the Issuer, the Indenture Trustee shall notify the Person in whose name a Bond is registered at the close of business on the Record Date preceding the Final Scheduled Payment Date or other final Payment Date (including any final Payment Date resulting from any redemption pursuant to Section 8.07 hereof). Such notice shall to the extent practicable be mailed no later than five Business Days prior to such Final Scheduled Payment Date or other final Payment Date and shall specify that payment of the principal amount and any interest due with respect to such Bond at the Final Scheduled Payment Date or other final Payment Date will be payable only upon presentation and surrender of such Bond and shall specify the place where such Bond may be presented and surrendered for such final payment. No interest shall accrue on the Bonds on or after the Final Scheduled Payment Date or any such other final Payment Date.

Section 3.06.  Protection of Trust Estate.

(a) The Issuer will from time to time prepare, execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

(i)   Grant more effectively all or any portion of the Trust Estate;

(ii) maintain or preserve the lien and security interest (and the priority thereof) of this Indenture or carry out more effectively the purposes hereof;

(iii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

(iv) cause the Issuer or the Servicer to enforce any of their rights with respect to the Mortgage Loans or the Related Documents; and

(v) preserve and defend title to the Trust Estate and the rights of the Indenture Trustee, the Bond Insurer and the Bondholders in such Trust Estate against the claims of all persons and parties.

            Except as otherwise provided in this Indenture, neither the Bond Administrator, on behalf of the Indenture Trustee, nor the Indenture Trustee shall remove any portion of the Trust Estate that consists of money or is evidenced by an instrument, certificate or other writing from the jurisdiction in which it was held at the date of the most recent Opinion of Counsel delivered pursuant to Section 3.07 hereof, unless the Bond Administrator and the Indenture Trustee shall have first received an Opinion of Counsel to the effect that the lien and security interest created by this Indenture with respect to such property will continue to be maintained after giving effect to such action or actions.

            The Issuer hereby designates the Bond Administrator, on behalf of the Indenture Trustee, its agent and attorney-in-fact to sign any financing statement, continuation statement or other instrument required to be signed pursuant to this Section 3.06 upon the Issuer's preparation thereof and delivery to the Bond Administrator, on behalf of the Indenture Trustee.

Section 3.07.  Opinions as to Trust Estate.

             On the Closing Date, the Issuer shall furnish to the Indenture Trustee, the Bond Administrator, the Bond Insurer and the Owner Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, any indentures supplemental hereto, and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as are necessary to perfect and make effective the lien and first priority security interest in the Collateral and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and first priority security interest effective.

            On or before February 1 in each calendar year, beginning in 2000, the Issuer shall furnish to the Indenture Trustee, the Bond Administrator and the Bond Insurer an Opinion of Counsel at the expense of the Issuer either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as is necessary to maintain the lien and first priority security interest in the Collateral and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest in the Collateral until January 31 in the following calendar year.

Section 3.08.  Performance of Obligations.

             The Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, the Basic Documents and in the instruments and agreements included in the Trust Estate.

            The Issuer, with the consent of the Bond Insurer so long as no Bond Insurer Default exists, may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee or the Bond Administrator in an Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer.

            The Issuer will not take any action or permit any action to be taken by others which would release any Person from any of such Person's covenants or obligations under any of the documents relating to the Mortgage Loans or under any instrument included in the Trust Estate, or which would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any of the documents relating to the Mortgage Loans or any such instrument, except such actions as the Servicer is expressly permitted to take in the Servicing Agreement. The Bond Administrator, on behalf of the Indenture Trustee, as pledgee of the Mortgage Loans, shall with the consent of, or direction of, the Bond Insurer, so long as no Bond Insurer Default exists, be able to exercise the rights of the Issuer to direct the actions of the Servicer pursuant to the Servicing Agreement.

Section 3.09.  Negative Covenants.

             So long as any Bonds are Outstanding, the Issuer shall not:

(a) except as expressly permitted by this Indenture, sell, transfer, exchange or otherwise dispose of the Trust Estate, unless directed to do so by the Bond Insurer or the Bond Administrator, on behalf of the Indenture Trustee, with the consent of the Bond Insurer, so long as no Bond Insurer Default exists;

(b) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Bonds (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Bondholder by reason of the payment of the taxes levied or assessed upon any part of the Trust Estate;

(c) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Bonds under this Indenture except as may be expressly permitted hereby, permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof or permit the lien of this Indenture not to constitute a valid first priority security interest in the Trust Estate; or

(d) waive or impair, or fail to assert rights under, the Mortgage Loans, or impair or cause to be impaired the Issuer's interest in the Mortgage Loans, the Mortgage Loan Purchase Agreement or any other Basic Document, if any such action would materially and adversely affect the interests of the Bondholders or the Bond Insurer.

Section 3.10.  Annual Statement as to Compliance.

             The Issuer will deliver to the Indenture Trustee, the Bond Administrator and the Bond Insurer, within 90 days after the end of each fiscal year of the Issuer (commencing with the fiscal year 1998), an Officer's Certificate stating, as to the Authorized Officer signing such Officer's Certificate, that:

(a) a review of the activities of the Issuer during such year and of its performance under this Indenture has been made under such Authorized Officer's supervision; and

(b) to the best of such Authorized Officer's knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture throughout such year, or, if there has been a default in its compliance with any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

Section 3.11.  Reserved

Section 3.12.  Representations and Warranties Concerning the Mortgage Loans.

            The Indenture Trustee, as pledgee of the Mortgage Loans (and the related MI Policies), has the benefit of the representations and warranties made by the Seller in the Purchase Agreement concerning the Seller and the Mortgage Loans (and the related MI Policies) to the same extent as though such representations and warranties were made directly to the Indenture Trustee and the Indenture Trustee and the Bond Administrator, on behalf of the Indenture Trustee, have the right to enforce the remedies against the Seller provided in such Purchase Agreement to the same extent as though such representations and warranties were made directly to the Indenture Trustee. If a Responsible Officer of the Indenture Trustee or the Bond Administrator has actual knowledge of any breach of any representation or warranty made by the Seller in the Mortgage Loan Purchase Agreement, the Indenture Trustee or the Bond Administrator, as the case may be, shall promptly notify the Seller and the Bond Insurer of such finding and the Seller's obligation to cure such breach or repurchase or substitute for the related Mortgage Loan.

Section 3.13.  Amendments to Servicing Agreement.

             The Issuer covenants with the Indenture Trustee, the Bond Administrator and the Bond Insurer that it will not enter into any amendment or supplement to the Servicing Agreement without the prior written consent of the Indenture Trustee, the Bond Administrator and the Bond Insurer. The Indenture Trustee, as pledgee of the Mortgage Loans, and the Bond Administrator, may, with the consent of the Bond Insurer so long as no Bond Insurer Default exists, decline to enter into or consent to any such supplement or amendment if the Bond Insurer's or Bondholders' rights, duties or immunities would be materially and adversely affected thereby. The Indenture Trustee and/or the Bond Administrator may, but shall not be obligated to, enter into any amendment or supplement to the Servicing Agreement that affects the Indenture Trustee's and/or the Bond Administrator's own rights, duties, liabilities or immunities under this Indenture or otherwise.

Section 3.14.  Servicer as Agent and Bailee of the Indenture Trustee.

             Solely for purposes of perfection under Section 9-305 of the Uniform Commercial Code or other similar applicable law, rule or regulation of the state in which such property is held by the Servicer, the Issuer, the Bond Administrator and the Indenture Trustee hereby acknowledge that the Servicer is acting as agent and bailee of the Indenture Trustee in holding amounts on deposit in the Collection Account, as well as its agent and bailee in holding any Related Documents released to the Servicer, and any other items constituting a part of the Trust Estate which from time to time come into the possession of the Servicer. It is intended that, by the Servicer's acceptance of such agency, the Indenture Trustee, as a secured party of the Mortgage Loans, will be deemed to have possession of such Related Documents, such monies and such other items for purposes of Section 9-305 of the Uniform Commercial Code of the state in which such property is held by the Servicer.

Section 3.15.  Investment Company Act.

             The Issuer shall not become an "investment company" or under the "control" of an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (or any successor or amendatory statute), and the rules and regulations thereunder (taking into account not only the general definition of the term "investment company" but also any available exceptions to such general definition); provided, however, that the Issuer shall be in compliance with this Section 3.15 if it shall have obtained an order exempting it from regulation as an "investment company" so long as it is in compliance with the conditions imposed in such order.

Section 3.16.  Issuer May Consolidate, etc.

             The Issuer shall not consolidate or merge with or into any other Person, unless:

(a) the Person (if other than the Issuer) formed by or surviving such consolidation or merger shall be a Person organized and existing under the laws of the United States of America or any state or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form reasonably satisfactory to the Indenture Trustee, the Bond Administrator and the Bond Insurer, the due and punctual payment of the principal of and interest on all Bonds and to the Certificate Paying Agent, on behalf of the Certificateholders, and the payment of the Bond Insurance Premium and all other amounts payable to the Bond Insurer and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein;

(b) immediately after giving effect to such transaction, no Event of Default shall have occurred and be continuing;

(c) the Rating Agencies shall have notified the Issuer that such transaction shall not cause the rating of the Bonds to be reduced, suspended or withdrawn or to be considered by either Rating Agency to be below investment grade without taking into account the Bond Insurance Policy;

(d) the Issuer and the Bond Insurer shall have received an Opinion of Counsel (and shall have delivered a copy thereof to the Indenture Trustee and to the Bond Administrator) to the effect that such transaction will not (A) adversely affect the status of the Bonds as indebtedness for federal income tax purposes, or (B) cause the Trust to be subject to an entity level tax for federal income tax purposes;

(e) any action that is necessary to maintain the lien and security interest created by this Indenture shall have been taken;

(f) the Issuer shall have delivered to the Indenture Trustee, the Bond Administrator and the Bond Insurer an Officer's Certificate and an Opinion of Counsel each stating that such consolidation or merger and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act); and

(g) the Bond Insurer, so long as no Bond Insurer Default exists, shall have given its prior written consent.

            The Issuer shall not convey or transfer any of its properties or assets, including those included in the Trust Estate, to any Person, unless:

(i) the Person that acquires by conveyance or transfer the properties and assets of the Issuer the conveyance or transfer of which is hereby restricted shall be a United States citizen or a Person organized and existing under the laws of the United States of America or any state, expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee in form satisfactory to the Bond
      Administrator and the Indenture Trustee, the due and punctual payment of the principal of and interest on all Bonds and to the Certificate Paying Agent, on behalf of the Certificateholders, the payment of the Bond Insurance Premium and all other amounts payable to the Bond Insurer, the payment of the MI Premium and all other amounts payable to the MI Insurer and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein, expressly agree by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of the Holders of the Bonds and the Bond Insurer, unless otherwise provided in such supplemental indenture, expressly agree to indemnify, defend and hold harmless the Issuer, the Indenture Trustee, the Bond Administrator and the Bond Insurer against and from any loss, liability or expense arising under or related to this Indenture and the Bonds and expressly agree by means of such supplemental indenture that such Person (or if a group of Persons, then one specified Person) shall make all filings with the Commission (and any other appropriate Person) required by the Exchange Act in connection with the Bonds;

(ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

(iii) the Rating Agencies shall have notified the Issuer that such transaction shall not cause the rating of the Bonds, or the rating of the Bonds without taking into account the Bond Insurance Policy, to be reduced, suspended or withdrawn;

(iv) the Issuer and the Bond Insurer shall have received an Opinion of Counsel (and shall have delivered a copy thereof to the Indenture Trustee and the Bond Administrator) to the effect that such transaction will not (A) adversely affect the status of the Bonds as indebtedness for federal income tax purposes, or (B) cause the Trust to be subject to an entity level tax for federal income tax purposes;

(v) any action that is necessary to maintain the lien and security interest created by this Indenture shall have been taken;

(vi) the Issuer shall have delivered to the Indenture Trustee, the Bond Administrator and the Bond Insurer an Officer's Certificate and an Opinion of Counsel each stating that such conveyance or transfer and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act); and

(vii) the Bond Insurer, so long as no Bond Insurer Default exists, shall have given its prior written consent.

Section 3.17.  Successor or Transferee.

             Upon any consolidation or merger of the Issuer in accordance with
Section 3.16(a), the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.

            Upon a conveyance or transfer of all the assets and properties of the Issuer pursuant to Section 3.16(b), the Issuer will be released from every covenant and agreement of this Indenture to be observed or performed on the part of the Issuer with respect to the Bonds immediately upon the delivery of written notice to the Indenture Trustee, the Bond Administrator and the Bond Insurer of such conveyance or transfer and approval of such transaction given by the Bond Insurer to the Indenture Trustee or the Bond Administrator, on behalf of the Indenture Trustee.

Section 3.18.  No Other Business.

             The Issuer shall not engage in any business other than financing, purchasing, owning, selling and managing the Mortgage Loans and the issuance of the Bonds and Certificates in the manner contemplated by this Indenture and the Basic Documents and all activities incidental thereto.

Section 3.19.  No Borrowing.

             The Issuer shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any indebtedness except for the Bonds and amounts due to the Bond Insurer under this Indenture and the Insurance Agreement.

Section 3.20.  Guarantees, Loans, Advances and Other Liabilities.

             Except as contemplated by this Indenture or the Basic Documents, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

Section 3.21.  Capital Expenditures.

             The Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

Section 3.22.  Purchase of Mortgage Loans Pursuant to the Servicing Agreement.

            (a) Upon deposit of the Repurchase Price for a defaulted Mortgage Loan in the Collection Account pursuant to Section 3.18 of the Servicing Agreement and notification of the Bond Administrator, on behalf of the Indenture Trustee, by a certification signed by a Servicing Officer (which certification shall include a statement to the effect that the Repurchase Price has been deposited in the Collection Account), the Bond Administrator, on behalf of the Indenture Trustee, shall cause to be released to the Servicer the related Mortgage File and shall cause to be executed and delivered all instruments of transfer or assignment, without recourse, furnished to it by the Servicer as are necessary to vest in the Servicer title to and rights under the related Mortgage Loan. Such purchase shall be deemed to have occurred on the date on which certification of the deposit of the Repurchase Price in the Collection Account was received by the Bond Administrator, on behalf of the Indenture Trustee. The Bond Administrator, on behalf of the Indenture Trustee, shall amend the applicable Mortgage Loan Schedule to reflect such repurchase and shall promptly notify the Servicer, the Indenture Trustee and the Bond Insurer of such amendment.

(a) Upon deposit of the Repurchase Price for such Converted Mortgage Loan in the Collection Account pursuant to Section 3.20 of the Servicing Agreement and the Converted Loan Purchase Agreement and notification of the Bond Administrator, on behalf of the Indenture Trustee, by a certification signed by a Servicing Officer (which certification shall include a statement to the effect that the Repurchase Price has been deposited in the Collection Account), the Bond Administrator, on behalf of the Indenture Trustee, shall cause to be released to the Servicer or its assignee the related Mortgage File and shall cause to be executed and delivered all instruments of transfer or assignment, without recourse, furnished to it by the Servicer or its assignee as are necessary to vest in the Servicer or its assignee title to and rights under the related Mortgage Loan. Such purchase shall be deemed to have occurred on the date on which certification of the deposit of the Repurchase Price in the Collection Account was received by the Bond Administrator, on behalf of the Indenture Trustee. The Bond Administrator, on behalf of the Indenture Trustee, shall amend the applicable Mortgage Loan Schedule to reflect such purchase and shall promptly notify the Servicer, the Indenture Trustee and the Bond Insurer of such amendment.

Section 3.23.  Restricted Payments.

             The Issuer shall not, directly or indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; PROVIDED, HOWEVER, that the Issuer may make, or cause to be made, (x) distributions to the Owner Trustee and the Certificateholders as contemplated by, and to the extent funds are available for such purpose under this Indenture and the Trust Agreement and (y) payments to the Servicer pursuant to the terms of the Servicing Agreement. The Issuer will not, directly or indirectly, make payments to or distributions from the Collection Account except in accordance with this Indenture and the Basic Documents.

Section 3.24.  Notice of Events of Default.

             The Issuer shall give the Indenture Trustee, the Bond Insurer, the Bond Administrator and the Rating Agencies prompt written notice of each Event of Default hereunder and under the Trust Agreement.

Section 3.25.  Further Instruments and Acts.

             Upon request of the Indenture Trustee, the Bond Administrator or the Bond Insurer, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

Section 3.26.  Statements to Bondholders.

            No later than noon on the Business Day prior to each Payment Date, the Bond Administrator shall forward, by facsimile transmission, the statement prepared pursuant to Section 7.05 of this Indenture, together with all other information reasonably necessary to make the distributions pursuant to Section
3.05 of this Indenture, to the Indenture Trustee. On each Payment Date, the Indenture Trustee and the Certificate Registrar shall forward by mail to each Bondholder and Certificateholder, respectively, the statement prepared pursuant to Section 7.05 of this Indenture. Neither the Indenture Trustee nor the Bond Administrator, shall have any responsibility to (i) verify information provided by the Servicer to be included in such statement or (ii) include any information required to be included in such statement if the Servicer has failed to timely produce such information to the Bond Administrator, as required pursuant to the Servicing Agreement.

Section 3.27. Determination of Bond Interest Rate of Class A-1 and Class A-2 Bonds.

             On the Interest Determination Date, the Bond Administrator, on behalf of the Indenture Trustee, shall determine One-Month LIBOR and as soon as practical thereafter shall determine the Class A-1 Bond Interest Rate and the Class A-2 Bond Interest Rate for the Interest Period following such Interest Determination Date and shall inform the Issuer and, the Servicer at their respective facsimile numbers given to the Bond Administrator in writing thereof.

Section 3.28.  Policy Payments Account.

(a) If, on the second Business Day prior to the related Payment Date there is not on deposit in the Payment Account an amount sufficient to pay Scheduled Payments on the Class A Bonds due on such Payment Date, the Bond Administrator shall give notice to the Bond Insurer by telephone or telecopy of the amount of such deficiency by 12:00 noon, New York City time, on such Business Day

(b) At the time of the execution and delivery of this Indenture, and for the purposes of this Indenture, the Indenture Trustee shall establish a separate special purpose trust account in the name of the Indenture Trustee for the benefit of Holders of the Class A Bonds referred to herein as the "Policy Payments Account" and over which the Indenture Trustee shall have exclusive control and sole right of withdrawal. The Indenture Trustee shall deposit any amount paid under the Bond Insurance Policy in the Policy Payments Account and distribute such amount only for purposes of making the Scheduled Payments for which a claim was made. Such amounts shall be disbursed by the Indenture Trustee to Holders pursuant to Section 3.05(a) hereof. It shall not be necessary for such payments to be made by checks or wire transfers separate from the check or wire transfer used to make payments on the Bonds with other funds available to make such payments. However, the amount of any payment of principal of or interest on the Bonds to be paid from the Policy Payments Account shall be noted as provided in (d) below in the Payment Date Statement to be furnished to Holders of the Bonds. Funds held in the Policy Payments Account shall not be invested by the Indenture Trustee.

(c) Any funds received by the Indenture Trustee as a result of any claim under the Bond Insurance Policy shall be applied by the Indenture Trustee, together with the funds, if any, to be withdrawn from the Payment Account, directly to the payment in full of the Scheduled Payments due on the Class A Bonds (including Class A Bonds held for the Indenture Trustee's own account). Funds received by the Indenture Trustee as a result of any claim under the Bond Insurance Policy shall be deposited by the Indenture Trustee in the Policy Payments Account and used solely for payment to the Holders of Class A Bonds and may not be applied to satisfy any costs, expenses or liabilities of the Indenture Trustee. Any funds remaining in the Policy Payments Account following a Payment Date shall promptly be remitted to the Bond Insurer.

(d) The Indenture Trustee shall keep a complete and accurate record of all funds deposited by the Bond Insurer into the Policy Payments Account and the allocation of such funds to payment of interest on and principal paid in respect of any Class A Bond. The Bond Insurer shall have the right to inspect such records at reasonable times upon one Business Day's prior notice to the Indenture Trustee.

(e) Subject to and conditioned upon payment of any interest or principal with respect to the Class A Bonds by or on behalf of the Bond Insurer, the Indenture Trustee shall assign to the Bond Insurer all rights to the payment of interest or principal on the Class A Bonds which are then due for payment to the extent of all payments made by the Bond Insurer and the Bond Insurer may exercise any option, vote, right, power or the like with respect to the Class A Bonds to the extent it has made a principal payment pursuant to the Bond Insurance Policy. The Indenture Trustee agrees that the Bond Insurer shall be subrogated to all of the rights to payment of the Holders of the Obligations or in relation thereto to the extent that any payment of principal or interest was made to such Holders with payments made under the Bond Insurance Policy by the Bond Insurer.

Section 3.29.  Servicing and Administration of the MI Policies.

             The Bond Administrator, on behalf of the Indenture Trustee, agrees that it will hold the MI Policies and the Issuer's rights thereunder, and all payments received under the MI Policies, in trust solely for the use and benefit of the Bondholders and the Bond Insurer in accordance with the terms hereof and the terms of the Servicing Agreement. Subject to the provisions of Section 3.05 hereof, the Bond Administrator, on behalf of the Indenture Trustee, shall take all such actions on behalf of the Issuer as are necessary to service and administer the MI Policies and to perform the Issuer's obligations and enforce the Issuer's rights under the MI Policies, which actions shall conform to the standards of an institution prudently administering the MI Policies for its own account; provided, however, that so long as no Servicing Default has occurred and is continuing, the Servicer shall act as agent for the Indenture Trustee with respect to the servicing and administering of the MI Policies pursuant to
Section 3.22 of the Servicing Agreement.

Section 3.30.  Insolvency Proceedings.

(a) In the event that the Indenture Trustee, or the Bond Administrator on behalf of the Indenture Trustee, has received a certified copy of an order of the appropriate court that any scheduled payment of principal of or interest on a Class A Bond has been voided in whole or in part as a preference payment under applicable bankruptcy law, the Indenture Trustee, or the Bond Administrator on behalf of the Indenture Trustee, shall so notify the Bond Insurer, shall comply with the provisions of the Bond Insurance Policy to obtain payment by the Bond Insurer of such voided scheduled payment, and shall, at the time it provides notice to the Bond Insurer, notify, by mail to Holders of the Class A Bonds that, in the event that any Holder's scheduled payment is so recovered, such Holder will be entitled to payment pursuant to the terms of the Bond Insurance Policy, a copy of which shall be made available through the Indenture Trustee, the Bond Insurer or the Fiscal Agent, if any, and the Indenture Trustee shall furnish to the Bond Insurer or its Fiscal Agent, if any, its records evidencing the payments of principal of and interest on the Class A Bonds, if any, which have been made by the Indenture Trustee and subsequently recovered from Holders, and the dates on which such payments were made.

(b) The Indenture Trustee shall promptly notify the Bond Insurer of either of the following as to which it has actual knowledge: (i) the commencement of any proceeding by or against the Issuer commenced under the United States Bankruptcy Code or any other applicable bankruptcy, insolvency, receivership, rehabilitation or similar law (an "Insolvency Proceeding") and (ii) the making of any claim in connection with any Insolvency Proceeding seeking the avoidance as a preferential transfer (a "Preference Claim") of any payment of principal of, or interest on, the Class A Bonds. Each Holder, by its purchase of Bonds, and the Indenture Trustee hereby agree that, so long as a the Bond Insurer Default shall not have occurred and be continuing, the Bond Insurer may at any time during the continuation of an Insolvency Proceeding direct all matters relating to such Insolvency Proceeding, including, without limitation, (i) all matters relating to any Preference Claim, (ii) the direction of any appeal of any order relating to any Preference Claim at the expense of the Bond Insurer but subject to reimbursement as provided in the Insurance Agreement and (iii) the posting of any surety, supersedeas or performance bond pending any such appeal. In addition, and without limitation of the foregoing, as set forth in
Section 4.12, the Bond Insurer shall be subrogated to, and each Holder and the Indenture Trustee hereby delegate and assign, to the fullest extent permitted by law the rights of the Indenture Trustee and each Holder in the conduct of any Insolvency Proceeding, including, without limitation, all rights of any party to an adversary proceeding action with respect to any court order issued in connection with any such Insolvency Proceeding.

(c) The Indenture Trustee shall furnish to the Bond Insurer or its Fiscal Agent its records evidencing the Scheduled Payments of principal of and interest on the Class A Bonds which have been made by the Indenture Trustee and subsequently recovered from Bondholders, and the dates on which such payments were made.

                                   ARTICLE IV
              The Bonds; Satisfaction and Discharge of Indenture

Section 4.01.   The Bonds.

             The Class A Bonds shall be registered in the name of a nominee designated by the Depository. Beneficial Owners will hold interests in the Class A Bonds through the book-entry facilities of the Depository in minimum initial Bond Principal Balances of $25,000 and integral multiples of $1,000 in excess thereof. The Subordinated Bonds will not be held through the book-entry facilities of the Depository. Pursuant to Section 4.08(a), the Subordinated Bonds will be issued in the form of Definitive Bonds and, with respect to the Class B Bonds, in minimum initial Bond Principal Balances of $25,000 and integral multiples of $1,000 in excess thereof, and, with respect to the Class IO Bonds, in minimum initial Percentage Interests of 10% and integral multiples of 10% in excess thereof.

            Subject to the last sentence of Section 4.12, the Bond Administrator and the Indenture Trustee may for all purposes (including the making of payments due on the Class A Bonds) deal with the Depository as the authorized representative of the Beneficial Owners with respect to the Class A Bonds for the purposes of exercising the rights of Holders of Class A Bonds hereunder. In addition, subject to the last sentence of Section 4.12, except as provided in the next succeeding paragraph of this Section 4.01, the rights of Beneficial Owners with respect to the Class A Bonds shall be limited to those established by law and agreements between such Beneficial Owners and the Depository and Depository Participants. Except as provided in Section 4.08 hereof, Beneficial Owners shall not be entitled to definitive certificates for the Class A Bonds as to which they are the Beneficial Owners. Requests and directions from, and votes of, the Depository as Holder of the Class A Bonds shall not be deemed inconsistent if they are made with respect to different Beneficial Owners. The Bond Administrator, on behalf of the Indenture Trustee, may establish a reasonable record date in connection with solicitations of consents from or voting by Bondholders and give notice to the Depository of such record date. Without the consent of the Issuer and the Bond Administrator, on behalf of the Indenture Trustee, no Class A Bond may be transferred by the Depository except to a successor Depository that agrees to hold such Class A Bond for the account of the Beneficial Owners.

            In the event The Depository Trust Company resigns or is removed as Depository, the Bond Administrator, on behalf of the Indenture Trustee, with the approval of the Issuer may appoint a successor Depository. If no successor Depository has been appointed within 30 days of the effective date of the Depository's resignation or removal, each Beneficial Owner shall be entitled to certificates representing the Class A Bonds it beneficially owns in the manner prescribed in Section 4.08.

            The Bonds shall, on original issue, be executed on behalf of the Issuer by the Owner Trustee, not in its individual capacity but solely as Owner Trustee, authenticated by the Bond Registrar and delivered by the Bond Administrator on behalf of the Indenture Trustee to or upon the order of the Issuer.

Section 4.02. Registration of and Limitations on Transfer and Exchange of Bonds; Appointment of Bond Registrar.

             The Issuer shall cause the Bond Administrator, as Bond Registrar, to keep at the Corporate Trust Office of the Bond Registrar, a Bond Register in which, subject to such reasonable regulations as it may prescribe, the Bond Registrar shall provide for the registration of Bonds and of transfers and exchanges of Bonds as herein provided.

            Subject to the restrictions and limitations set forth below, upon surrender for registration of transfer of any Bond at the Corporate Trust Office of the Bond Registrar, the Issuer shall execute and the Bond Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Bonds in authorized initial Bond Principal Balances evidencing the same aggregate Percentage Interests.

            Subject to the foregoing, at the option of the Bondholders, Bonds may be exchanged for other Bonds of the same class and in authorized initial Bond Principal Balances evidencing the same aggregate Percentage Interests upon surrender of the Bonds to be exchanged at the Corporate Trust Office of the Bond Registrar. Whenever any Bonds are so surrendered for exchange, the Issuer shall execute and the Bond Registrar shall authenticate and deliver the Bonds which the Bondholder making the exchange is entitled to receive. Each Bond presented or surrendered for registration of transfer or exchange shall (if so required by the Bond Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form reasonably satisfactory to the Bond Registrar duly executed by the Holder thereof or his attorney duly authorized in writing with such signature guaranteed by a commercial bank or trust company located or having a correspondent located in the City of New York or the city in which any Corporate Trust Office of the Bond Registrar is located. Bonds delivered upon any such transfer or exchange will evidence the same obligations, and will be entitled to the same rights and privileges, as the Bonds surrendered.

            No service charge shall be made for any registration of transfer or exchange of Bonds, but the Bond Registrar shall require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer or exchange of Bonds.

            The Issuer hereby appoints the Bond Administrator to keep at its Corporate Trust Office a Bond Register in which, subject to such reasonable regulations as it may prescribe, the Bond Registrar shall provide for the registration of Bonds and of transfers and exchanges thereof pursuant to this Section. The Bond Administrator hereby accepts such appointment.

            No transfer of any Subordinate Bond shall be made unless such transfer is made in a transaction which does not require registration or qualification under the Securities Act or qualification under any state securities or "Blue Sky" laws. If such a transfer is to be made in reliance upon an exemption from the Securities Act other than Rule 144A thereunder, (A) the Indenture Trustee and the Bond Administrator shall receive an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities Act, describing the applicable exemption and the basis therefor, which Opinion of Counsel shall not be an expense of the Seller, the Transferor, the Depositor, the Servicer, the Trust, the Bond Administrator, the Owner Trustee or the Indenture Trustee or (B) the Bond Registrar shall require the transferee to execute a certification, substantially in the form of Exhibit I hereto, setting forth the facts surrounding such transfer. In the event that a transfer is to be made in reliance on Rule 144A under the Securities Act, the Subordinate Bondholder shall cause its prospective transferee to execute and deliver a certificate substantially in the form of Exhibit I hereto; provided, however, that with respect to any sale of a Subordinate Bond by an investment company registered under the Investment Company Act of 1940, as amended, made in reliance on Rule 144A, the Subordinate Bondholder may (in lieu of delivering a certificate in the form of Exhibit I) deliver to the Bond Registrar a certificate in the form of Exhibit J hereto with a copy of a Qualified Institutional Buyer Certificate in the form of Addendum 1 thereto. The Servicer promptly shall furnish to any Holder, or any prospective purchaser designated by a Holder, the information required to be delivered to Holders and prospective purchasers of Subordinate Bonds in connection with the resale of the Subordinate Bonds to permit compliance with Rule 144A in connection with such resale. No Subordinate Bond may be subdivided for resale or other transfer into a unit smaller than a unit the initial offering price of which would have been in the aggregate $1,000,000. No resale or other transfer of the Subordinate Bonds may be made to a nonresident alien individual, foreign corporation or other non-United States person.

            The Bond Registrar shall not register the transfer of any Subordinated Bond unless the transferee has executed and delivered to the Bond Registrar, a certification to the effect that the transferee is not (A) an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA or (B) a plan (as defined in Section 4975(e)(1) of the Code) that is subject to Section 4975 of the Code (each of the foregoing, a "Benefit Plan"), and is not acting on behalf of or investing the assets of a Benefit Plan.

            Notwithstanding any other provisions of this Section 4.02, on the Closing Date, the Issuer will issue the Subordinated Bonds to the Depositor, the Depositor will sell the Subordinated Bonds to the Transferor and the Transferor will sell the Subordinated Bonds to NRFC, in each case without complying with the foregoing provisions of this Section 4.02. On the Closing Date, the Subordinated Bonds shall be issued and registered in the name of NRFC.

Section 4.03.   Mutilated, Destroyed, Lost or Stolen Bonds.

             If (i) any mutilated Bond is surrendered to the Bond Registrar, or the Bond Registrar, receives evidence to its satisfaction of the destruction, loss or theft of any Bond, and (ii) there is delivered to the Bond Registrar, such security or indemnity as may be required by it to hold the Issuer, the Bond Insurer, the Bond Administrator and the Indenture Trustee harmless, then, in the absence of notice to the Issuer, the Bond Registrar, the Bond Administrator or the Indenture Trustee that such Bond has been acquired by a bona fide purchaser, and provided that the requirements of Section 8-405 of the UCC are met, the Issuer shall execute and, upon its request, the Bond Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Bond, a replacement Bond; provided, however, that if any such destroyed, lost or stolen Bond, but not a mutilated Bond, shall have become or within seven days shall be due and payable, instead of issuing a replacement Bond, the Issuer may pay such destroyed, lost or stolen Bond when so due or payable without surrender thereof. If, after the delivery of such replacement Bond or payment of a destroyed, lost or stolen Bond pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original Bond in lieu of which such replacement Bond was issued presents for payment such original Bond, the Issuer, the Bond Insurer, the Bond Administrator and the Indenture Trustee shall be entitled to recover such replacement Bond (or such payment) from the Person to whom it was delivered or any Person taking such replacement Bond from such Person to whom such replacement Bond was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer, the Bond Insurer, the Bond Administrator or the Indenture Trustee in connection therewith.

            Upon the issuance of any replacement Bond under this Section 4.03, the Issuer may require the payment by the Holder of such Bond of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Bond Administrator and the Indenture Trustee) connected therewith.

            Every replacement Bond issued pursuant to this Section 4.03 in replacement of any mutilated, destroyed, lost or stolen Bond shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Bond shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Bonds duly issued hereunder.

            The provisions of this Section 4.03 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Bonds.

Section 4.04.   Persons Deemed Owners.

             Prior to due presentment for registration of transfer of any Bond, the Issuer, the Bond Insurer, the Indenture Trustee, the Bond Administrator and any agent of the Issuer, the Bond Insurer, the Indenture Trustee or the Bond Administrator may treat the Person in whose name any Bond is registered (as of the day of determination) as the owner of such Bond for the purpose of receiving payments of principal of and interest, if any, on such Bond and for all other purposes whatsoever, whether or not such Bond be overdue, and neither the Issuer, the Bond Insurer, the Indenture Trustee, the Bond Administrator nor any agent of the Issuer, the Bond Insurer, the Indenture Trustee or the Bond Administrator shall be affected by notice to the contrary.

Section 4.05.   Cancellation.

             All Bonds surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Bond Registrar, be delivered to the Bond Registrar, and shall be promptly canceled by the Bond Registrar. The Issuer may at any time deliver to the Bond Registrar for cancellation any Bonds previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Bonds so delivered shall be promptly canceled by the Bond Registrar. No Bonds shall be authenticated in lieu of or in exchange for any Bonds canceled as provided in this Section 4.05, except as expressly permitted by this Indenture. All canceled Bonds may be held or disposed of by the Bond Registrar in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Request that they be destroyed or returned to it; provided, however, that such Issuer Request is timely and the Bonds have not been previously disposed of by the Indenture Trustee.

Section 4.06.   Book-Entry Bonds.

             The Class A Bonds, upon original issuance, will be issued in the form of definitive Bonds representing the Book-Entry Bonds, to be delivered to The Depository Trust Company, the initial Depository, by, or on behalf of, the Issuer. Such Class A Bonds shall initially be registered on the Bond Register in the name of Cede & Co., the nominee of the initial Depository, and no Beneficial Owner will receive a Definitive Bond representing such Beneficial Owner's interest in such Bond, except as provided in Section 4.08. Unless and until definitive, fully registered Bonds (the "Definitive Bonds") have been issued to Beneficial Owners pursuant to Section 4.08:

(a)   the provisions of this Section 4.06 shall be in full force and effect;

(b) the Bond Registrar, the Bond Insurer and the Indenture Trustee, shall be entitled to deal with the Depository for all purposes of this Indenture (including the payment of principal of and interest on the Class A Bonds and the giving of instructions or directions hereunder) as the sole holder of the Class A Bonds, and shall have no obligation to the Beneficial Owners of Class A Bonds;

(c) to the extent that the provisions of this Section 4.06 conflict with any other provisions of this Indenture, the provisions of this Section 4.06 shall control;

(d) subject to the last sentence of Section 4.12, the rights of Beneficial Owners shall be exercised only through the Depository and shall be limited to those established by law and agreements between such Beneficial Owners of Class A Bonds and the Depository and/or the Depository Participants. Unless and until Definitive Bonds are issued pursuant to Section 4.08, the initial Depository will make book-entry transfers among the Depository Participants and receive and transmit payments of principal of and interest on the Class A Bonds to such Depository Participants; and

(e) subject to the last sentence of Section 4.12, whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Holders of Class A Bonds evidencing a specified percentage of the Bond Principal Balances of the Class A Bonds, the Depository shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Beneficial Owners and/or Depository Participants owning or representing, respectively, such required percentage of the beneficial interest in the Class A Bonds and has delivered such instructions to the Bond Administrator or the Indenture Trustee.

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

Section 4.07.   Notices to Depository.

             Whenever a notice or other communication to the Bondholders is required under this Indenture, unless and until Definitive Bonds shall have been issued to Beneficial Owners pursuant to Section 4.08, the Indenture Trustee or the Bond Administrator, on behalf of the Indenture Trustee, as the case may be, shall give all such notices and communications specified herein to be given to Holders of the Class A Bonds to the Depository, and shall have no obligation to the Beneficial Owners.

Section 4.08.   Definitive Bonds.

(a) The Subordinate Bonds will be issued in the form of Definitive Bonds.

(b) If (i) the Bond Administrator or the Indenture Trustee determines that the Depository is no longer willing or able to properly discharge its responsibilities with respect to the Class A Bonds and the Bond Administrator, on behalf of the Indenture Trustee, is unable to locate a qualified successor,
(ii) the Bond Administrator or the Indenture Trustee elects to terminate the book-entry system through the Depository or (iii) after the occurrence of an Event of Default, Beneficial Owners of Class A Bonds representing beneficial interests aggregating at least a majority of the Bond Principal Balances of the Class A Bonds advise the Depository in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Beneficial Owners, then the Depository shall notify all Beneficial Owners and the Bond Registrar of the occurrence of any such event and of the availability of Definitive Bonds to Beneficial Owners requesting the same. Upon surrender to the Bond Registrar of the typewritten Bonds representing the Book-Entry Bonds by the Depository, accompanied by registration instructions, the Issuer shall execute and the Bond Registrar shall authenticate the Definitive Bonds in accordance with the instructions of the Depository. None of the Issuer, the Bond Registrar, the Bond Administrator, or the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Bonds, the Bond Administrator, the Indenture Trustee and the Bond Registrar shall recognize the Holders of the Definitive Bonds as Bondholders. The Bond Administrator, on behalf of the Indenture Trustee, shall notify the Bond Insurer and the Indenture Trustee upon the issuance of Definitive Bonds.

Section 4.09.   Reserved

Section 4.10.   Satisfaction and Discharge of Indenture.

             This Indenture shall cease to be of further effect with respect to the Bonds, except as to (i) rights of registration of transfer and exchange,
(ii) substitution of mutilated, destroyed, lost or stolen Bonds, (iii) rights of Bondholders (and the Bond Insurer, as subrogee of the Bondholders) to receive payments of principal thereof and interest thereon, (iv) Sections 3.03, 3.04, 3.06, 3.09, 3.16, 3.18 and 3.19, (v) the rights, obligations and immunities of the Indenture Trustee and the Bond Administrator hereunder (including the rights of the Indenture Trustee and the Bond Administrator under Section 6.07 and the obligations of the Indenture Trustee and the Bond Administrator under Section 4.11) and (vi) the rights of Bondholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them, and the Bond Administrator, on behalf of the Indenture Trustee, on demand of and at the expense of the Issuer, shall cause to be executed proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Bonds and shall release and deliver the Collateral to or upon the order of the Issuer, when either:

(a) all Bonds theretofore authenticated and delivered (other than (i) Bonds that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 4.03 hereof and (ii) Bonds for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.03) have been delivered to the Bond Registrar for cancellation; or

(b) all Bonds not theretofore delivered to the Bond Registrar for cancellation have become due and payable, will become due and payable at the Final Scheduled Payment Date within one year, or

(c) have been called for early redemption pursuant to Section 8.07 hereof, and the Issuer, in the case of (a) or (b) above, has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee, cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Bonds then outstanding not theretofore delivered to the Indenture Trustee for cancellation when due on the Final Scheduled Payment Date or other final Payment Date and has delivered to the Bond Administrator, the Indenture Trustee, and the Bond Insurer a verification report from a nationally recognized accounting firm certifying that the amounts deposited with the Indenture Trustee are sufficient to pay and discharge the entire indebtedness of such Bonds, or, in the case of (c) above, the Issuer shall have complied with all requirements of Section 8.07 hereof;

(d) the Issuer has paid or caused to be paid all other sums payable hereunder and under the Insurance Agreement by the Issuer as evidenced by the written consent of the Bond Insurer; and

(e) the Issuer has delivered to the Indenture Trustee, the Bond Administrator and the Bond Insurer an Officer's Certificate and an Opinion of Counsel, each meeting the applicable requirements of Section 10.01 hereof, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with and, if the Opinion of Counsel relates to a deposit made in connection with Section 4.10(A)(2)b. above, such opinion shall further be to the effect that such deposit will constitute an "in-substance defeasance" within the meaning of Revenue Ruling 85-42, 1985-1 C.B. 36, and in accordance therewith, the Issuer will be the owner of the assets deposited in trust for federal income tax purposes.

Section 4.11.  Application of Trust Money.

             All monies deposited with the Indenture Trustee pursuant to Section
4.10 hereof shall be held in trust and applied by it, in accordance with the provisions of the Bonds and this Indenture, to the payment, either directly or through any Paying Agent or the Issuer, Certificate Paying Agent as designee of the Issuer or the Bond Insurer, as applicable, as the Indenture Trustee may determine, to the Holders of Bonds, of all sums due and to become due thereon for principal and interest or otherwise; but such monies need not be segregated from other funds except to the extent required herein or required by law.

Section 4.12.  Effect of Payments by the Bond Insurer; Subrogation

(a) Anything herein to the contrary notwithstanding, any payment with respect to the principal of or interest on the Class A Bonds which is made with moneys received pursuant to the terms of the Bond Insurance Policy shall not be considered payment by the Issuer of the Class A Bonds, shall not discharge the Issuer in respect of its obligation to make such payment and shall not result in the payment of or the provision for the payment of the principal of or interest on the Class A Bonds within the meaning of Section 4.10 hereof. The Issuer and the Indenture Trustee acknowledge that without the need for any further action on the part of the Bond Insurer, the Issuer, the Indenture Trustee or the Bond Registrar (i) to the extent the Bond Insurer makes payments, directly or indirectly, on account of principal of or interest on the Class A Bonds to the Holders of such Class A Bonds, the Bond Insurer will be fully subrogated to the rights of such Holders to receive such principal and interest from the Issuer, and (ii) the Bond Insurer shall be paid such principal and interest in its capacity as a Holder of Class A Bonds but only from the sources and in the manner provided herein for the payment of such principal and interest in each case only after the Holders of the Class A Bonds have received payment of all scheduled payments of principal and interest due thereon.

(b) Without limiting the provisions of Article V hereof or the rights or interests of the Holders as otherwise set forth herein, so long as no Bond Insurer Default exists, the Indenture Trustee shall cooperate in all respects with any reasonable request by the Bond Insurer for action to preserve or enforce the Bond Insurer's rights or interests under this Indenture, including, without limitation, upon the occurrence and continuance of an Event of Default, a request to take any one or more of the following actions:

(i) institute proceedings for the collection of all amounts then payable on the Bonds, or under this Indenture in respect to the Bonds, enforce any judgment obtained and collect from the Issuer moneys adjudged due;

(ii) institute proceedings from time to time for the complete or partial foreclosure of this Indenture; and

(iii) exercise remedies of a secured party under the Uniform Commercial Code and take any other appropriate action to protect and enforce the rights and remedies of the Bond Insurer hereunder.

Section 4.13.  Repayment of Monies Held by Paying Agent.

             In connection with the satisfaction and discharge of this Indenture with respect to the Bonds, all monies then held by any Person other than the Indenture Trustee under the provisions of this Indenture with respect to such Bonds shall, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to Section 3.05 and thereupon such Person shall be released from all further liability with respect to such monies.

Section 4.14.  Temporary Bonds.

             Pending the preparation of any Definitive Bonds, the Issuer may execute and upon its written direction, the Bond Registrar may authenticate and make available for delivery, temporary Bonds that are printed, lithographed, typewritten, photocopied or otherwise produced, in any denomination, substantially of the tenor of the Definitive Bonds in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Bonds may reasonably determine, as evidenced by their execution of such Bonds.

            If temporary Bonds are issued, the Issuer will cause Definitive Bonds to be prepared without unreasonable delay. After the preparation of the Definitive Bonds, the temporary Bonds shall be exchangeable for Definitive Bonds upon surrender of the temporary Bonds at the office or agency of the Bond Registrar, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Bonds, the Issuer shall execute and the Indenture Trustee shall authenticate and make available for delivery, in exchange therefor, Definitive Bonds of authorized denominations and of like tenor and aggregate principal amount. Until so exchanged, such temporary Bonds shall in all respects be entitled to the same benefits under this Indenture as Definitive Bonds.

                                   ARTICLE V
                             Default and Remedies

Section 5.01.   Events of Default.

              The Issuer shall deliver to the Indenture Trustee, the Bond Administrator and the Bond Insurer, within five days after learning of the occurrence of a Default or an Event of Default, written notice in the form of an Officer's Certificate of the occurrence of such Default or Event of Default, its status and what action the Issuer is taking or proposes to take with respect thereto.

Section 5.02.   Acceleration of Maturity; Rescission and Annulment.

             If an Event of Default should occur and be continuing, then and in every such case the Indenture Trustee may (with the prior written consent of the Bond Insurer), and, at the written direction of the Bond Insurer or if a Bond Insurer Default exists, the Holders of Bonds representing not less than a majority of the Bond Principal Balances of all Bonds, shall, declare the Bonds to be immediately due and payable, by a notice in writing to the Issuer (and to the Indenture Trustee if given by Bondholders), and upon any such declaration the unpaid Bond Principal Balance of the Bonds, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable.

            At any time after such declaration of acceleration of maturity with respect to an Event of Default has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter in this Article V provided, the Bond Insurer or, if a Bond Insurer Default exists, the Holders of Bonds representing a majority of the Bond Principal Balances of all Bonds, by written notice to the Issuer, the Bond Administrator and the Indenture Trustee, may waive the related Event of Default and rescind and annul such declaration and its consequences if:

(a) the Issuer or the Bond Insurer has paid or deposited with the Indenture Trustee, a sum sufficient to pay:

(i) all payments of principal and interest on the Bonds and all other amounts that would then be due hereunder or upon the Class A Bonds if the Event of Default giving rise to such acceleration had not occurred; and

(ii) all sums reasonably paid or advanced by the Indenture Trustee or the Bond Administrator hereunder and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee or the Bond Administrator and their respective agents and counsel; and

(b) all Events of Default, other than the nonpayment of the principal of the Bonds that has become due solely by such acceleration, have been cured or waived as provided in Section 5.12;

provided, however, the Bond Insurer, so long as no Bond Insurer Default exists, may waive an Event of Default regardless of Section 5.02(a) (i) or (ii) above.

            No such rescission shall affect any subsequent default or impair any right consequent thereto.

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

Section 5.03. Collection of Indebtedness and Suits for Enforcement by Indenture Trustee.

             The Issuer covenants that if (i) default is made in the payment of any interest (including the Interest Payment Amount) on any Bond when the same becomes due and payable, and such default continues for a period of five days, or (ii) default is made in the payment of the principal (including the Principal Payment Amount and the Subordination Increase Amount) of, or any installment of the principal of, any Bond when the same becomes due and payable, the Issuer shall, upon demand of the Indenture Trustee, at the direction of the Bond Insurer, so long as no Bond Insurer Default exists, pay to the Indenture Trustee, for the benefit of the Holders of Bonds and of the Bond Insurer, the whole amount then due and payable on the Bonds for principal and interest, with interest at the Bond Interest Rate upon the overdue principal, and in addition thereto such further amount as shall be sufficient to cover the reasonable costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee or the Bond Administrator and their respective agents and counsel.

            In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, and at the direction of the Bond Insurer, so long as no Bond Insurer Default exists, subject to the provisions of Section 10.16 hereof, may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer or other obligor upon the Bonds and collect in the manner provided by law out of the property of the Issuer or other obligor the Bonds, wherever situated, the monies adjudged or decreed to be payable.

            If an Event of Default occurs and is continuing, the Indenture Trustee, at the direction of the Bond Insurer, so long as no Bond Insurer Default exists, subject to the provisions of Section 10.16 hereof may, as more particularly provided in Section 5.04 hereof, in its discretion, proceed to protect and enforce its rights and the rights of the Bondholders and the Bond Insurer, by such appropriate Proceedings as the Indenture Trustee, at the direction of the Bond Insurer, so long as no Bond Insurer Default exists, shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law; provided, however, that reasonable indemnity is provided to the Indenture Trustee by the Bond Insurer.

            In case there shall be pending, relative to the Issuer or any other obligor upon the Bonds or any Person having or claiming an ownership interest in the Trust Estate, Proceedings under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to the Issuer or other obligor upon the Bonds, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, at the direction of the Bond Insurer, so long as no Bond Insurer Default exists, irrespective of whether the principal of any Bonds shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

(a) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Bonds and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all reasonable expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence or bad faith), the Bond Administrator, the Bond Insurer and of the Bondholders allowed in such Proceedings;

(b) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of Bonds in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

(c) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Bondholders, the Bond Insurer, the Bond Administrator and the Indenture Trustee on their behalf; and

(d) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee, the Bond Insurer, the Bond Administrator or the Holders of Bonds allowed in any judicial proceedings relative to the Issuer, its creditors and its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Bondholders to make payments to the Indenture Trustee or the Bond Administrator, and, in the event that the Indenture Trustee, with the consent of the Bond Insurer, so long as no Bond Insurer Default exists, shall consent to the making of payments directly to such Bondholders, to pay to the Indenture Trustee or the Bond Administrator such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee or Bond Administrator, each predecessor Indenture Trustee or Bond Administrator and their respective agents, attorneys and counsel, all other reasonable expenses and liabilities incurred and all advances made by the Indenture Trustee or Bond Administrator and each predecessor Indenture Trustee or Bond Administrator , except as a result of negligence or bad faith, and all amounts due to the Bond Insurer.

            Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Bondholder any plan of reorganization, arrangement, adjustment or composition affecting the Bonds or the rights of any Holder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Bondholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

            All rights of action and of asserting claims under this Indenture, or under any of the Bonds, may be enforced by the Indenture Trustee without the possession of any of the Bonds or the production thereof in any trial or other Proceedings relative thereto, and any such action or proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the reasonable expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Bonds and the Bond Insurer, subject to Section 5.05 hereof.

            In any Proceedings brought by the Indenture Trustee with the consent of the Bond Insurer, so long as no Bond Insurer Default exists (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the Holders of the Bonds, and it shall not be necessary to make any Bondholder a party to any such Proceedings.

Section 5.04.   Remedies; Priorities.

             If an Event of Default shall have occurred and be continuing and if an acceleration has been declared and not rescinded pursuant to Section 5.02 hereof, the Indenture Trustee, subject to the provisions of Section 10.16 hereof and with the consent of the Bond Insurer so long as no Bond Insurer Default exists, may and, at the direction of the Bond Insurer so long as no Bond Insurer Default exists, shall, do one or more of the following (subject to Section 5.05 hereof):

(a) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Bonds or under this Indenture with respect thereto, whether by declaration or otherwise, and all amounts payable under the Insurance Agreement, enforce any judgment obtained, and collect from the Issuer and any other obligor upon such Bonds monies adjudged due;

(b) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Estate;

(c) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee, the Holders of the Bonds and the Bond Insurer; and

(d) sell the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law;

provided, however, that so long as a Bond Insurer Default exists, the Indenture Trustee may not sell or otherwise liquidate the Trust Estate following an Event of Default, unless the Indenture Trustee obtains the consent of the Holders of 100% of the aggregate Bond Principal Balance of the Class A Bonds, the proceeds of such sale or liquidation distributable to the Holders of the Class A Bonds are sufficient to discharge in full all amounts then due and unpaid upon the Class A Bonds for principal and interest and to reimburse the Bond Insurer for any amounts drawn under the Bond Insurance Policy and any other amounts due to the Bond Insurer under the Insurance Agreement or the Indenture Trustee determines that the Mortgage Loans will not continue to provide sufficient funds for the payment of principal of and interest on the Class A Bonds as they would have become due if the Class A Bonds had not been declared due and payable, and the Indenture Trustee obtains the consent of the Holders of a majority of the aggregate Bond Principal Balance. In determining such sufficiency or insufficiency with respect to clause (B) and (C), the Indenture Trustee may, but shall not be required to, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

            If the Indenture Trustee collects any money or property with respect to any Group pursuant to this Article V, it shall pay out the money or property with respect to each related Class of Bonds, to the Bondholders and to other Persons the amounts to which they are entitled, in the priority set forth below; provided, however, that any amounts representing Scheduled Payments from the Bond Insurer under the Bond Insurance Policy shall only be used to pay interest and principal to the related Class A Bondholders pursuant to clauses THIRD through SIXTH below:

First: to the Indenture Trustee and the Bond Administrator for amounts due under Section 6.07 hereof with respect to the related Class of Bonds;

Second: to the Bond Insurer, with respect to any Bond Insurance Premium then due;

Third: to the Class A Bondholders for amounts due and unpaid on the Class A Bonds with respect to interest, ratably, without preference or priority of any kind within each such Class, based on the related Interest Payment Amount due and payable on each such Class (but not including any Prepayment Interest Shortfalls, any Relief Act Shortfalls and the Carry-Forward Amount for such Class) from amounts available in the Trust Estate from the Group relating to such Class;

Fourth: : to the Class A Bondholders for amounts due and unpaid on the related Class of Class A Bonds with respect to interest, ratably, without preference or priority of any kind within each such Class, based on the related Interest Payment Amount due and payable on each such Class (but not including any Prepayment Interest Shortfalls, any Relief Act Shortfalls and the Carry-Forward Amount for such Class ) from amounts available in the Trust Estate from any Group, determined in accordance with the procedures set forth in Section 3.05(b);

Fifth:      to the  Class A  Bondholders  for  amounts  due and  unpaid on the related Class of Class A Bonds with respect to principal (including, but not limited to, any Principal Payment Amount), from amounts available in the Trust Estate from the Group relating to such Class, ratably, without preference or priority of any kind within each such Class, based on the Bond Principal Balance of the related Class of Class A Bonds, until the Bond Principal Balance of each such Class of Bonds is reduced to zero;

Sixth:      to the  Class A  Bondholders  for  amounts  due and  unpaid on the related Class of Class A Bonds with respect to principal (including, but not limited to, any Principal Payment Amount), from amounts available in the Trust Estate from any Group, determined in accordance with the procedures set forth in Section 3.05(b), ratably, without preference or priority of any kind within each such Class, based on the Bond Principal Balance of the related Class of Class A Bonds, until the Bond Principal Balance of each such Class of Bonds is reduced to zero;

Seventh: to the Bond Insurer, the sum of (a) all payments previously paid by the Bond Insurer under the Bond Insurance Policy which have not previously been reimbursed, (b) any other amounts due to the Bond Insurer pursuant to the Insurance Agreement, to the extent not previously paid or reimbursed and (c) interest on the foregoing as set forth in the Insurance Agreement from the date such amounts become due until paid in full (including any Bond Insurance Premium not paid pursuant to clause SECOND above);
                                                           ------

Eighth: to the Bondholders of the Class A-1 Bonds and the Class A-2 Bonds for amounts due and unpaid on each such Class with respect to each related Carry-Forward Amount, ratably, without preference or priority of any kind, based on the Carry-Forward Amount for each such Class.

Ninth: to the Servicer, any amounts due and unpaid to the Servicer pursuant to Section 5.03 of the Servicing Agreement in connection with the indemnity by the Issuer thereunder, and in the event there is a successor servicer, additional compensation, if necessary, pursuant to Section 6.02(a) of the Servicing Agreement;

Tenth: to the holders of the Class B Bonds, for amounts due and payable as interest thereon based on the Interest Payment Amount thereof;

Eleventh:   to the  holders of the Class B Bonds,  for amounts due and payable as principal thereon, based on the Principal Payment Amount thereof;

Twelfth: to the holders of the Class IO Bond for amounts due and payable as interest thereon based on the Class IO Interest Payment Amount; and

Thirteenth: any remainder to the Certificate  Paying Agent for distribution to the Certificateholders.

            The Indenture Trustee may fix a record date and payment date for any payment to Bondholders pursuant to this Section 5.04. With respect to any acceleration at the direction of the Bond Insurer, the first payment date after the acceleration shall be the first Payment Date after the acceleration. At least 15 days before such record date, the Indenture Trustee shall mail to each Bondholder a notice that states the record date, the payment date and the amount to be paid.

Section 5.05.   Optional Preservation of the Trust Estate.

            If the Bonds have been declared to be due and payable under Section
5.02 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee may, with the consent of the Bond Insurer, and shall, at the direction of the Bond Insurer, so long as no Bond Insurer Default exists, elect to take and maintain possession of the Trust Estate. It is the desire of the parties hereto and the Bondholders that there be at all times sufficient funds for the payment of principal of and interest on the Bonds (although the parties hereto understand that there exists the possibility of a shortfall in collections of the related Mortgage Loans) and other obligations of the Issuer including payment to the Bond Insurer, and the Indenture Trustee shall take such desire into account when determining whether or not to take and maintain possession of the Trust Estate. In determining whether to take and maintain possession of the Trust Estate, the Indenture Trustee may, but shall not be required to, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

Section 5.06.   Limitation of Suits.

             No Holder of any Bond shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless subject to the provisions of Section 10.16 hereof:

(a) such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

(b) the Holders of not less than 25% of the Bond Principal Balances of the Class A Bonds have made a written request to the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

(c) such Holder or Holders have offered to the Indenture Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in complying with such request;

(d) the Indenture Trustee for 60 days after its receipt of such notice of request and offer of indemnity has failed to institute such Proceedings;

(e) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Holders of a majority of the Bond Principal Balances of the Class A Bonds; and

(f) such Holder or Holders have the consent of the Bond Insurer, unless a Bond Insurer Default exists.

            It is understood and intended that no one or more Holders of Bonds shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Class A Bonds or to obtain or to seek to obtain priority or preference over any Class A Holders or to enforce any right under this Indenture, except in the manner herein provided.

Section 5.07. Unconditional Rights of Bondholders To Receive Principal and Interest.

             Except as otherwise set forth herein, the Holder of any Bond shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on such Bond on or after the respective due dates thereof expressed in such Bond or in this Indenture to the extent funds are available therefor from the Trust Estate and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

Section 5.08.   Restoration of Rights and Remedies.

             If the Indenture Trustee or any Bondholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee, the Bond Administrator, the Bond Insurer or to such Bondholder, then and in every such case the Issuer, the Indenture Trustee, the Bond Administrator, the Bond Insurer and the Bondholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee, the Bond Administrator, the Bond Insurer and the Bondholders shall continue as though no such Proceeding had been instituted.

Section 5.09.   Rights and Remedies Cumulative.

             No right or remedy herein conferred upon or reserved to the Indenture Trustee, the Bond Administrator, the Bond Insurer or to the Bondholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 5.10.  Delay or Omission Not a Waiver.

             No delay or omission of the Indenture Trustee, the Bond Administrator, the Bond Insurer or any Holder of any Bond to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Indenture Trustee, the Bond Administrator, the Bond Insurer or to the Bondholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee, the Bond Administrator, the Bond Insurer or by the Bondholders, as the case may be.

Section 5.11.  Control by Bond Insurer.

             The Bond Insurer, or if a Bond Insurer Default exists, the Holders of a majority of the Bond Principal Balances of Class A Bonds shall have the right (subject to the provisions of Section 5.06) to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Bonds or exercising any trust or power conferred on the Indenture Trustee; provided that:

(a) such direction shall not be in conflict with any rule of law or with this Indenture;

(b) if a Bond Insurer Default exists, subject to the express terms of Section 5.04, any direction to the Indenture Trustee to sell or liquidate the Trust Estate shall be by Holders of Class A Bonds representing 100% of the Bond Principal Balances of the Class A Bonds;

(c) if the conditions set forth in Section 5.05 hereof have been satisfied and the Indenture Trustee, with the consent of the Bond Insurer, so long as no Bond Insurer Default exists, elects to retain the Trust Estate pursuant to such Section, then any direction to the Indenture Trustee by Holders of Class A Bonds (other than with respect to the Bond Insurer exercising the rights of Bondholders pursuant to the last sentence of Section 4.12) to sell or liquidate the Trust Estate shall be of no force and effect; and

(d) if a Bond Insurer Default exists, the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction.

            Notwithstanding the rights of Bondholders set forth in this Section, subject to Section 6.01, the Indenture Trustee need not take any action that it determines might involve it in liability or, if a Bond Insurer Default exists, might materially adversely affect the rights of any Bondholders not consenting to such action.

Section 5.12.  Waiver of Past Defaults.

             Prior to the declaration of the acceleration of the maturity of the Bonds as provided in Section 5.02 hereof, the Bond Insurer, or if a Bond Insurer Default exists, the Holders of Bonds of not less than a majority of the Bond Principal Balances of the Bonds, may waive any past Event of Default and its consequences except an Event of Default with respect to payment of principal of or interest on any of the Bonds or in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Bond or the waiver of which would materially and adversely affect the interests of the Bond Insurer or modify its obligation under the Bond Insurance Policy. In the case of any such waiver, the Issuer, the Indenture Trustee, the Bond Administrator and the Holders of the Bonds shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereto.

            Upon any such waiver, any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereto.

Section 5.13.  Undertaking for Costs.

             All parties to this Indenture agree, and each Holder of any Bond by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.13 shall not apply to (a) any suit instituted by the Indenture Trustee or the Bond Insurer, (b) any suit instituted by any Bondholder, or group of Bondholders, in each case holding in the aggregate more than 10% of the Bond Principal Balances of the Bonds or (c) any suit instituted by any Bondholder for the enforcement of the payment of principal of or interest on any Bond on or after the respective due dates expressed in such Bond and in this Indenture.

Section 5.14.  Waiver of Stay or Extension Laws.

             The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

Section 5.15.  Sale of Trust Estate.

(a) The power to effect any sale or other disposition (a "Sale") of any portion of the Trust Estate pursuant to Section 5.04 hereof is expressly subject to the provisions of Section 5.05 hereof and this Section 5.15. The power to effect any such Sale shall not be exhausted by any one or more Sales as to any portion of the Trust Estate remaining unsold, but shall continue unimpaired until the entire Trust Estate shall have been sold or all amounts payable on the Bonds and under this Indenture and under the Insurance Agreement shall have been paid. The Indenture Trustee with the consent of the Bond Insurer, so long as no Bond Insurer Default exists, may from time to time postpone any public Sale by public announcement made at the time and place of such Sale. The Indenture Trustee hereby expressly waives its right to any amount fixed by law as compensation for any Sale.

            The Indenture Trustee shall not in any private Sale sell the Trust Estate, or any portion thereof, unless

First:                     the Bond  Insurer  or,  if a Bond  Insurer  Default
            exists, the Holders of all Class A Bonds, consent to or direct the Indenture Trustee to make, such Sale, or

Second:                    unless the Bond  Insurer  otherwise  consents,  the
            proceeds of such Sale would be not less than the entire amount which would be payable to the Bondholders under the Class A Bonds and the Bond Insurer in respect of amounts drawn under the Bond Insurance Policy and any other amounts due to the Bond Insurer under the Insurance Agreement, in full payment thereof in accordance with Section 5.02 hereof, on the Payment Date next succeeding the date of such Sale, or

Third:                     the Indenture  Trustee  determines with the consent
            of the Bond Insurer, so long as no Bond Insurer Default exists, that the conditions for retention of the Trust Estate set forth in Section 5.05 hereof cannot be satisfied (in making any such determination, the Indenture Trustee may rely upon an opinion of an Independent investment banking firm obtained and delivered as provided in Section 5.05 hereof), and the Bond Insurer consents to such Sale, or if a Bond Insurer Default exists, the Holders of Class A Bonds representing at least 66-2/3% of the Bond Principal Balances of the Class A Bonds consent to such Sale.

            The purchase by the Indenture Trustee of all or any portion of the Trust Estate at a private Sale shall not be deemed a Sale or other disposition thereof for purposes of this Section 5.15(b).

(b) In connection with a Sale of all or any portion of the Trust Estate,

(i) any Holder or Holders of Bonds may bid for and with the consent of the Bond Insurer purchase the property offered for Sale, and upon compliance with the terms of sale may hold, retain and possess and dispose of such property, without further accountability, and may, in paying the purchase money therefor, deliver any Bonds or claims for interest thereon in lieu of cash up to the amount which shall, upon distribution of the net proceeds of such sale, be payable thereon, and such Bonds, in case the amounts so payable thereon shall be less than the amount due thereon, shall be returned to the Holders thereof after being appropriately stamped to show such partial payment;

(ii) the Indenture Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Trust Estate in connection with a Sale thereof;

(iii) the Indenture Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer to transfer and convey its interest in any portion of the Trust Estate in connection with a Sale thereof, and to take all action necessary to effect such Sale; and

(iv) no purchaser or transferee at such a Sale shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

Section 5.16.  Action on Bonds.

             The Indenture Trustee's right to seek and recover judgment on the Bonds or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee, the Bond Administrator, the Bond Insurer or the Bondholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate or upon any of the assets of the Issuer. Any money or property collected by the Indenture Trustee shall be applied in accordance with Section 5.04(b) hereof.

Section 5.17.  Performance and Enforcement of Certain Obligations.

             Promptly following a request from the Indenture Trustee to do so, the Issuer, in its capacity as holder of the Mortgage Loans, shall take all such lawful action as the Indenture Trustee or the Bond Insurer may request to cause the Issuer to compel or secure the performance and observance by the Seller, the Transferor and the Servicer, as applicable, of each of their obligations to the Issuer under or in connection with the Purchase Agreement and the Servicing Agreement, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Purchase Agreement and the Servicing Agreement to the extent and in the manner directed by the Indenture Trustee, with the consent of the Bond Insurer, so long as no Bond Insurer Default exists, as pledgee of the Mortgage Loans, including the transmission of notices of default on the part of the Seller, the Transferor or the Servicer thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Seller, the Transferor or the Servicer of each of their obligations under the Purchase Agreement and the Servicing Agreement. So long as no Bond Insurer Default exists, the Bond Insurer shall have the right to approve or reject any proposed successor to the Servicer (other than the Indenture Trustee) under the Servicing Agreement.

            The Indenture Trustee, as pledgee of the Mortgage Loans, subject to the rights of the Bond Insurer under this Agreement and the Servicing Agreement may, and at the direction (which direction shall be in writing or by telephone (confirmed in writing promptly thereafter)) of the Bond Insurer or, if a Bond Insurer Default exists, the Holders of 66-2/3% of the Bond Principal Balances of the Class A Bonds (except as otherwise set forth in the Indenture), shall exercise all rights, remedies, powers, privileges and claims of the Issuer against the Seller, the Transferor or the Servicer under or in connection with the Purchase Agreement and the Servicing Agreement, including the right or power to take any action to compel or secure performance or observance by the Seller, the Transferor or the Servicer, as the case may be, of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Purchase Agreement and the Servicing Agreement, as the case may be, and any right of the Issuer to take such action shall not be suspended.

                                   ARTICLE VI
               The Indenture Trustee and the Bond Administrator

Section 6.01.   Duties of the Indenture Trustee and the Bond Administrator.

             If an Event of Default has occurred and is continuing, each of the Indenture Trustee and the Bond Administrator shall exercise the rights and powers vested in each of them by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

(a)   Except during the continuance of an Event of Default:

(i) each of the Indenture Trustee and the Bond Administrator undertake to perform such duties and only such duties as are specifically set forth in this Indenture with respect to the Indenture Trustee and the Bond Administrator, respectively, and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee or the Bond Administrator; and

(ii) in the absence of bad faith on its part, each of the Indenture Trustee and the Bond Administrator, as the case may be, may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and/or the Bond Administrator, as applicable, and conforming to the requirements of this Indenture; provided, however, that each of the Indenture Trustee and the Bond Administrator, as the case may be, shall examine the certificates and opinions delivered to it to determine whether or not they conform to the requirements of this Indenture; provided, further, however, that the Indenture Trustee shall have no duty or responsibility to review any document, certificate, instrument or opinion delivered solely to the Bond Administrator.

(b) Neither the Indenture Trustee nor the Bond Administrator may be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

(i)   this  paragraph  does not limit  the  effect  of  paragraph (b)  of this
      Section 6.01;

(ii) the Indenture Trustee and the Bond Administrator shall not be liable for any error of judgment made in good faith by its respective Responsible Officer unless it is proved that the Indenture Trustee or the Bond Administrator, respectively, was negligent in ascertaining the pertinent facts; and

(iii) neither the Indenture Trustee nor the Bond Administrator shall be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it (A) pursuant to Sections 5.11 or 5.15 or (B) from the Bond Insurer, which it is entitled to give under any of the Basic Documents.

            Neither the Indenture Trustee nor the Bond Administrator shall be liable for interest on any money received by the Indenture Trustee or the Bond Administrator, as the case may be, except as the Indenture Trustee or the Bond Administrator, respectively, may agree in writing with the Issuer.

            Money held in trust by the Indenture Trustee or the Bond Administrator need not be segregated from other trust funds except to the extent required by law or the terms of this Indenture or the Trust Agreement.

            No provision of this Indenture shall require the Indenture Trustee or the Bond Administrator to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

            Subject to the other provisions of this Agreement and without limiting the generality of this Section 6.01, the Indenture Trustee shall have no duty (A) to see to any recording, filing or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing of any thereof, (B) to see to any insurance, (C) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Fund other than from funds available in the Payment Account, or (D) to confirm or verify the contents of any reports or certificates of the Servicer delivered to the Bond Administrator or the Indenture Trustee believed by the Bond Administrator or the Indenture Trustee to be genuine and to have been signed or presented by the proper party or parties.

            Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section and to the provisions of the TIA.

(c) The Bond Administrator shall act in accordance with Sections 6.03 and 6.04 of the Servicing Agreement and shall act as successor to the Back-up Servicer to the extent provided in Section 6.02 of the Servicing Agreement.

(d) For all purposes under this Indenture, neither the Indenture Trustee nor the Bond Administrator shall be deemed to have notice or knowledge of any Default or Event of Default unless a Responsible Officer assigned to and working in the Indenture Trustee's or the Bond Administrator's, respectively, corporate trust department has actual knowledge thereof or unless written notice of any event which is in fact such an Event of Default or Default is received by the Indenture Trustee or the Bond Administrator, respectively, at the Corporate Trust Office, and such notice references the Bonds generally, the Issuer, the Trust Estate or this Indenture.

            The Indenture Trustee and the Bond Administrator are hereby authorized to execute and shall execute the Servicing Agreement, the Purchase Agreement, the Insurance Agreement and the Converted Loan Purchase Agreement, and shall perform their respective duties and satisfy their respective obligations thereunder. Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee or the Bond Administrator shall apply to the Indenture Trustee's and the Bond Administrator's execution of the Servicing Agreement, the Purchase Agreement, the Insurance Agreement and the Converted Loan Purchase Agreement, and the performance of their respective duties and satisfaction of its obligations thereunder.

            Notwithstanding any term or provision in this Indenture to the contrary, the rights and obligations of the Indenture Trustee as Indenture Trustee under this Agreement shall not be diminished by the fact that the Indenture Trustee may employ the services of the Bond Administrator to accomplish the duties of the Indenture Trustee hereunder. Accordingly, any references in this Indenture or the other Basic Documents alluding to a right or obligation of the Bond Administrator (other than the obligation of the Bond Administrator to act as successor Servicer pursuant to Section 6.02 of the Servicing Agreement in the event of a Servicer Event of Default) shall be construed to mean such right or obligation of the Indenture Trustee, which right or obligation may be accepted or performed by the Bond Administrator on behalf of the Indenture Trustee.

Section 6.02.   Rights of Indenture Trustee and Bond Administrator.

            Each of the Indenture Trustee and the Bond Administrator may rely and shall be protected in acting or refraining from acting on any resolution, officer's certificate, opinion of counsel, certificate of auditors or other certificate, statement, instrument, or document believed by it to be genuine and to have been signed or presented by the proper person. The Indenture Trustee and the Bond Administrator need not investigate any fact or matter stated in the document.

            Before either the Indenture Trustee or the Bond Administrator acts or refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel reasonably satisfactory in form and substance to the Indenture Trustee or the Bond Administrator, as the case may be, which Officer's Certificate or Opinion of Counsel shall not be at the expense of the Indenture Trustee, the Bond Administrator or the Trust Estate (except in the priority set forth in Section 3.05(a)(xiv)). Neither the Indenture Trustee nor the Bond Administrator shall be liable for any action either of them takes or omits to take in good faith in reliance on an Officer's Certificate or Opinion of Counsel.

            The Indenture Trustee may execute any of its trusts or powers hereunder and both the Indenture Trustee and the Bond Administrator may perform any of their respective duties hereunder either directly or by or through agents or attorneys or a custodian or nominee.

            Neither the Indenture Trustee nor the Bond Administrator shall be liable for any action either of them takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that the Indenture Trustee's conduct or the Bond Administrator's conduct, as the case may be, does not constitute willful misconduct, negligence or bad faith.

            Each of the Indenture Trustee and the Bond Administrator may consult with counsel chosen by it with due care, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Bonds shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by either of them hereunder in good faith and in accordance with the advice or opinion of such counsel.

            The Indenture Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Indenture or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Bondholders, pursuant to the provisions of this Indenture, unless such Bondholders shall have offered to the Indenture Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby (which in the case of the Majority Bondholders will be deemed to be satisfied by a letter agreement with respect to such costs from such Majority Bondholders); nothing contained herein shall, however, relieve the Indenture Trustee of the obligation, upon the occurrence of a Servicer Event of Default of which a Responsible Officer of the Indenture Trustee shall have actual knowledge (which has not been cured), to exercise such of the rights and powers vested in it by this Indenture, and to use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

            The Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do by the Majority Bondholders; provided, however, that if the payment within a reasonable time to the Indenture Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Indenture Trustee, not reasonably assured to the Indenture Trustee by the security afforded to it by the terms of this Agreement, the Indenture Trustee may require reasonable indemnity against such cost, expense or liability as a condition to taking any such action. The reasonable expense of every such examination shall be paid by the Servicer or, if paid by the Indenture Trustee, shall be repaid by the Servicer upon demand from the Servicer's own funds.

            The rights of the Indenture Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Indenture Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act.

            The Indenture Trustee shall not be required to give any bond or surety in respect of the execution of the Trust Fund created hereby or the powers granted hereunder.

Section 6.03.   Individual Rights of Indenture Trustee and Bond Administrator.

             Each of the Indenture Trustee and the Bond Administrator in its individual or any other capacity may become the owner or pledgee of Bonds and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Indenture Trustee or Bond Administrator, as applicable. Any Bond Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Indenture Trustee and the Bond Administrator must comply with Section 6.11 hereof.

Section 6.04.   Indenture Trustee's and Bond Administrator's Disclaimer.

             Neither the Indenture Trustee nor the Bond Administrator shall be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Bonds, neither the Indenture Trustee nor the Bond Administrator shall be accountable for the Issuer's use of the proceeds from the Bonds, and neither the Indenture Trustee nor the Bond Administrator shall be responsible for any statement of the Issuer in the Indenture or in any document issued in connection with the sale of the Bonds or in the Bonds other than the Bond Registrar's certificate of authentication.

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Section 6.05.   Notice of Event of Default.

             If an Event of Default occurs and is continuing and if it is known to a Responsible Officer of the Indenture Trustee, the Indenture Trustee shall give notice thereof to the Bond Insurer. The Indenture Trustee or the Bond Administrator on behalf of the Indenture Trustee shall mail to each Bondholder notice of the Event of Default within 10 days after a Responsible Officer has actual knowledge thereof unless such Event of Default shall have been waived or cured. Except in the case of an Event of Default in payment of principal of or interest on any Bond, the Indenture Trustee may withhold the notice if and so long as it in good faith determines that withholding the notice is in the interests of Bondholders.

Section 6.06.   Tax Administration of the Issuer.

             The Bond Administrator, on behalf of the Issuer, based solely on information timely provided by the Servicer, shall prepare and file (or cause to be prepared and filed), on behalf of the Issuer, all tax returns and information reports, tax elections and such annual or other reports of the Issuer as are necessary for preparation of tax returns and information reports as provided in
Section 5.03 of the Trust Agreement, including without limitation Form 1099. All tax returns and information reports shall be signed by the Owner Trustee, in the name and on behalf of the Issuer upon presentation of such tax returns and reports by the Bond Administrator to the Owner Trustee as provided in Section
5.03 of the Trust Agreement.

Section 6.07.   Compensation and Indemnity.

             The Issuer shall pay to the Indenture Trustee and to the Bond Administrator on each Payment Date reasonable compensation for their respective services. The amount of the Bond Administrator Fee (net of the Indenture Trustee
Fee) shall be paid to the Bond Administrator on each Payment Date pursuant to
Section 3.05(a)(i) of this Indenture, and all amounts owing to the Indenture Trustee and to the Bond Administrator hereunder in excess of such amount shall be paid solely as provided in Section 3.05(a)(xiii) hereof and Section 5.06 of the Servicing Agreement. On each Payment Date, the Indenture Trustee shall be entitled to retain the Indenture Trustee Fee from amounts otherwise distributable to the Bond Administrator pursuant to Section 3.05(a)(i). The Indenture Trustee's compensation and the Bond Administrator's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuer shall reimburse the Indenture Trustee and the Bond Administrator for all reasonable out-of-pocket expenses incurred or made by it hereunder or under any of the other Bond Documents, including costs of collection, in addition to compensation for its services, subject to the priorities established by Sections 3.05(a)(xiii) and 5.04 of this Indenture. Such expenses shall include reasonable compensation and expenses, disbursements and advances of the Indenture Trustee's and the Bond Administrator's respective agents, counsel, accountants and experts. Subject to the priorities established in Section 3.05(a) and Section
5.04 of this Indenture, the Issuer shall indemnify the Indenture Trustee and the Bond Administrator against any and all loss, liability or expense (including reasonable attorneys' fees) incurred by it in connection with the administration of this Trust Estate and the performance of its duties hereunder, including without limitation, any such loss, liability or expense incurred by the Indenture Trustee or the Bond Administrator in connection with any legal action. The Indenture Trustee or the Bond Administrator, as the case may be, shall notify the Issuer promptly of any claim for which it may seek indemnity. Failure by the Indenture Trustee or the Bond Administrator to so notify the Issuer shall not relieve the Issuer of its obligations hereunder. The Issuer shall defend any such claim, and the Indenture Trustee and the Bond Administrator may have separate counsel and the Issuer shall pay the reasonable fees and expenses of such counsel. The Issuer is not obligated to reimburse any expense or indemnify against any loss, liability or expense incurred by the Indenture Trustee or the Bond Administrator through the Indenture Trustee's or the Bond Administrator's own willful misconduct, negligence or bad faith.

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

            The Issuer's payment obligations to the Indenture Trustee and the Bond Administrator pursuant to this Section 6.07 shall survive the discharge of this Indenture. When the Indenture Trustee or the Bond Administrator incurs expenses after the occurrence of an Event of Default with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or similar law.

Section 6.08.   Replacement of Indenture Trustee or Bond Administrator.

             No resignation or removal of the Indenture Trustee or the Bond Administrator and no appointment of a successor Indenture Trustee or successor Bond Administrator shall become effective until the acceptance of appointment by the successor Indenture Trustee or successor Bond Administrator pursuant to this
Section 6.08. The Indenture Trustee or the Bond Administrator may resign at any time by so notifying the Issuer, the Indenture Trustee, the Bond Administrator and the Bond Insurer. The Bond Insurer or, if a Bond Insurer Default exists, the Holders of a majority of Bond Principal Balances of the Bonds may remove the Indenture Trustee or the Bond Administrator by so notifying the Issuer and the Indenture Trustee or the Bond Administrator, as applicable, and the Bond Insurer and may appoint a successor Indenture Trustee or successor Bond Administrator. The Issuer shall, with the consent of the Bond Insurer, so long as no Bond Insurer Default exists, remove the Indenture Trustee or the Bond Administrator, as the case may be, if:

(a) the Indenture Trustee or the Bond Administrator fails to comply with Section
6.11 hereof;

(b) the Indenture Trustee or the Bond Administrator is adjudged a bankrupt or insolvent;

(c) a receiver or other public officer takes charge of the Indenture Trustee or the Bond Administrator or its respective property; or

(d) the Indenture Trustee or the Bond Administrator otherwise becomes incapable of acting.

            If the Indenture Trustee or the Bond Administrator resigns or is removed or if a vacancy exists in the office of the Indenture Trustee or the Bond Administrator for any reason (the Indenture Trustee or the Bond Administrator, as applicable, in such event being referred to herein as the retiring Indenture Trustee or the retiring Bond Administrator), the Issuer shall, with the consent of the Bond Insurer, so long as no Bond Insurer Default exists, promptly appoint a successor Indenture Trustee or Bond Administrator reasonably acceptable to the Bond Insurer.

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

            A successor Indenture Trustee or successor Bond Administrator shall deliver a written acceptance of its appointment to the retiring Indenture Trustee or retiring Bond Administrator, the Bond Insurer, the Indenture Trustee, the Bond Administrator and the Issuer. Thereupon, the resignation or removal of the retiring Indenture Trustee or retiring Bond Administrator shall become effective, and the successor Indenture Trustee or successor Bond Administrator shall have all the rights, powers and duties of the Indenture Trustee or the Bond Administrator under this Indenture. The successor Indenture Trustee or successor Bond Administrator shall mail a notice of its succession to the Bondholders. The retiring Indenture Trustee or retiring Bond Administrator shall promptly transfer all property held by it as Indenture Trustee or Bond Administrator to the successor Indenture Trustee or successor Bond Administrator.

            Subject to the foregoing provisions of this Section 6.08, the Indenture Trustee may terminate the Bond Administrator at any time for failure to perform its obligations hereunder or under the Basic Documents provided it or a Bond Administrator acceptable to the Bond Insurer assumes the obligations of the Bond Administrator.

            If a successor Indenture Trustee or successor Bond Administrator does not take office within 60 days after the retiring Indenture Trustee or retiring Bond Administrator resigns or is removed, the retiring Indenture Trustee or retiring Bond Administrator, as the case may be, the Issuer, the Bond Insurer, the Indenture Trustee, the Bond Administrator or the Holders of a majority of Bond Principal Balances of the Bonds may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee or successor Bond Administrator.

            Notwithstanding the replacement of the Indenture Trustee or the Bond Administrator pursuant to this Section, the Issuer's obligations under Section
6.07 shall continue for the benefit of the retiring Indenture Trustee or retiring Bond Administrator.

Section 6.09.   Successor Indenture Trustee or Bond Administrator by Merger.

             If the Indenture Trustee or the Bond Administrator consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation, without any further act, shall be the successor Indenture Trustee or successor Bond Administrator, as applicable; provided, that such corporation or banking association shall be otherwise qualified and eligible under Section 6.11 hereof.

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

            If at the time such successor or successors by merger, conversion or consolidation to the Indenture Trustee or the Bond Administrator, as the case may be, shall succeed to the trusts created by this Indenture and any of the Bonds shall have been authenticated but not delivered, any such successor to the Indenture Trustee or the Bond Administrator, as the case may be, may adopt the certificate of authentication of any predecessor trustee and deliver such Bonds so authenticated; and if at that time any of the Bonds shall not have been authenticated, any successor to the Indenture Trustee or the Bond Administrator, as the case may be, may authenticate such Bonds either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee or the Bond Administrator, as the case may be; and in all such cases such certificates shall have the full force as the Bonds or this Indenture provide that such certificates of the Indenture Trustee or the Bond Administrator, as the case may be, shall have.

Section 6.10. Appointment of Co-Indenture Trustee or Separate Indenture Trustee.

             Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Trust Estate may at the time be located, the Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust Estate, and to vest in such Person or Persons, in such capacity and for the benefit of the Bondholders and the Bond Insurer, such title to the Trust Estate, or any part hereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Indenture Trustee or the Bond Insurer may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.11 hereof and notice to, and the consent of, the Bond Insurer (but not the Bondholders) of the appointment of any co-trustee or separate trustee shall be required.

            Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(a) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

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

(b) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

(c) the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

            Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

            Any separate trustee or co-trustee may at any time constitute the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

Section 6.11.  Eligibility; Disqualification.

             Each of the Indenture Trustee and the Bond Administrator shall at all times be reasonably acceptable to the Bond Insurer and authorized to exercise corporate trust powers. Each of the Indenture Trustee and the Bond Administrator shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and it or its parent shall have a long-term debt rating of Baa3 or better by Moody's and BBB or better by Standard & Poor's. The Indenture Trustee shall also satisfy the requirements of TIA ss.310(a). The Indenture Trustee shall comply with TIA ss. 310(b), including the optional provision permitted by the second sentence of TIA ss. 310(b)(9); provided, however, that there shall be excluded from the operation of TIA ss. 310(b)(1) any indenture or indentures under which other securities of the Issuer are outstanding if the requirements for such exclusion set forth in TIA ss. 310(b)(1) are met. If at any time the Indenture Trustee or the Bond Administrator shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect specified in Section 6.08 hereof.

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Section 6.12.  Preferential Collection of Claims Against Issuer.

             The Indenture Trustee shall comply with TIA ss. 311(a), excluding any creditor relationship listed in TIA ss. 311(b). An Indenture Trustee who has resigned or been removed shall be subject to TIA ss. 311(a) to the extent indicated.

Section 6.13.  Representations and Warranties.

             (a) The Indenture Trustee hereby represents that:

(i) The Indenture Trustee is duly organized and validly existing as a New York banking corporation in good standing under the laws of the State of New York with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted;

(ii) The Indenture Trustee has the power and authority to execute and deliver this Indenture and to carry out its terms; and the execution, delivery and performance of this Indenture have been duly authorized by the Indenture Trustee by all necessary corporate action;

(iii) The consummation of the transactions contemplated by this Indenture and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of organization or bylaws of the Indenture Trustee or any agreement or other instrument to which the Indenture Trustee is a party or by which it is bound; and

(iv) To the Indenture Trustee's best knowledge, there are no proceedings or investigations pending or threatened before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Indenture Trustee or its properties: (A) asserting the invalidity of this Indenture, (B) seeking to prevent the consummation of any of the transactions contemplated by this Indenture or (C) seeking any determination or ruling that might materially and adversely affect the performance by the Indenture Trustee of its obligations under, or the validity or enforceability of, this Indenture.

(b) The Bond Administrator hereby represents that:

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(i)   The Bond Administrator is duly organized and validly existing as a national banking association in good standing under the laws of the United States with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted;

(ii) The Bond Administrator has the power and authority to execute and deliver this Indenture and to carry out its terms; and the execution, delivery and performance of this Indenture have been duly authorized by the Bond Administrator by all necessary corporate action;

(iii) The consummation of the transactions contemplated by this Indenture and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of organization or bylaws of the Bond Administrator or any agreement or other instrument to which the Bond Administrator is a party or by which it is bound; and

(iv) To the Bond Administrator's best knowledge, there are no proceedings or investigations pending or threatened before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Bond Administrator or its properties: (A) asserting the invalidity of this Indenture, (B) seeking to prevent the consummation of any of the transactions contemplated by this Indenture or (C) seeking any determination or ruling that might materially and adversely affect the performance by the Bond Administrator of its obligations under, or the validity or enforceability of, this Indenture.

Section 6.14.  Directions to Indenture Trustee and Bond Administrator.

             The Indenture Trustee or the Bond Administrator on behalf of the Indenture Trustee, as the case may be, is hereby directed:

(a) to accept the pledge of the Mortgage Loans and hold the assets of the Owner Trust Estate in trust for the Bondholders and the Bond Insurer;

(b) to authenticate and deliver the Class A-1 Bonds, the Class A-2 Bonds, the Class A-3 Bonds, the Class A-4 Bonds, the Class B Bonds and the Class IO Bonds substantially in the form prescribed by Exhibits A, B, C, D, E and F, respectively, in accordance with the terms of this Indenture; and

(c) to take all other actions as shall be required to be taken by the terms of this Indenture.

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Section 6.15.  The Agents.

             The provisions of this Indenture relating to the limitations of the Indenture Trustee's and the Bond Administrator's liability and to its indemnity shall inure also to the Paying Agent, the Bond Registrar, the Certificate Paying Agent and the Certificate Registrar.

                                  ARTICLE VII
                        Bondholders' Lists and Reports

Section 7.01. Issuer To Furnish Bond Administrator Names and Addresses of Bondholders.

             The Issuer will furnish or cause to be furnished to the Bond Administrator and the Indenture Trustee (a) not more than five days after each Record Date, a list, in such form as the Bond Administrator and the Indenture Trustee may reasonably require, of the names and addresses of the Holders of Bonds as of such Record Date, (b) at such other times as the Bond Administrator, the Indenture Trustee and the Bond Insurer may request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; provided, however, that so long as the Bond Administrator is the Bond Registrar, no such list shall be required to be furnished to the Bond Administrator.

Section 7.02.   Preservation of Information; Communications to Bondholders.

             The Bond Administrator shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders of Bonds contained in the most recent list furnished to the Bond Administrator as provided in Section 7.01 hereof and the names and addresses of Holders of Bonds received by the Bond Administrator in its capacity as Bond Registrar. The Bond Administrator may destroy any list furnished to it as provided in such Section
7.01 upon receipt of a new list so furnished.

            Bondholders may communicate pursuant to TIA ss.312(b) with other Bondholders with respect to their rights under this Indenture or under the Bonds.

            The Issuer, the Indenture Trustee and the Bond Registrar shall have the protection of TIA ss. 312(c).

Section 7.03.   Reports by the Bond Administrator ; Issuer Fiscal Year.

            The Bond Administrator, on behalf of the Issuer, shall:

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(a) file with the Commission, on behalf of the Issuer, the annual reports and information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) that the Issuer may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act. Such filings shall be as follows: within 15 days after each Payment Date, the Bond Administrator, on behalf of the Issuer, shall file with the Commission via the Electronic Data Gathering, Analysis and Retrieval System, a Form 8-K with a copy of the statement to Bondholders for such Payment Date as an exhibit thereto. Prior to January 31, 2000, the Bond Administrator, shall file a Form 15 Suspension Notification with respect to the Trust Fund, if applicable. Prior to March 31, 2000, the Bond Administrator, on behalf of the Issuer, shall file a Form 10-K, in substance conforming to industry standards, with respect to the Trust Fund. The Issuer hereby grants to the Bond Administrator, a limited power of attorney to execute and file each such document on behalf of the Issuer. Such power of attorney shall continue until the earlier of (i) receipt by the Bond Administrator, on behalf of the Issuer, from the Issuer of written termination of such power of attorney and (ii) the termination of the Trust Fund. The Bond Administrator, on behalf of the Issuer, shall deliver to the Seller, the Indenture Trustee and the Bond Insurer within three Business Days after filing any Form 8-K or Form 10-K pursuant to this Section 7.03 a copy of such Form 8-K or Form 10-K, as the case may be; and

(b) file with the Commission (with copies to the Seller and the Bond Insurer) in accordance with rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations.

            Unless the Issuer otherwise notifies the Bond Administrator, the fiscal year of the Issuer shall end on December 31 of each year.

Section 7.04.   Reports by Indenture Trustee.

             If required by TIA ss. 313(a), within 60 days after each January 1 beginning with January 1, 2000, the Bond Administrator on behalf of the Indenture Trustee shall mail to each Bondholder as required by TIA ss. 313(c) and to the Bond Insurer a brief report dated as of such date that complies with TIA ss. 313(a). The Bond Administrator, on behalf of the Indenture Trustee, also shall comply with TIA ss. 313(b).

            A copy of each report at the time of its mailing to Bondholders shall be filed by the Bond Administrator, on behalf of the Indenture Trustee, with the Commission and each stock exchange, if any, on which the Bonds are listed. The Issuer shall notify the Indenture Trustee, the Bond Administrator and the Bond Insurer if and when the Bonds are listed on any stock exchange.

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Section 7.05.   Statements to Bondholders.

             (a) Subject to Section 3.26 of this Indenture, with respect to each Payment Date, the Bond Administrator, on behalf of the Indenture Trustee, shall deliver to each Certificateholder and Bondholder, the Bond Insurer, the Indenture Trustee, the Seller, the Owner Trustee, the Certificate Paying Agent and each Rating Agency, a statement setting forth the following information with respect to each Group and each Class of Bonds, to the extent applicable:

(i) the aggregate amount of collections with respect to the Mortgage Loans in each Group with respect to such Payment Date;

(ii) the Interest Payment Amount and the Principal Payment Amount for each Class of Bonds for such Payment Date, and, with respect to the Class A-1 and Class A-2 Bonds, the Carry-Forward Amount for such Payment Date, and the aggregate unpaid Carry-Forward Amount for all prior Payment Dates;

(iii) the amount of the aggregate distributions on the Class A-1 Bonds, the Class A-2 Bonds, the Class A-3 Bonds, the Class A-4 Bonds, the Class B Bonds and the Class IO Bonds for such Payment Date;

(iv) the Scheduled Payments, if any, paid by the Bond Insurer under the Bond Insurance Policy for such Payment Date and the aggregate Scheduled Payments for all prior Payment Dates paid by the Bond Insurer under the Bond Insurance Policy and not yet reimbursed;

(v) the aggregate Principal Balance of the Mortgage Loans in each Group as of the end of the preceding Due Period;

(vi) the number and aggregate Principal Balances of Mortgage Loans in each Group (a) as to which the Monthly Payment is delinquent for 30-59 days, 60-89 days and 90 or more days (excluding any Mortgage Loans in foreclosure or that have become REO Property), respectively, (b) in foreclosure and (c) that have become REO Property, in each case as of the end of the preceding Due Period; provided, however, that such information will not be provided on the statements relating to the first Payment Date;

(vii) the Weighted Average Mortgage Rate for each Group for the related Payment Date;

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

(viii) the related Required  Subordination Amount,  Subordination Amount,
       Subordination   Increase   Amount,   Net  Monthly  Excess  Cashflow  and
       Subordination Reduction Amount for each Class of Class A Bonds on such Payment Date;

(ix) the amount of any Advances and Compensating Interest payments for such Payment Date for each Group;

(x) the aggregate Realized Losses with respect to the related Payment Date and cumulative Realized Losses since the Closing Date for each Group;

(xi) the amount of any unpaid accrued interest on the Class A-1 Bonds, the Class A-2 Bonds, the Class A-3 Bonds, the Class A-4 Bonds, the Class B Bonds and the Class IO Bonds after such Payment Date;

(xii) the Bond Principal Balance of each Class of Bonds (IO Notional Balance, in the case of the Class IO Bonds) after giving effect to the distribution of principal on such Payment Date;

(xiii)the Bond Interest Rate for each Class of Bonds (or, in the case of the Subordinated Bonds, each Component) and such Payment Date;

(xiv) the number and aggregate Principal Balance of Mortgage Loans repurchased pursuant to the Purchase Agreement for the related Payment Date and cumulatively since the Closing Date;

(xv) the Cumulative Loss Percentage, Delinquency Percentage, Delinquency Amount and Rolling Delinquency Percentage for such Payment Date;

(xvi) the amount of any Prepayment Interest Shortfalls or Relief Act Shortfalls for such Payment Date;

(xvii)the aggregate number and Principal Balance of Converted Mortgage Loans purchased pursuant to the Converted Loan Purchase Agreement for the related Payment Date and cumulatively since the Closing Date;

(xviii) the aggregate number and Principal Balance of Converted Mortgage Loans remaining as of the related Payment Date;

(xix) the aggregate amount collected with respect to any prepayment penalties on the Mortgage Loans for such Payment Date;

(xx) the aggregate number, Principal Balance and percentage of Mortgage Loans for which claims were submitted to the MI Insurer and the aggregate number, Principal Balance and percentage of Mortgage Loans for which claims were rejected by the MI Insurer for the related Payment Date and cumulatively since the Closing Date; and

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

(xxi) if a MI Insurer Insolvency Event has occurred.

            In addition, by January 31 of each calendar year following any year during which the Bonds are outstanding, the Bond Administrator, on behalf of the Indenture Trustee, shall furnish a report to each Bondholder of record if so requested in writing at any time during each calendar year as to the amounts reported pursuant to (ii) and (iii) with respect to the Bonds for such calendar year.

            The Bond Administrator, on behalf of the Indenture Trustee, in the absence of manifest error may conclusively rely upon the Determination Date Report provided by the Servicer pursuant to Section 4.01 of the Servicing Agreement in its preparation of its Statement to the Bondholders pursuant to this Section 7.05.

Section 7.06.   Books and Records.

             The Issuer hereby covenants with the Indenture Trustee, the Bond Administrator and the Bond Insurer that, so long as any of the Bonds remain Outstanding, it shall:

(a) at all times cause to be kept proper books of account and allow the Indenture Trustee, the Bond Administrator and the Bond Insurer and any person appointed by them, to whom the Issuer shall have no reasonable objection, access to the books of account of the Issuer at all reasonable times, on reasonable prior notice and during normal business hours;

(b) at all times conduct and continue to conduct business in its own corporate name;

(c) at all times act and continue to act through its duly authorized officers and agents; and

(d) so far as permitted by law, at all times cause to be given to the Indenture Trustee, the Bond Administrator and the Bond Insurer such information as it shall reasonably require for the purpose of the discharge of the duties, powers, trusts, authorities and discretions vested in it by this Indenture or by operation of law.

                                  ARTICLE VIII
                     Accounts, Disbursements and Releases

Section 8.01.   Collection of Money.

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              Except as otherwise expressly provided herein, the Indenture
Trustee and the Bond Administrator, on behalf of the Indenture Trustee, may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee or the Bond Administrator, on behalf of the Indenture Trustee, respectively, pursuant to this Indenture. The Indenture Trustee, shall apply all such money received by it as provided in this Indenture. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Trust Estate, the Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in Article V.

Section 8.02.   Trust Accounts.

              On or prior to the Closing Date, the Issuer shall cause each of the Indenture Trustee and the Bond Administrator on behalf of the Indenture Trustee, to establish and maintain, in the name of the Indenture Trustee, for the benefit of the Bondholders and the Bond Insurer, a Payment Account as provided in Section 3.01 hereof.

            All monies deposited from time to time in the Payment Account (other than investments made with such monies including all income or other gain from such investments pursuant to this Indenture), including assumption fees and prepayment penalties, and all deposits therein pursuant to this Indenture are for the benefit of the Bondholders and the Bond Insurer.

            By noon on the Business Day prior to each Payment Date, the Bond Administrator shall remit funds in the Payment Account established by it to the Indenture Trustee in accordance with Section 3.01.

            On each Payment Date, the Indenture Trustee, shall distribute all amounts on deposit in the Payment Account established by it to Bondholders in respect of the Bonds and to such other persons in the order of priority set forth in Section 3.05 hereof (except as otherwise provided in Section 5.04(b) hereof).

            Each of the Indenture Trustee and the Bond Administrator may invest any funds in the Payment Account (other than the proceeds of the Bond Insurance Policy) established by it in Eligible Investments, in its discretion, maturing no later than the Business Day preceding each Payment Date (provided, however, that with respect to Eligible Investments that consist of obligations of the Indenture Trustee or their respective affiliates, such Eligible Investments may mature on the related Payment Date) and in the case of the Bond Administrator, no later than the Business Day preceding each Payment Date. Such Eligible Investments shall not be sold or disposed of prior to their maturity. All income or other gain from such investments may be released from the Payment Account and paid to the Indenture Trustee or the Bond Administrator, as applicable, from time to time as part of its compensation for acting as Indenture Trustee and Bond Administrator, respectively.

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Section 8.03.   Officer's Certificate.

              The Indenture Trustee shall receive at least seven days' notice when requested by the Issuer to take any action pursuant to Section 8.05(a) hereof, accompanied by copies of any instruments to be executed, and the Indenture Trustee shall also require, as a condition to such action, an Officer's Certificate, in form and substance reasonably satisfactory to the Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete such action, and concluding that all conditions precedent to the taking of such action have been complied with.

Section 8.04.   Termination Upon Distribution to Bondholders.

              This Indenture and the respective obligations and responsibilities of the Issuer, the Bond Administrator and the Indenture Trustee (other than those obligations and responsibilities which by their terms should survive the termination of this Indenture) created hereby shall terminate upon the distribution to Bondholders, the Bond Insurer, the Certificate Paying Agent on behalf of the Certificateholders, the Bond Administrator and the Indenture Trustee of all amounts required to be distributed pursuant to Article III; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

Section 8.05.   Release of Trust Estate.

              Subject to the payment of its reasonable fees and expenses, the Indenture Trustee may, and when required by the provisions of this Indenture shall, execute instruments to release property from the lien of this Indenture, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture.

(a) The Indenture Trustee shall, at such time as (i) there are no Bonds Outstanding, (ii) all sums due to the Indenture Trustee and to the Bond Administrator pursuant to this Indenture have been paid, and (iii) all sums due to the Bond Insurer have been paid, release any remaining portion of the Trust Estate that secured the Bonds from the lien of this Indenture.

(b) The Indenture Trustee shall release property from the lien of this Indenture pursuant to this Section 8.05 only upon receipt of a request from the Issuer accompanied by an Officers' Certificate and an Opinion of Counsel stating that all applicable requirements have been satisfied, and a letter from the Bond Insurer stating that the Bond Insurer has no objection to such request from the Issuer.

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Section 8.06.   Surrender of Bonds Upon Final Payment.

              By acceptance of any Bond, the Holder thereof agrees to surrender such Bond to the Bond Registrar, on behalf of the Indenture Trustee, promptly, prior to such Bondholder's receipt of the final payment thereon.

Section 8.07.   Optional Redemption of the Bonds.

(a) Pursuant to Section 3.23 of the Servicing Agreement, the Servicer shall have the option to purchase 100% of the Mortgage Loans, and cause a redemption of the Bonds on or after any Payment Date on which the aggregate Principal Balance of the Mortgage Loans in all four Groups is reduced to less than 10% of the Maximum Collateral Amount. The aggregate purchase price for the Mortgage Loans in each Group will be equal to the unpaid Bond Principal Balance of the related Class of Bonds (or B Components in the case of the Class B Bonds) as of the Payment Date on which the proposed redemption will take place in accordance with the foregoing, together with accrued and unpaid interest thereon (and on the Class IO Bonds) at the related Bond Interest Rate through such Payment Date (including any related Carry-Forward Amount), plus an amount sufficient to pay in full all amounts owing to the Bond Insurer, the Bond Administrator and the Indenture Trustee under this Indenture and the Insurance Agreement and the Servicer under the Servicing Agreement (which amounts shall be specified in writing upon request of the Issuer by the Indenture Trustee, the Bond Administrator and the Bond Insurer). Such redemption must constitute a "qualified liquidation" of the REMIC established by the Issuer under Section 860F of the Code including, without limitation, the requirement that the qualified liquidation takes place over a period not to exceed 90 days.

            (b) In order to exercise the foregoing option, the Servicer shall, not less than 30 days prior to the proposed Payment Date on which such redemption is to be made shall provide written notice of its exercise of such option to the Bond Administrator, the Indenture Trustee, the Bond Insurer, the Owner Trustee and the Issuer. Following receipt of the notice pursuant to the foregoing, the Bond Administrator on behalf of the Indenture Trustee shall provide notice to the Bondholders of the final payment on the Bonds, conduct a qualified liquidation of the Trust Estate, and the Indenture Trustee shall apply funds from such liquidation to make final payments of principal and interest on the Bonds in accordance with Section 3.05(a) hereof, and this Indenture shall be discharged, subject to the provisions of Section 4.10 hereof.

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Section 8.08.   Pre-Funding Account.

(a) No later than the Closing Date, the Bond Administrator, on behalf of the Indenture Trustee, shall establish and maintain in the name of the Indenture Trustee one or more Eligible Accounts, which shall be titled "Pre-Funding Account, The Chase Manhattan Bank as Indenture Trustee, on behalf of the registered Bondholders of NovaStar Mortgage Funding Trust, Series 1999-1 Home Equity Loan Asset-Backed Bonds" (the "Pre-Funding Account"). On the Closing Date, the Original Pre-Funded Amount with respect to each Group shall be deposited in the Pre-Funding Account from the proceeds of the sale of the Bonds and retained therein. Funds deposited in the Pre-Funding Account shall be held in the Pre-Funding Account, on behalf of the Indenture Trustee, for the Holders of the Bonds and the Bond Insurer for the uses and purposes set forth in the Indenture and the Purchase Agreement. If the Bond Administrator, on behalf of the Indenture Trustee, shall not have received an investment direction from the Issuer, the Bond Administrator, on behalf of the Indenture Trustee, will invest funds deposited in the Pre-Funding Account in Eligible Investments of the kind described in clause (vii) of the definition of Eligible Investments. The Issuer shall be the owner of the Pre-Funding Account and shall report all items of income, deduction, gain or loss arising therefrom. All income and gain realized from investment of funds deposited in the Pre-Funding Account shall be transferred to the Interest Coverage Account on each Payment Date.

(b) Amounts on deposit in the Pre-Funding Account shall be withdrawn by the Bond Administrator, on behalf of the Indenture Trustee, as follows:

(i) On any Subsequent Transfer Date, the Bond Administrator, on behalf of the Indenture Trustee, shall withdraw from the Pre-Funding Account an amount with respect to each Group equal to 100% of the Principal Balances of the Subsequent Mortgage Loans for such Group transferred and assigned to the Indenture Trustee on such Subsequent Transfer Date and pay such amount to or upon the order of the Transferor upon satisfaction of the conditions set forth in Section 2.2 of the Purchase Agreement with respect to such transfer and assignment; and

(ii) If the Pre-Funded Amount with respect to a Group has not been reduced to zero during the Funding Period, on the Business Day prior to the Payment Date following the end of the Funding Period, the Bond Administrator shall deposit into the Payment Account established by the Indenture Trustee any amounts remaining in the Pre-Funding Account with respect to such Group.

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Section 8.09.   Interest Coverage Account.

(a) No later than the Closing Date, the Bond Administrator, on behalf of the Indenture Trustee, shall establish and maintain in the name of the Indenture Trustee one or more Eligible Accounts, titled "Interest Coverage Account, The Chase Manhattan Bank, as Indenture Trustee, on behalf of the registered Bondholders of NovaStar Mortgage Funding Trust, Series 1999-1 Home Equity Loan Asset-Backed Bonds" (the "Interest Coverage Account"). On the Closing Date, the Interest Coverage Amount with respect to each Group shall be deposited into the Interest Coverage Account and retained therein. In addition, the Bond Administrator, on behalf of the Indenture Trustee, shall deposit into the Interest Coverage Account all income and gain on investments in the Pre-Funding Account pursuant to Section 8.08. Funds deposited in the Interest Coverage Account shall be held in the Interest Coverage Account, on behalf of the Indenture Trustee, for the Holders of the Bonds and the Bond Insurer for the uses and purposes set forth herein. The Issuer shall be the owner of the Interest Coverage Account and shall report all items of income, deduction, gain or loss arising therefrom.

(b) On the Business Day prior to each Payment Date during the Funding Period, the Bond Administrator, on behalf of the Indenture Trustee, shall withdraw from the Interest Coverage Account and transfer to the Indenture Trustee for deposit into the Payment Account established by the Indenture Trustee the applicable Interest Coverage Addition with respect to each Group.

(c) Upon the earlier of (i) termination of the Trust Fund in accordance with
Section 8.01 of the Trust Agreement and (ii) the Business Day prior to the Payment Date following the end of the Funding Period, any amount remaining on deposit in the Interest Coverage Account with respect to each Group shall be withdrawn by the Bond Administrator and transferred to the Indenture Trustee for deposit in the Payment Account established by the Indenture Trustee.

                                   ARTICLE IX
                           Supplemental Indentures

Section 9.01.   Supplemental Indentures Without Consent of Bondholders.

(a) Without the consent of the Holders of any Bonds but with the prior written consent of the Bond Insurer and prior notice to the Rating Agencies, the Issuer, the Bond Administrator and the Indenture Trustee, when authorized by an Issuer Request, at any time and from time to time, may enter into one or more indentures supplemental hereto (which shall conform to the provisions of the TIA as in force at the date of the execution thereof), in form reasonably satisfactory to the Bond Administrator, the Indenture Trustee and the Bond Insurer, for any of the following purposes:

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(i)   to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;
(ii) to evidence the succession, in compliance with the applicable provisions hereof, of another person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Bonds contained;

(iii) to add to the covenants of the Issuer, for the benefit of the Holders of the Bonds, or to surrender any right or power herein conferred upon the Issuer;

(iv) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

(v) to cure any ambiguity or to correct or supplement any provision herein or in any supplemental indenture that may be inconsistent with any other provision herein or in any supplemental indenture;

(vi) to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture; provided, that such action shall not materially and adversely affect the interests of the Holders of the Bonds;

(vii) to evidence and provide for the acceptance of the appointment hereunder by a successor Indenture Trustee or a successor Bond Administrator with respect to the Bonds and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of
      Article VI hereof; or

(viii)to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA;

provided, however, that no such supplemental indenture shall be entered into unless the Indenture Trustee and the Bond Administrator shall have received an Opinion of Counsel that entering into such supplemental indenture will not (A) result in a "substantial modification" of the Bonds under Treasury Regulation
Section 1.1001.3 or adversely affect the status of the Bonds as indebtedness for federal income tax purposes or (B) cause the Trust to be subject to an entity level tax.

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            The Indenture Trustee and the Bond Administrator are hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

(b) The Issuer, the Bond Administrator and the Indenture Trustee, when authorized by an Issuer Request, may, also without the consent of any of the Holders of the Bonds but with the prior written consent of the Bond Insurer and prior notice to the Rating Agencies, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Bonds under this Indenture; provided, however, that such action shall not, as evidenced by an Opinion of Counsel (or, in the alternative, with respect to clause (i), as evidenced by a rating letter confirming the existing ratings on the Bonds (without taking into account the Bond Insurance Policy)) (i) adversely affect in any material respect the interests of any Bondholder or (ii) if the Bond Insurance Policy is outstanding, cause the Issuer to be subject to an entity level tax for federal income tax purposes.

Section 9.02.   Supplemental Indentures With Consent of Bondholders.

              The Issuer, the Bond Administrator and the Indenture Trustee, when authorized by an Issuer Request, also may, with prior notice to the Rating Agencies and with the prior written consent of the Bond Insurer and the consent of the Holders of not less than a majority of the Bond Principal Balances of the Bonds affected thereby, by Act (as defined in Section 10.03 hereof) of such Holders delivered to the Issuer, the Bond Administrator and the Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Bonds under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Bond affected thereby:

(i) change the date of payment of any installment of principal of or interest on any Bond, or reduce the principal amount thereof or the interest rate thereon, change the provisions of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Trust Estate to payment of principal of or interest on the Bonds, or change any place of payment where, or the coin or currency in which, any Bond or the interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in
      Article V, to the payment of any such amount due on the Bonds on or after the respective due dates thereof;

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(ii)  reduce the percentage of the Bond Principal Balances of the Bonds, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

(iii) modify or alter the provisions of the proviso to the definition of the term "Outstanding" or modify or alter the exception in the definition of the term "Bondholder";

(iv) reduce the percentage of the Bond Principal Balances of the Bonds required to direct the Indenture Trustee to direct the Issuer to sell or liquidate the Trust Estate pursuant to Section 5.04 hereof;

(v) modify any provision of this Section 9.02 except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the Basic Documents cannot be modified or waived without the consent of the Holder of each Bond affected thereby;

(vi) modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Bond on any Payment Date (including the calculation of any of the individual components of such calculation); or

(vii) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Trust Estate or, except as otherwise permitted or contemplated herein, terminate the lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Bond of the security provided by the lien of this Indenture; and provided, further, that such action shall not, as evidenced by an Opinion of Counsel, cause the Issuer to be subject to an entity level tax.

            The Indenture Trustee, may, with the consent of the Bond Insurer, so long as no Bond Insurer Default exists, in its discretion determine whether or not any Bonds would be affected by any supplemental indenture and any such determination shall be conclusive upon the Holders of all Bonds, whether theretofore or thereafter authenticated and delivered hereunder. The Indenture Trustee shall not be liable for any such determination made in good faith.

            It shall not be necessary for any Act of Bondholders under this
Section 9.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

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            Promptly after the execution by the Issuer, the Bond Administrator and the Indenture Trustee of any supplemental indenture pursuant to this Section 9.02, the Bond Administrator, on behalf of the Indenture Trustee, shall mail to the Holders of the Bonds to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Bond Administrator, on behalf of the Indenture Trustee, to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

Section 9.03.   Execution of Supplemental Indentures.

              In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modification thereby of the trusts created by this Indenture, the Indenture Trustee and the Bond Administrator shall be entitled to receive, and subject to Sections 6.01 and
6.02 hereof, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. Each of the Indenture Trustee and the Bond Administrator may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's or the Bond Administrator's own rights, duties, liabilities or immunities under this Indenture or otherwise.

Section 9.04.   Effect of Supplemental Indenture.

              Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be, and shall be deemed to be, modified and amended in accordance therewith with respect to the Bonds affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Bond Administrator, the Issuer and the Holders of the Bonds shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

Section 9.05.   Conformity with Trust Indenture Act.

              Every amendment of this Indenture and every supplemental indenture executed pursuant to this Article IX shall conform to the requirements of the Trust Indenture Act as then in effect so long as this Indenture shall then be qualified under the Trust Indenture Act.

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Section 9.06.   Reference in Bonds to Supplemental Indentures.

              Bonds authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer or the Bond Administrator, on behalf of the Indenture Trustee, shall so determine, new Bonds so modified as to conform, in the opinion of the Bond Administrator, on behalf of the Indenture Trustee, and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Bond Registrar in exchange for Outstanding Bonds.

                                   ARTICLE X
                                Miscellaneous

Section 10.01.   Compliance Certificates and Opinions, etc.

               Upon any application or request by the Issuer to the Indenture Trustee or to the Bond Administrator to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee, the Bond Administrator and the Bond Insurer an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

            Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

(a) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

(b) brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

(c) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with;

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

(d) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with; and

(e) if the signatory of such certificate or opinion is required to be Independent, the statement required by the definition of the term "Independent".

            (i) Except with respect to the substitution of Mortgage Loans pursuant to Section 2.1 of the Purchase Agreement, prior to the deposit of any Collateral or other property or securities with the Bond Administrator, on behalf of the Indenture Trustee, that is to be made the basis for the release of any property or securities subject to the lien of this Indenture, the Issuer shall, in addition to any obligation imposed in Section 10.01(a) or elsewhere in this Indenture, furnish to the Indenture Trustee, the Bond Administrator and the Bond Insurer an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such deposit) to the Issuer of the Collateral or other property or securities to be so deposited and a report from a nationally recognized accounting firm verifying such value.

            (ii) Whenever the Issuer is required to furnish to the Indenture Trustee, the Bond Administrator and the Bond Insurer an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (i) above, the Issuer shall also deliver to the Indenture Trustee and the Bond Administrator an Independent Certificate from a nationally recognized accounting firm as to the same matters, if the fair value to the Issuer of the securities to be so deposited and of all other such securities made the basis of any such withdrawal or release since the commencement of the then-current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to clause (i) above and this clause (ii), is 10% or more of the Bond Principal Balances of the Bonds, but such a certificate need not be furnished with respect to any securities so deposited, if the fair value thereof to the Issuer as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the Bond Principal Balances of the Bonds.

            (iii) Except with respect to the substitution of Mortgage Loans pursuant to Section 2.1 of the Purchase Agreement, whenever any property or securities are to be released from the lien of this Indenture, the Issuer shall also furnish to the Indenture Trustee, the Bond Administrator and the Bond Insurer an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

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

            (iv) Whenever the Issuer is required to furnish to the Indenture Trustee, the Bond Administrator and the Bond Insurer an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (iii) above, the Issuer shall also furnish to the Indenture Trustee and the Bond Administrator an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property, other than securities released from the lien of this Indenture since the commencement of the then-current calendar year, as set forth in the certificates required by clause (iii) above and this clause (iv), equals 10% or more of the Bond Principal Balances of the Bonds, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the then Bond Principal Balances of the Bonds.

Section 10.02. Form of Documents Delivered to Indenture Trustee or Bond Administrator.

              In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

            Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Seller or the Issuer, stating that the information with respect to such factual matters is in the possession of the Seller or the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

            Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Section 10.03.   Acts of Bondholders.

              Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Bondholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Bondholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Bond Administrator, Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Bondholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01 hereof) conclusive in favor of the Bond Administrator, Indenture Trustee and the Issuer, if made in the manner provided in this Section 10.03.

            The fact and date of the execution by any person of any such instrument or writing may be proved in any manner that the Bond Administrator or the Indenture Trustee, as the case may be, deems sufficient.

            The ownership of Bonds shall be proved by the Bond Registrar.

            Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Bonds shall bind the Holder of every Bond issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Bond.

Section 10.04. Notices, etc., to Indenture Trustee, Bond Administrator, Issuer, Bond Insurer and Rating Agencies.

              Any request, demand, authorization, direction, notice, consent, waiver or Act of Bondholders or other documents provided or permitted by this Indenture shall be in writing and if such request, demand, authorization, direction, notice, consent, waiver or Act of Bondholders is to be made upon, given or furnished to or filed with:

(a) the Indenture Trustee by any Bondholder or by the Issuer, the Bond Administrator or the Bond Insurer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Indenture Trustee at the Indenture Trustee's Corporate Trust Office. The Indenture Trustee shall promptly transmit any notice received by it from the Bondholders to the Issuer; or

(b) the Bond Administrator by any Bondholder or by the Issuer, the Indenture Trustee or the Bond Insurer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Bond Administrator at the Bond Administrator's Corporate Trust Office. The Bond Administrator shall promptly transmit any notice received by it from the Bondholders to the Issuer; or

(c) the Issuer by the Indenture Trustee, the Bond Administrator or by any Bondholder or the Bond Insurer shall be sufficient for every purpose hereunder if in writing and mailed first-class, postage prepaid, to the Issuer addressed to: NovaStar Mortgage Funding Trust, Series 1999-1, in care of Wilmington Trust Company, as Owner Trustee, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration (telecopy number (302) 651-8882), or at any other address previously furnished in writing to the Bond Administrator, on behalf of the Indenture Trustee, by the Issuer. The Issuer shall promptly transmit any notice received by it from the Bondholders to the Indenture Trustee and to the Bond Administrator; or

(d) the Transferor by the Indenture Trustee, the Bond Administrator or by any Bondholder or the Bond Insurer shall be sufficient for every purpose hereunder if in writing and mailed first-class, postage prepaid, to the Company addressed to: NovaStar Mortgage Funding Corporation II, 1901 West 47th Place, Suite 105, Westwood, Kansas 66205, Attention: David Lee (telecopy number (913) 362-1011), or at any other address previously furnished in writing to the Bond Administrator, on behalf of the Indenture Trustee, by the Transferor. The Transferor shall promptly transmit any notice received by it from the Bondholders to the Indenture Trustee and to the Bond Administrator; or

(e) the Seller and Servicer by the Indenture Trustee, the Bond Administrator or by any Bondholder or the Bond Insurer shall be sufficient for every purpose hereunder if in writing and mailed first-class, postage prepaid, to the Issuer addressed to: NovaStar Mortgage, Inc., 1901 West 47th Place, Suite 105, Westwood, Kansas 66205, Attention: Scott F. Hartman (telecopy number (913) 362-1011), or at any other address previously furnished in writing to the Bond Administrator, on behalf of the Indenture Trustee, by the Seller and Servicer. The Seller and Servicer shall promptly transmit any notice received by it from the Bondholders to the Indenture Trustee and to the Bond Administrator; or

(f) the Bond Insurer by the Issuer, the Indenture Trustee or by any Bondholders shall be sufficient for every purpose hereunder if in writing and mailed, the Bond Administrator first-class, postage pre-paid, or personally delivered or telecopied to: Financial Security Assurance, 350 Park Avenue, New York, New York 10022, Attention: Transaction Oversight (NovaStar Mortgage Funding Trust, Series 1999-1) (telecopy number (212) 888-5278).

            Notices required to be given to the Rating Agencies by the Issuer, the Indenture Trustee, the Bond Administrator or the Owner Trustee shall be in writing, personally delivered or mailed first-class postage pre-paid, to (i) in the case of Moody's, at the following address: Moody's Investors Service, Inc., Residential Mortgage Monitoring Department, 99 Church Street, New York, New York 10007 and (ii) in the case of Standard & Poor's, at the following address:
Standard & Poor's Ratings Group, 26 Broadway (15th Floor), New York, New York 10004, Attention of Asset Backed Surveillance Department; or as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

Section 10.05.   Notices to Bondholders; Waiver.

              Where this Indenture provides for notice to Bondholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed first-class, postage prepaid, to each Bondholder affected by such event, at such Person's address as it appears on the Bond Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Bondholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Bondholder shall affect the sufficiency of such notice with respect to other Bondholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given regardless of whether such notice is in fact actually received.

            Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Bondholders shall be filed with the Bond Administrator and the Indenture Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

            In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Bondholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Bond Administrator and the Indenture Trustee, shall be deemed to be a sufficient giving of such notice.

            Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute an Event of Default.

Section 10.06.   Conflict with Trust Indenture Act.

              If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

            The provisions of TIA ss.ss. 310 through 317 that impose duties on any Person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

Section 10.07.   Effect of Headings.

              The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

Section 10.08.   Successors and Assigns.

              All covenants and agreements in this Indenture and the Bonds by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Indenture Trustee and the Bond Administrator in this Indenture shall bind their respective successors, co-trustees and agents.

Section 10.09.   Separability.

              In case any provision in this Indenture or in the Bonds shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 10.10.  Benefits of Indenture.

              The Bond Insurer and its successors and assigns shall be a third-party beneficiary to the provisions of this Indenture. To the extent that this Indenture confers upon or gives or grants to the Bond Insurer any right, remedy or claim under or by reason of this Indenture, the Bond Insurer may enforce any such right, remedy or claim conferred, given or granted hereunder. Nothing in this Indenture or in the Bonds, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Bondholders and the Bond Insurer, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 10.11.  Legal Holidays.

              In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Bonds or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

Section 10.12.  Governing Law.

              THIS INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (BUT WITH REFERENCE TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH BY ITS TERMS APPLIES TO THIS INDENTURE), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 10.13.  Counterparts.

              This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

Section 10.14.  Recording of Indenture.

              If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel (which may be counsel to the Bond Administrator or to the Indenture Trustee or any other counsel reasonably acceptable to the Bond Administrator or to the Indenture Trustee) to the effect that such recording is necessary either for the protection of the Bondholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

Section 10.15.  Issuer Obligation.

              No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee, the Bond Administrator or the Indenture Trustee on the Bonds or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Bond Administrator, the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of, the Bond Administrator, Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee, the Bond Administrator or the Indenture Trustee or of any successor or assign of the Bond Administrator, the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Bond Administrator, the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee as such, and in its individual capacity, shall be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.

Section 10.16.  No Petition.

              The Indenture Trustee and the Bond Administrator, by entering into this Indenture, and each Bondholder, by accepting a Bond, hereby covenant and agree that they will not at any time institute against the Seller or the Issuer, or join in any institution against the Seller or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Bonds, this Indenture or any of the Basic Documents. This Section 10.16 will survive for one year and one day following the termination of this Indenture.

Section 10.17.  Inspection.

              The Issuer agrees that, on reasonable prior notice, it shall permit any representative of the Indenture Trustee, the Bond Administrator and the Bond Insurer, during the Issuer's normal business hours, to examine all the books of account, records, reports and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by Independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees, and Independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Indenture Trustee, the Bond Administrator and the Bond Insurer shall cause their representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Indenture Trustee or the Bond Administrator may reasonably determine that such disclosure is necessary to perform its obligations hereunder.

Section 10.18.  Limitation of Liability.

            Notwithstanding any other provision herein or elsewhere, this Indenture has been executed and delivered by the Owner Trustee, not in its individual capacity, but solely in its capacity as Owner Trustee of the Issuer. In no event shall the Owner Trustee have any liability in respect to the representations, warranties or obligations of the Issuer hereunder or under any other Basic Document, as to all of which recourse shall be had solely to the assets of the Trust, and for all purposes of this Indenture and each other Basic Document, the Owner Trustee shall be entitled to the benefits of the Trust Agreement.

            IN WITNESS WHEREOF, the Issuer, the Bond Administrator and the Indenture Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                    NOVASTAR  MORTGAGE  FUNDING TRUST,  SERIES
                                    1999-1, as Issuer

                                    By:   WILMINGTON TRUST COMPANY, not in
                                          its  individual capacity but solely
                                          as Owner Trustee



                                          By: /s/ James D. Nesci
                                             -------------------
                                              Name: James D. Nesci
                                                   ---------------
                                              Title: Authorized Signer
                                                    ------------------



                                    FIRST UNION NATIONAL BANK, not in its individual capacity but solely as Bond Administrator and as Bond Registrar



                                          By: /s/ Robert Ashbaugh
                                             --------------------
                                              Name: Robert Ashbaugh
                                                   ----------------
                                              Title: Vice President
                                                    ---------------



                                    THE  CHASE  MANHATTAN  BANK,  not  in  its
                                    individual    capacity   but   solely   as
                                    Indenture Trustee



                                          By: /s/ Jennifer Cupo
                                             ------------------
                                              Name: Jennifer Cupo
                                                   --------------
                                              Title: Authorized Signer
                                                    -------------------

FIRST UNION NATIONAL BANK

hereby accepts the appointment as Certificate Paying Agent pursuant to Section
3.10 of the Trust Agreement and as Bond Registrar pursuant to Section 4.02 hereof.



By: /s/ Robert Ashbaugh
   --------------------
    Name: Robert Ashbaugh
         ----------------
    Title: Vice President
          ---------------


                        [SIGNATURE PAGE TO INDENTURE]

STATE OF DELAWARE        )
                         ) ss.:
COUNTY OF NEW CASTLE)


            On this 29th day of January, 1999 before me personally appeared James D. Nesci, to me known, who being by me duly sworn, did depose and say, that his office is located at One Rodney Square, 1100 North Market Street, Wilmington, Delaware 19890, he is an Authorized Officer of Wilmington Trust Company, not in its individual capacity, but solely as Owner Trustee, one of the corporations described in and which executed the above instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he signed his name thereto by like order.

            WITNESS my hand and official seal.




                                                /s/ Jill G. Chavooshian
                                                -----------------------
                                                       Notary Public




[NOTARIAL SEAL]

STATE OF NORTH CAROLINA )
                                ) ss.:
COUNTY OF ____________          )


            On this 29th day of January, 1999 before me personally appeared Robert Ashbaugh, to me known, who being by me duly sworn, did depose and say, that his office is located at 230 S. Tryon Street, Charlotte, NC 28031, he is the Vice President of the Bond Administrator, one of the corporations described in and which executed the above instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he signed his name thereto by like order.

            WITNESS my hand and official seal.




                                                /s/ Bryon M. Tinnin
                                                -------------------
                                                       Notary Public


[NOTARIAL SEAL]

STATE OF NEW YORK )
                        ) ss.:
COUNTY OF NEW YORK      )


            On this 29th day of January, 1999 before me personally appeared Jennifer Cupo, to me known, who being by me duly sworn, did depose and say, that his office is located at 450 W. 33rd, New York, New York, he is a ___________________________ of the Indenture Trustee, one of the corporations described in and which executed the above instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he signed his name thereto by like order.

            IN WITNESS WHEREOF, I have hereunto set my name and affixed my official seal the day and year in this Certificate first above written.




                                                /s/ Jill G. Chavooshian
                                                -----------------------
                                                       Notary Public



[NOTARIAL SEAL]

                                  EXHIBIT A

                           FORM OF CLASS A-1 BONDS



UNLESS THIS CLASS A-1 BOND IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE INDENTURE TRUSTEE OR THE BOND REGISTRAR FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CLASS A-1 BOND ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS A-1 BOND IS A NON-RECOURSE OBLIGATION OF THE ISSUER, AND IS LIMITED IN RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST ESTATE AND THE BOND INSURANCE POLICY AS PROVIDED IN THE INDENTURE REFERRED TO BELOW. THE ISSUER IS NOT OTHERWISE PERSONALLY LIABLE FOR PAYMENTS ON THIS CLASS A-1 BOND.

PRINCIPAL OF THIS CLASS A-1 BOND IS PAYABLE OVER TIME AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL OF THIS CLASS A-1 BOND AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                NOVASTAR MORTGAGE FUNDING TRUST, SERIES 1999-1
                     HOME EQUITY LOAN ASSET-BACKED BONDS

                                  CLASS A-1



AGGREGATE CLASS A-1 BOND PRINCIPAL

BALANCE:  $75,000,000


INITIAL CLASS A-1 BOND PRINCIPAL

BALANCE OF THIS CLASS A-1 BOND: $75,000,000        CUSIP NO. ________________


                               BOND NUMBER: __

            NovaStar Mortgage Funding Trust, Series 1999-1 (the "Issuer"), a Delaware business trust, for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of Seventy-Five Million Dollars ($75,000,000) in monthly installments on the twenty-fifth day of each month or, if such day is not a Business Day, the next succeeding Business Day (each a "Payment Date"), commencing in February 1999 and ending on or before the Payment Date occurring in April, 2030 (the "Final Scheduled Payment Date") and to pay interest on the Bond Principal Balance of this Class A-1 Bond outstanding from time to time as provided below.

            This Class A-1 Bond is one of a duly authorized issue of NovaStar Mortgage Funding Trust, Series 1999-1 Home Equity Loan Asset-Backed Bonds (the "Bonds"), issued under an Indenture, dated as of January 1, 1999 (the "Indenture"), among the Issuer, First Union National Bank, as bond administrator ("Bond Administrator," which term includes any successor Bond Administrator under the Indenture) and The Chase Manhattan Bank, as indenture trustee (the "Indenture Trustee", which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Bond Administrator, Indenture Trustee, and the Holders of the Class A-1 Bonds and the terms upon which the Class A-1 Bonds are to be authenticated and delivered. All terms used in this Class A-1 Bond which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

            On each Payment Date, Holders of Class A-1 Bonds will be entitled to receive interest payments in an aggregate amount equal to the related Interest Payment Amount for such Payment Date. Principal payments will be payable on the Class A-1 Bonds, on each Payment Date in an aggregate amount equal to the related Principal Payment Amount for such Payment Date. In addition, on each Payment Date, Holders of Class A-1 Bonds in the aggregate will be entitled to receive additional interest payments equal to the related Carry-Forward Amount for such Payment Date, to the extent of available funds. The "Bond Principal Balance" of a Class A-1 Bond as of any date of determination is equal to the initial principal balance thereof as of the Closing Date, reduced by the aggregate of all amounts previously paid with respect to such Class A-1 Bond on account of principal.

            The principal of, and interest on, this Class A-1 Bond are due and payable as described in the Indenture, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Class A-1 Bond shall be equal to this Class A-1 Bond's pro rata share of the aggregate payments on all Class A-1 Bonds as described above, and shall be applied as between interest and principal as provided in the Indenture.

            Financial Security Assurance, Inc. (the "Bond Insurer"), in consideration of the payment of the premium and subject to the terms of the financial guaranty insurance policy (the "Bond Insurance Policy") issued thereby, has unconditionally and irrevocably guaranteed the payment of the Insured Payment. The Bond Insurance Policy will not cover any Prepayment Interest Shortfalls, Relief Act Shortfalls or related Carry-Forward Amount.

            All principal and interest accrued on the Class A-1 Bonds, if not previously paid, will become finally due and payable at the related Final Scheduled Payment Date.

            The Servicer may repurchase the Mortgage Loans, which will result in the a redemption of the Bonds in whole, but not in part, on any Payment Date on or after the Payment Date on which the aggregate Principal Balance of the Mortgage Loans in all four Groups is reduced to less than 10% of the sum of the Principal Balance of the Initial Mortgage Loans as of the Cut-Off Date and the Original Pre-Funded Amount.

            The Issuer shall not be liable upon the indebtedness evidenced by the Bonds except to the extent of amounts available from the Trust Estate which constitutes security for the payment of the Bonds. The assets included in the Trust Estate and payments under the Bond Insurance Policy will be the sole source of payments on the Bonds, and each Holder hereof, by its acceptance of this Bond, agrees that (i) such Bond will be limited in right of payment to amounts available from the Trust Estate and the Bond Insurance Policy as provided in the Indenture and (ii) such Holder shall have no recourse to the Issuer, the Owner Trustee, the Bond Administrator, the Indenture Trustee, the Transferor, the Seller, the Servicer or any of their respective affiliates, or to the assets of any of the foregoing entities, except the assets of the Issuer pledged to secure the Bonds pursuant to the Indenture.

            Any installment of interest or principal, if any, payable on this Class A-1 Bond that is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall, so long as this Class A-1 Bond is a Book-Entry Bond registered in the name of the Depository or its nominee, be paid by wire transfer to the Depository or its nominee, except for the final installment of principal and interest payable with respect to this Class A-1 Bond, which shall be payable as provided below; otherwise, if the Holder of this Class A-1 Bond shall have so requested at least five Business Days prior to the related Record Date and holds an aggregate initial Class A-1 Bond Principal Balance of at least $5,000,000, such installment, other than the final installment of principal or interest, shall be paid on such Payment Date to the Holder of record on such Record Date, by wire transfer to an account specified in writing by such Holder reasonably satisfactory to the Bond Administrator, and in all other cases, other than the payment of the final installment of principal or interest, or if no such instructions have been delivered to the Bond Administrator, by check to such Bondholder mailed to such Holder's address as it appears in the Bond Register in the amount required to be distributed to such Holder on such Payment Date; PROVIDED, HOWEVER, that the Bond Administrator shall not pay to such Holder any amount required to be withheld from a payment to such Holder by the Code. The Indenture Trustee may deduct a reasonable wire transfer fee from any payment made by wire transfer. All reductions in the principal amount of a Class A-1 Bond (or one or more predecessor Class A-1 Bonds) effected by payments of principal made on any Payment Date shall be binding upon all Holders of this Class A-1 Bond and of any bond issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Class A-1 Bond. The final payment of this Class A-1 Bond shall be payable upon presentation and surrender thereof on or after the Payment Date thereof at the Corporate Trust Office of the Bond Registrar, or the office or agency of the Issuer maintained by it for such purpose pursuant to Section 3.02 of the Indenture.

            Subject to the foregoing provisions, each Bond delivered under the Indenture, upon registration of transfer of or in exchange for or in lieu of any other Bond, shall carry the rights to unpaid principal and interest that were carried by such other Bond.

            If an Event of Default as defined in the Indenture shall occur and be continuing with respect to the Bonds, the Bonds may become or be declared to be due and payable in the manner and with the effect provided in the Indenture. If any such acceleration of maturity occurs prior to the payment of the entire unpaid Bond Principal Balance of the Class A-1 Bonds, the amount payable to the Holder of this Class A-1 Bond will be equal to the unpaid Bond Principal Balance of this Class A-1 Bond, together with accrued and unpaid interest thereon as described in the Indenture. The Indenture provides that, notwithstanding the acceleration of the maturity of the Bonds, under certain circumstances specified therein, all amounts collected as proceeds of the Trust Estate securing the Bonds or otherwise shall continue to be applied to payments of principal of and interest on the Bonds as if they had not been declared due and payable.

            The failure to pay any related Subordination Increase Amount or Carry-Forward Amount at any time when funds are not available to make such payment as provided in the Indenture shall not constitute an Event of Default under the Indenture.

            Pursuant to the Indenture, unless a Bond Insurer Default exists (i) the Bond Insurer shall be deemed to be the holder of the Class A Bonds for certain purposes specified in the Indenture (other than with respect to payment on the Bonds), and will be entitled to exercise all rights of the Bondholders thereunder, including the rights of Bondholders relating to the occurrence of, and the remedies with respect to, an Event of Default, without the consent of such Bondholders, and (ii) the Indenture Trustee may take actions which would otherwise be at its option or within its discretion, including actions relating to the occurrence of, and the remedies with respect to, an Event of Default, only at the direction of the Bond Insurer.

            As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Class A-1 Bond may be registered on the Bond Register of the Issuer. Upon surrender for registration of transfer of, or presentation of a written instrument of transfer for, this Class A-1 Bond at the Corporate Trust Office of the Bond Administrator, as Bond Registrar, accompanied by proper instruments of assignment in form satisfactory to the Bond Registrar, one or more new Class A-1 Bonds of any authorized denominations and of a like aggregate initial Class A-1 Bond Principal Balance will be issued to the designated transferee or transferees.

            Prior to the due presentment for registration of transfer of this Class A-1 Bond, the Issuer, the Bond Insurer, the Indenture Trustee, the Bond Administrator and any agent of the Issuer, the Bond Insurer, the Indenture Trustee or the Bond Administrator may treat the Person in whose name this Class A-1 Bond is registered as the owner of such Class A-1 Bond (i) on the applicable Record Date for the purpose of making payments and interest of such Class A-1 Bond, and (ii) on any other date for all other purposes whatsoever, as the owner hereof, whether or not this Class A-1 Bond be overdue, and none of the Issuer, the Bond Insurer, the Indenture Trustee, the Bond Administrator or any such agent of the Issuer or the Bond Administrator shall be affected by notice to the contrary.

            The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Bonds under the Indenture at any time by the Issuer with the consent of the Bond Insurer and the Holders of a majority of all Bonds at the time outstanding. The Indenture also contains provisions permitting (i) the Bond Insurer or (ii) if a Bond Insurer Default exists, the Holders of Bonds representing specified percentages of the aggregate Bond Principal Balance of the Bonds on behalf of the Holders of all the Bonds, to waive any past Event of Default under the Indenture and its consequences. Any such waiver by the Holder, at the time of the giving thereof, of this Class A-1 Bond (or any one or more predecessor Class A-1 Bonds) shall bind the Holder of every Class A-1 Bond issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon such Class A-1 Bond. The Indenture also permits the Issuer, the Indenture Trustee and the Bond Administrator to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Holders of the Bonds issued thereunder.

            Initially, the Class A-1 Bonds will be represented by one bond registered in the name of CEDE & Co. as nominee of DTC, acting in its capacity as the Depository for the Bonds. The Class A-1 Bonds will be delivered in denominations as provided in the Indenture and subject to certain limitations therein set forth. The Class A-1 Bonds are exchangeable for a like aggregate initial Class A-1 Bond Principal Balance of Class A-1 Bonds of different authorized denominations, as requested by the Holder surrendering the same.

            Unless the Certificate of Authentication hereon has been executed by the Bond Registrar by manual signature, this Class A-1 Bond shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

            Each Bondholder, by accepting a Bond, hereby covenants and agrees that such Bondholder will not at any time institute against the Seller or the Issuer, or join in any institution against the Seller or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Bonds, the Indenture or any of the Basic Documents.

            So long as no Bond Insurer Default exists, the Bond Insurer shall at all times be treated as if it were the exclusive Bondholder for the purposes of all approvals, consents, waivers and the institution of any action and the direction of all remedies, and the Indenture Trustee and the Bond Administrator shall act in accordance with the directions of the Bond Insurer so long as it is indemnified therefor to its reasonable satisfaction.

            AS PROVIDED IN THE INDENTURE, THIS CLASS A-1 BOND AND THE INDENTURE CREATING THIS CLASS A-1 BOND SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.

            IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee.



Dated:  January 29, 1999

                                    NOVASTAR  MORTGAGE  FUNDING TRUST,  SERIES
                                    1999-1

                                    BY:   WILMINGTON TRUST COMPANY, not in
                                          its individual capacity but solely
                                          in its capacity as Owner Trustee



                                          By: _______________________________
                                                    Authorized Signatory

                BOND REGISTRAR'S CERTIFICATE OF AUTHENTICATION


            This is one of the Class A-1 Bonds referred to in the within-mentioned Indenture.


                                   FIRST UNION NATIONAL BANK, not in its individual capacity but solely as Bond Registrar



                                          By: _______________________________
                                                    Authorized Signatory

                                ABBREVIATIONS

            The following abbreviations, when used in the inscription on the face of the Class A-1 Bond, shall be construed as though they were written out in full according to applicable laws or regulations:

      TEN COM     --    as tenants in common

      TEN ENT     --    as tenants by the entireties

      JT TEN as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT --   ____________________________ Custodian

                        (Cust)                                 (Minor)

                  under Uniform Gifts to Minor Act

                                                    (State)

            Additional abbreviations may also be used though not in the above list.

 FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

    PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE:



(Please print or typewrite name and address, including zip code, of assignee)



the within bond and all rights thereunder, hereby irrevocably constitution and appointing attorney to transfer said Class A-1 Bond on the books of the Issuer, with full power of substitution in the premises.

Dated:

Signature Guaranteed by



NOTICE: The signature(s) to this assignment must correspond with the name as it appears upon the face of the within Class A-1 Bond in every particular, without alteration or enlargement or any change whatsoever. Signature(s) must be guaranteed by a commercial bank or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.

                                  EXHIBIT B

                           FORM OF CLASS A-2 BONDS



UNLESS THIS CLASS A-2 BOND IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE INDENTURE TRUSTEE OR THE BOND REGISTRAR FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CLASS A-2 BOND ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS A-2 BOND IS A NON-RECOURSE OBLIGATION OF THE ISSUER, AND IS LIMITED IN RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST ESTATE AND THE BOND INSURANCE POLICY AS PROVIDED IN THE INDENTURE REFERRED TO BELOW. THE ISSUER IS NOT OTHERWISE PERSONALLY LIABLE FOR PAYMENTS ON THIS CLASS A-2 BOND.

PRINCIPAL OF THIS CLASS A-2 BOND IS PAYABLE OVER TIME AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL OF THIS CLASS A-2 BOND AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                NOVASTAR MORTGAGE FUNDING TRUST, SERIES 1999-1
                     HOME EQUITY LOAN ASSET-BACKED BONDS

                                  CLASS A-2

AGGREGATE CLASS A-2 BOND PRINCIPAL
BALANCE: $20,000,000



INITIAL CLASS A-2 BOND PRINCIPAL
BALANCE OF THIS CLASS A-2 BOND: $20,000,000          CUSIP NO.______________


                               BOND NUMBER: __

            NovaStar Mortgage Funding Trust, Series 1999-1 (the "Issuer"), a Delaware business trust, for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of Twenty Million Dollars ($20,000,000) in monthly installments on the twenty-fifth day of each month or, if such day is not a Business Day, the next succeeding Business Day (each a "Payment Date"), commencing in February 1999 and ending on or before the Payment Date occurring in April, 2030 (the "Final Scheduled Payment Date") and to pay interest on the Bond Principal Balance of this Class A-2 Bond outstanding from time to time as provided below.

            This Class A-2 Bond is one of a duly authorized issue of NovaStar Mortgage Funding Trust, Series 1999-1 Home Equity Loan Asset-Backed Bonds (the "Bonds"), issued under an Indenture, dated as of January 1, 1999 (the "Indenture"), among the Issuer, First Union National Bank, as bond administrator ("Bond Administrator," which term includes any successor Bond Administrator under the Indenture) and The Chase Manhattan Bank as indenture trustee (the "Indenture Trustee", which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Bond Administrator, the Indenture Trustee, and the Holders of the Class A-2 Bonds and the terms upon which the Class A-2 Bonds are to be authenticated and delivered. All terms used in this Class A-2 Bond which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

            On each Payment Date, Holders of Class A-2 Bonds will be entitled to receive interest payments in an aggregate amount equal to the related Interest Payment Amount for such Payment Date. Principal payments will be payable on the Class A-2 Bonds, on each Payment Date in an aggregate amount equal to the related Principal Payment Amount for such Payment Date. In addition, on each Payment Date, Holders of Class A-2 Bonds in the aggregate will be entitled to receive additional interest payments equal to the related Carry-Forward Amount for such Payment Date to the extent of available funds. The "Bond Principal Balance" of a Class A-2 Bond as of any date of determination is equal to the initial principal balance thereof as of the Closing Date, reduced by the aggregate of all amounts previously paid with respect to such Class A-2 Bond on account of principal.

            The principal of, and interest on, this Class A-2 Bond are due and payable as described in the Indenture, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Class A-2 Bond shall be equal to this Class A-2 Bond's pro rata share of the aggregate payments on all Class A-2 Bonds as described above, and shall be applied as between interest and principal as provided in the Indenture.

            Financial Security Assurance, Inc. (the "Bond Insurer"), in consideration of the payment of the premium and subject to the terms of the financial guaranty insurance policy (the "Bond Insurance Policy") issued thereby, has unconditionally and irrevocably guaranteed the payment of the Insured Payment. The Bond Insurance Policy will not cover any Prepayment Interest Shortfalls, Relief Act Shortfalls or related Carry-Forward Amount.

            All principal and interest accrued on the Class A-2 Bonds, if not previously paid, will become finally due and payable at the related Final Scheduled Payment Date.

            The Servicer may repurchase the Mortgage Loans, which will result in the a redemption of the Bonds in whole, but not in part, on any Payment Date on or after the Payment Date on which the aggregate Principal Balance of the Mortgage Loans in all four Groups is reduced to less than 10% of the sum of the Principal Balance of the Initial Mortgage Loans as of the Cut-Off Date and the original Pre-Funded Amount.

            The Issuer shall not be liable upon the indebtedness evidenced by the Bonds except to the extent of amounts available from the Trust Estate which constitutes security for the payment of the Bonds. The assets included in the Trust Estate and payments under the Bond Insurance Policy will be the sole source of payments on the Bonds, and each Holder hereof, by its acceptance of this Bond, agrees that (i) such Bond will be limited in right of payment to amounts available from the Trust Estate and the Bond Insurance Policy as provided in the Indenture and (ii) such Holder shall have no recourse to the Issuer, the Owner Trustee, the Bond Administrator, the Indenture Trustee, the Transferor, the Seller, the Servicer or any of their respective affiliates, or to the assets of any of the foregoing entities, except the assets of the Issuer pledged to secure the Bonds pursuant to the Indenture.

            Any installment of interest or principal, if any, payable on this Class A-2 Bond that is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall, so long as this Class A-2 Bond is a Book-Entry Bond registered in the name of the Depository or its nominee, be paid by wire transfer to the Depository or its nominee, except for the final installment of principal and interest payable with respect to this Class A-2 Bond, which shall be payable as provided below; otherwise, if the Holder of this Class A-2 Bond shall have so requested at least five Business Days prior to the related Record Date and holds an aggregate initial Class A-2 Bond Principal Balance of at least $5,000,000, such installment, other than the final installment of principal or interest, shall be paid on such Payment Date to the Holder of record on such Record Date, by wire transfer to an account specified in writing by such Holder reasonably satisfactory to the Bond Administrator, and in all other cases, other than the payment of the final installment of principal or interest, or if no such instructions have been delivered to the Bond Administrator, by check to such Bondholder mailed to such Holder's address as it appears in the Bond Register in the amount required to be distributed to such Holder on such Payment Date; PROVIDED, HOWEVER, that the Bond Administrator shall not pay to such Holder any amount required to be withheld from a payment to such Holder by the Code. The Indenture Trustee may deduct a reasonable wire transfer fee from any payment made by wire transfer. All reductions in the principal amount of a Class A-2 Bond (or one or more predecessor Class A-2 Bonds) effected by payments of principal made on any Payment Date shall be binding upon all Holders of this Class A-2 Bond and of any bond issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Class A-2 Bond. The final payment of this Class A-2 Bond shall be payable upon presentation and surrender thereof on or after the Payment Date thereof at the Corporate Trust Office of the Bond Registrar or the office or agency of the Issuer maintained by it for such purpose pursuant to Section 3.02 of the Indenture.

            Subject to the foregoing provisions, each Bond delivered under the Indenture, upon registration of transfer of or in exchange for or in lieu of any other Bond, shall carry the rights to unpaid principal and interest that were carried by such other Bond.

            If an Event of Default as defined in the Indenture shall occur and be continuing with respect to the Bonds, the Bonds may become or be declared to be due and payable in the manner and with the effect provided in the Indenture. If any such acceleration of maturity occurs prior to the payment of the entire unpaid Bond Principal Balance of the Class A-2 Bonds, the amount payable to the Holder of this Class A-2 Bond will be equal to the unpaid Bond Principal Balance of this Class A-2 Bond, together with accrued and unpaid interest thereon as described in the Indenture. The Indenture provides that, notwithstanding the acceleration of the maturity of the Bonds, under certain circumstances specified therein, all amounts collected as proceeds of the Trust Estate securing the Bonds or otherwise shall continue to be applied to payments of principal of and interest on the Bonds as if they had not been declared due and payable.

            The failure to pay any related Subordination Increase Amount or Carry-Forward Amount at any time when funds are not available to make such payment as provided in the Indenture shall not constitute an Event of Default under the Indenture.

            Pursuant to the Indenture, unless a Bond Insurer Default exists (i) the Bond Insurer shall be deemed to be the holder of the Class A Bonds for certain purposes specified in the Indenture (other than with respect to payment on the Bonds), and will be entitled to exercise all rights of the Bondholders thereunder, including the rights of Bondholders relating to the occurrence of, and the remedies with respect to, an Event of Default, without the consent of such Bondholders, and (ii) the Indenture Trustee may take actions which would otherwise be at its option or within its discretion, including actions relating to the occurrence of, and the remedies with respect to, an Event of Default, only at the direction of the Bond Insurer.

            As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Class A-2 Bond may be registered on the Bond Register of the Issuer. Upon surrender for registration of transfer of, or presentation of a written instrument of transfer for, this Class A-2 Bond at the Corporate Trust Office of the Bond Administrator, as Bond Registrar, accompanied by proper instruments of assignment in form satisfactory to the Bond Registrar, one or more new Class A-2 Bonds of any authorized denominations and of a like aggregate initial Class A-2 Bond Principal Balance will be issued to the designated transferee or transferees.

            Prior to the due presentment for registration of transfer of this Class A-2 Bond, the Issuer, the Bond Insurer, the Indenture Trustee, the Bond Administrator and any agent of the Issuer, the Indenture Trustee, the Bond Insurer or the Bond Administrator may treat the Person in whose name this Class A-2 Bond is registered as the owner of such Class A-2 Bond (i) on the applicable Record Date for the purpose of making payments and interest of such Class A-2 Bond, and (ii) on any other date for all other purposes whatsoever, as the owner hereof, whether or not this Class A-2 Bond be overdue, and none of the Issuer, the Bond Insurer, the Bond Administrator, the Indenture Trustee or any such agent of the Issuer, the Indenture Trustee or the Bond Administrator shall be affected by notice to the contrary.

            The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Bonds under the Indenture at any time by the Issuer with the consent of the Bond Insurer and the Holders of a majority of all Bonds at the time outstanding. The Indenture also contains provisions permitting (i) the Bond Insurer or (ii) if a Bond Insurer Default exists, the Holders of Bonds representing specified percentages of the aggregate Bond Principal Balance of the Bonds on behalf of the Holders of all the Bonds, to waive any past Event of Default under the Indenture and its consequences. Any such waiver by the Holder, at the time of the giving thereof, of this Class A-2 Bond (or any one or more predecessor Class A-2 Bonds) shall bind the Holder of every Class A-2 Bond issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon such Class A-2 Bond. The Indenture also permits the Issuer, the Indenture Trustee and the Bond Administrator to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Holders of the Bonds issued thereunder.

            Initially, the Class A-2 Bonds will be represented by one bond registered in the name of CEDE & Co. as nominee of DTC, acting in its capacity as the Depository for the Bonds. The Class A-2 Bonds will be delivered in denominations as provided in the Indenture and subject to certain limitations therein set forth. The Class A-2 Bonds are exchangeable for a like aggregate initial Class A-2 Bond Principal Balance of Class A-2 Bonds of different authorized denominations, as requested by the Holder surrendering the same.

            Unless the Certificate of Authentication hereon has been executed by the Bond Registrar by manual signature, this Class A-2 Bond shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

            Each Bondholder, by accepting a Bond, hereby covenants and agrees that such Bondholder will not at any time institute against the Seller or the Issuer, or join in any institution against the Seller or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Bonds, the Indenture or any of the Basic Documents.

            So long as no Bond Insurer Default exists, the Bond Insurer shall at all times be treated as if it were the exclusive Bondholder for the purposes of all approvals, consents, waivers and the institution of any action and the direction of all remedies, and the Indenture Trustee and the Bond Administrator shall act in accordance with the directions of the Bond Insurer so long as it is indemnified therefor to its reasonable satisfaction.

            AS PROVIDED IN THE INDENTURE, THIS CLASS A-2 BOND AND THE INDENTURE CREATING THIS CLASS A-2 BOND SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.

            IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee.



Dated:  January 29, 1999



                              NOVASTAR MORTGAGE FUNDING TRUST, SERIES 1999-1

                              BY:  WILMINGTON TRUST COMPANY, not in its
                                   individual capacity but solely in its
                                   capacity as Owner Trustee


s
                                          By: _______________________________
                                                    Authorized Signatory

                BOND REGISTRAR'S CERTIFICATE OF AUTHENTICATION


            This is one of the Class A-2 Bonds referred to in the within-mentioned Indenture.



                                   FIRST UNION NATIONAL BANK, not in its individual capacity but solely as Bond Registrar



                                          By: _______________________________
                                                    Authorized Signatory

                                ABBREVIATIONS

            The following abbreviations, when used in the inscription on the face of the Class A-2 Bond, shall be construed as though they were written out in full according to applicable laws or regulations:

      TEN COM     --    as tenants in common

      TEN ENT     --    as tenants by the entireties

      JT TEN      --    as joint  tenants with right of  survivorship  and not
as tenants in common

UNIF GIFT MIN ACT --                       Custodian

                        (Cust)                                 (Minor)

                  under Uniform Gifts to Minor Act

                                                     (State)



   Additional abbreviations may also be used though not in the above list.

 FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

    PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE:



(Please print or typewrite name and address, including zip code, of assignee)

the within bond and all rights thereunder, hereby irrevocably constitution and appointing attorney to transfer said Class A-2 Bond on the books of the Issuer, with full power of substitution in the premises.

Dated:

Signature Guaranteed by:

NOTICE: The signature(s) to this assignment must correspond with the name as it appears upon the face of the within Class A-2 Bond in every particular, without alteration or enlargement or any change whatsoever. Signature(s) must be guaranteed by a commercial bank or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.

                                  EXHIBIT C

                           FORM OF CLASS A-3 BONDS

UNLESS THIS CLASS A-3 BOND IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE INDENTURE TRUSTEE OR THE BOND REGISTRAR FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CLASS A-3 BOND ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS A-3 BOND IS A NON-RECOURSE OBLIGATION OF THE ISSUER, AND IS LIMITED IN RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST ESTATE AND THE BOND INSURANCE POLICY AS PROVIDED IN THE INDENTURE REFERRED TO BELOW. THE ISSUER IS NOT OTHERWISE PERSONALLY LIABLE FOR PAYMENTS ON THIS CLASS A-3 BOND.

PRINCIPAL OF THIS CLASS A-3 BOND IS PAYABLE OVER TIME AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL OF THIS CLASS A-3 BOND AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                NOVASTAR MORTGAGE FUNDING TRUST, SERIES 1999-1
                     HOME EQUITY LOAN ASSET-BACKED BONDS

                                  CLASS A-3

AGGREGATE CLASS A-3 BOND PRINCIPAL
BALANCE: $45,000,000



INITIAL CLASS A-3 BOND PRINCIPAL
BALANCE OF THIS CLASS A-3 BOND: $45,000,000           CUSIP NO.____________

                               BOND NUMBER: __

            NovaStar Mortgage Funding Trust, Series 1999-1 (the "Issuer"), a Delaware business trust, for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of Forty-Five Million Dollars ($45,000,000) in monthly installments on the twenty-fifth day of each month or, if such day is not a Business Day, the next succeeding Business Day (each a "Payment Date"), commencing in February 1999 and ending on or before the Payment Date occurring in April, 2030 (the "Final Scheduled Payment Date") and to pay interest on the Bond Principal Balance of this Class A-3 Bond outstanding from time to time as provided below.

            This Class A-3 Bond is one of a duly authorized issue of NovaStar Mortgage Funding Trust, Series 1999-1 Home Equity Loan Asset-Backed Bonds (the "Bonds"), issued under an Indenture, dated as of January 1, 1999 (the "Indenture"), among the Issuer and First Union National Bank, as bond administrator ("Bond Administrator," which term includes any successor Bond Administrator under the Indenture) and The Chase Manhattan Bank, as indenture trustee (the "Indenture Trustee", which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Indenture Trustee, and the Holders of the Class A-3 Bonds and the terms upon which the Class A-3 Bonds are to be authenticated and delivered. All terms used in this Class A-3 Bond which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

            On each Payment Date, Holders of Class A-3 Bonds will be entitled to receive interest payments in an aggregate amount equal to the related Interest Payment Amount for such Payment Date. Principal payments will be payable on the Class A-3 Bonds on each Payment Date in an aggregate amount equal to the related Principal Payment Amount for such Payment Date. The "Bond Principal Balance" of a Class A-3 Bond as of any date of determination is equal to the initial principal balance thereof as of the Closing Date, reduced by the aggregate of all amounts previously paid with respect to such Class A-3 Bond on account of principal.

            The principal of, and interest on, this Class A-3 Bond are due and payable as described in the Indenture, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Class A-3 Bond shall be equal to this Class A-3 Bond's pro rata share of the aggregate payments on all Class A-3 Bonds as described above, and shall be applied as between interest and principal as provided in the Indenture.

            Financial Security Assurance, Inc. (the "Bond Insurer"), in consideration of the payment of the premium and subject to the terms of the financial guaranty insurance policy (the "Bond Insurance Policy") issued thereby, has unconditionally and irrevocably guaranteed the payment of the Insured Payment. The Bond Insurance Policy will not cover any Prepayment Interest Shortfalls, Relief Act Shortfalls or related Carry-Forward Amount.

            All principal and interest accrued on the Class A-3 Bonds, if not previously paid, will become finally due and payable at the related Final Scheduled Payment Date.

            The Servicer may repurchase the Mortgage Loans, which will result in the a redemption of the Bonds in whole, but not in part, on any Payment Date on or after the Payment Date on which the aggregate Principal Balance of the Mortgage Loans in all four Groups is reduced to less than 10% of the sum of the original aggregate Principal Balance of the Initial Mortgage Loans as of the Cut-Off Date and the Original Pre-Funding Amount.

            The Issuer shall not be liable upon the indebtedness evidenced by the Bonds except to the extent of amounts available from the Trust Estate which constitutes security for the payment of the Bonds. The assets included in the Trust Estate and payments under the Bond Insurance Policy will be the sole source of payments on the Bonds, and each Holder hereof, by its acceptance of this Bond, agrees that (i) such Bond will be limited in right of payment to amounts available from the Trust Estate and the Bond Insurance Policy as provided in the Indenture and (ii) such Holder shall have no recourse to the Issuer, the Owner Trustee, the Bond Administrator, the Indenture Trustee, the Transferor, the Seller, the Servicer or any of their respective affiliates, or to the assets of any of the foregoing entities, except the assets of the Issuer pledged to secure the Bonds pursuant to the Indenture.

            Any installment of interest or principal, if any, payable on this Class A-3 Bond that is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall, so long as this Class A-3 Bond is a Book-Entry Bond registered in the name of the Depository or its nominee, be paid by wire transfer to the Depository or its nominee, except for the final installment of principal and interest payable with respect to this Class A-3 Bond, which shall be payable as provided below; otherwise, if the Holder of this Class A-3 Bond shall have so requested at least five Business Days prior to the related Record Date and holds an aggregate initial Class A-3 Bond Principal Balance of at least $5,000,000, such installment, other than the final installment of principal or interest, shall be paid on such Payment Date to the Holder of record on such Record Date, by wire transfer to an account specified in writing by such Holder reasonably satisfactory to the Bond Administrator, and in all other cases, other than the payment of the final installment of principal or interest, or if no such instructions have been delivered to the Bond Administrator, by check to such Bondholder mailed to such Holder's address as it appears in the Bond Register in the amount required to be distributed to such Holder on such Payment Date; PROVIDED, HOWEVER, that the Bond Administrator shall not pay to such Holder any amount required to be withheld from a payment to such Holder by the Code. The Indenture Trustee may deduct a reasonable wire transfer fee from any payment made by wire transfer. All reductions in the principal amount of a Class A-3 Bond (or one or more predecessor Class A-3 Bonds) effected by payments of principal made on any Payment Date shall be binding upon all Holders of this Class A-3 Bond and of any bond issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Class A-2 Bond. The final payment of this Class A-3 Bond shall be payable upon presentation and surrender thereof on or after the Payment Date thereof at the Corporate Trust Office of the Bond Registrar or the office or agency of the Issuer maintained by it for such purpose pursuant to Section 3.02 of the Indenture.

            Subject to the foregoing provisions, each Bond delivered under the Indenture, upon registration of transfer of or in exchange for or in lieu of any other Bond, shall carry the rights to unpaid principal and interest that were carried by such other Bond.

            If an Event of Default as defined in the Indenture shall occur and be continuing with respect to the Bonds, the Bonds may become or be declared to be due and payable in the manner and with the effect provided in the Indenture. If any such acceleration of maturity occurs prior to the payment of the entire unpaid Bond Principal Balance of the Class A-3 Bonds, the amount payable to the Holder of this Class A-3 Bond will be equal to the unpaid Bond Principal Balance of this Class A-3 Bond, together with accrued and unpaid interest thereon as described in the Indenture. The Indenture provides that, notwithstanding the acceleration of the maturity of the Bonds, under certain circumstances specified therein, all amounts collected as proceeds of the Trust Estate securing the Bonds or otherwise shall continue to be applied to payments of principal of and interest on the Bonds as if they had not been declared due and payable.

            The failure to pay any related Subordination Increase Amount or Carry-Forward Amount at any time when funds are not available to make such payment as provided in the Indenture shall not constitute an Event of Default under the Indenture.

            Pursuant to the Indenture, unless a Bond Insurer Default exists (i) the Bond Insurer shall be deemed to be the holder of the Class A Bonds for certain purposes specified in the Indenture (other than with respect to payment on the Bonds), and will be entitled to exercise all rights of the Bondholders thereunder, including the rights of Bondholders relating to the occurrence of, and the remedies with respect to, an Event of Default, without the consent of such Bondholders, and (ii) the Indenture Trustee may take actions which would otherwise be at its option or within its discretion, including actions relating to the occurrence of, and the remedies with respect to, an Event of Default, only at the direction of the Bond Insurer.

            As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Class A-3 Bond may be registered on the Bond Register of the Issuer. Upon surrender for registration of transfer of, or presentation of a written instrument of transfer for, this Class A-3 Bond at the Corporate Trust Office of the Bond Administrator, as Bond Registrar, accompanied by proper instruments of assignment in form satisfactory to the Bond Registrar, one or more new Class A-3 Bonds of any authorized denominations and of a like aggregate initial Class A-3 Bond Principal Balance will be issued to the designated transferee or transferees.

            Prior to the due presentment for registration of transfer of this Class A-3 Bond, the Issuer, the Bond Insurer, the Indenture Trustee, the Bond Administrator and any agent of the Issuer, the Bond Insurer, the Indenture Trustee or the Bond Administrator may treat the Person in whose name this Class A-3 Bond is registered as the owner of such Class A-3 Bond (i) on the applicable Record Date for the purpose of making payments and interest of such Class A-3 Bond, and (ii) on any other date for all other purposes whatsoever, as the owner hereof, whether or not this Class A-3 Bond be overdue, and none of the Issuer, the Bond Insurer, the Bond Administrator, the Indenture Trustee or any such agent of the Issuer, the Indenture Trustee or the Bond Administrator shall be affected by notice to the contrary.

            The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Bonds under the Indenture at any time by the Issuer with the consent of the Bond Insurer and the Holders of a majority of all Bonds at the time outstanding. The Indenture also contains provisions permitting (i) the Bond Insurer or (ii) if a Bond Insurer Default exists, the Holders of Bonds representing specified percentages of the aggregate Bond Principal Balance of the Bonds on behalf of the Holders of all the Bonds, to waive any past Event of Default under the Indenture and its consequences. Any such waiver by the Holder, at the time of the giving thereof, of this Class A-3 Bond (or any one or more predecessor Class A-3 Bonds) shall bind the Holder of every Class A-3 Bond issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon such Class A-3 Bond. The Indenture also permits the Issuer, the Indenture Trustee and the Bond Administrator to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Holders of the Bonds issued thereunder.

            Initially, the Class A-3 Bonds will be represented by one bond registered in the name of CEDE & Co. as nominee of DTC, acting in its capacity as the Depository for the Bonds. The Class A-3 Bonds will be delivered in denominations as provided in the Indenture and subject to certain limitations therein set forth. The Class A-3 Bonds are exchangeable for a like aggregate initial Bond Principal Balance of Class A-3 Bonds of different authorized denominations, as requested by the Holder surrendering the same.

            Unless the Certificate of Authentication hereon has been executed by the Bond Registrar by manual signature, this Class A-3 Bond shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

            Each Bondholder, by accepting a Bond, hereby covenants and agrees that such Bondholder will not at any time institute against the Seller or the Issuer, or join in any institution against the Seller or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Bonds, the Indenture or any of the Basic Documents.

            So long as no Bond Insurer Default exists, the Bond Insurer shall at all times be treated as if it were the exclusive Bondholder for the purposes of all approvals, consents, waivers and the institution of any action and the direction of all remedies, and the Indenture Trustee and the Bond Administrator shall act in accordance with the directions of the Bond Insurer so long as it is indemnified therefor to its reasonable satisfaction.

            AS PROVIDED IN THE INDENTURE, THIS CLASS A-3 BOND AND THE INDENTURE CREATING THIS CLASS A-3 BOND SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.

            IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee.



Dated:  January 29, 1999



                              NOVASTAR MORTGAGE FUNDING TRUST, SERIES 1999-1

                              BY:   WILMINGTON  TRUST  COMPANY,   not  in  its
                                    individual  capacity  but  solely  in  its
                                    capacity as Owner Trustee



                                          By: _______________________________
                                                    Authorized Signatory

                BOND REGISTRAR'S CERTIFICATE OF AUTHENTICATION



            This is one of the Class A-3 Bonds referred to in the within-mentioned Indenture.



                                   FIRST UNION NATIONAL BANK, not in its individual capacity but solely as Bond Registrar



                                          By: _______________________________
                                                    Authorized Signatory

                                ABBREVIATIONS



            The following abbreviations, when used in the inscription on the face of the Class A-3 Bond, shall be construed as though they were written out in full according to applicable laws or regulations:

      TEN COM     --    as tenants in common

      TEN ENT     --    as tenants by the entireties

      JT TEN      --    as joint  tenants with right of  survivorship  and not
as tenants in common

UNIF GIFT MIN ACT --                       Custodian

                        (Cust)                                 (Minor)

                  under Uniform Gifts to Minor Act

                                                      (State)

   Additional abbreviations may also be used though not in the above list.

 FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

    PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE:


(Please print or typewrite name and address, including zip code, of assignee)

the within bond and all rights thereunder, hereby irrevocably constitution and appointing _______________ attorney to transfer said Class A-3 Bond on the books of the Issuer, with full power of substitution in the premises.

Dated:

Signature Guaranteed by:

NOTICE: The signature(s) to this assignment must correspond with the name as it appears upon the face of the within Class A-3 Bond in every particular, without alteration or enlargement or any change whatsoever. Signature(s) must be guaranteed by a commercial bank or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.

                                  EXHIBIT D

                           FORM OF CLASS A-4 BONDS



UNLESS THIS CLASS A-4 BOND IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE INDENTURE TRUSTEE OR THE BOND REGISTRAR FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CLASS A-4 BOND ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS A-4 BOND IS A NON-RECOURSE OBLIGATION OF THE ISSUER, AND IS LIMITED IN RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST ESTATE AND THE BOND INSURANCE POLICY AS PROVIDED IN THE INDENTURE REFERRED TO BELOW. THE ISSUER IS NOT OTHERWISE PERSONALLY LIABLE FOR PAYMENTS ON THIS CLASS A-4 BOND.

PRINCIPAL OF THIS CLASS A-4 BOND IS PAYABLE OVER TIME AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL OF THIS CLASS A-4 BOND AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                NOVASTAR MORTGAGE FUNDING TRUST, SERIES 1999-1
                     HOME EQUITY LOAN ASSET-BACKED BONDS

                                  CLASS A-4

AGGREGATE CLASS A-4 BOND PRINCIPAL
BALANCE:  $20,000,000



INITIAL CLASS A-4 BOND PRINCIPAL
BALANCE OF THIS CLASS A-4 BOND: $20,000,000            CUSIP NO.___________

                               BOND NUMBER: __

            NovaStar Mortgage Funding Trust, Series 1999-1 (the "Issuer"), a Delaware business trust, for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of Twenty Million Dollars ($20,000,000) in monthly installments on the twenty-fifth day of each month or, if such day is not a Business Day, the next succeeding Business Day (each a "Payment Date"), commencing in February 1999 and ending on or before the Payment Date occurring in April, 2030 (the "Final Scheduled Payment Date") and to pay interest on the Class A-4 Bond Principal Balance of this Class A-4 Bond outstanding from time to time as provided below.

            This Class A-4 Bond is one of a duly authorized issue of NovaStar Mortgage Funding Trust, Series 1999-1 Home Equity Loan Asset-Backed Bonds (the "Bonds"), issued under an Indenture, dated as of January 1, 1999 (the "Indenture"), among the Issuer, First Union National Bank, as bond administrator (the "Bond Administrator," which term includes any successor Bond Administrator under the Indenture) and The Chase Manhattan Bank, as indenture trustee (the "Indenture Trustee," which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Indenture Trustee, and the Holders of the Class A-4 Bonds and the terms upon which the Class A-4 Bonds are to be authenticated and delivered. All terms used in this Class A-4 Bond which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

            On each Payment Date, Holders of Class A-4 Bonds will be entitled to receive interest payments in an aggregate amount equal to the related Interest Payment Amount for such Payment Date. Principal payments will be payable on the Class A-4 Bonds on each Payment Date in an aggregate amount equal to the related Principal Payment Amount for such Payment Date. The "Bond Principal Balance" of a Class A-4 Bond as of any date of determination is equal to the initial principal balance thereof as of the Closing Date, reduced by the aggregate of all amounts previously paid with respect to such Class A-4 Bond on account of principal.

            The principal of, and interest on, this Class A-4 Bond are due and payable as described in the Indenture, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Class A-4 Bond shall be equal to this Class A-4 Bond's pro rata share of the aggregate payments on all Class A-4 Bonds as described above, and shall be applied as between interest and principal as provided in the Indenture.

            Financial Security Assurance, Inc. (the "Bond Insurer"), in consideration of the payment of the premium and subject to the terms of the financial guaranty insurance policy (the "Bond Insurance Policy") issued thereby, has unconditionally and irrevocably guaranteed the payment of the Insured Payment. The Bond Insurance Policy will not cover any Prepayment Interest Shortfalls, Relief Act Shortfalls or related Carry-Forward Amount.

            All principal and interest accrued on the Class A-4 Bonds, if not previously paid, will become finally due and payable at the related Final Scheduled Payment Date.

            The Servicer may repurchase the Mortgage Loans, which will result in the a redemption of the Bonds in whole, but not in part, on any Payment Date on or after the Payment Date on which the aggregate Principal Balance of the Mortgage Loans in all four Groups is reduced to less than 10% of the sum of the Principal Balance of the Initial Mortgage Loans as of the Cut-Off Date and the Original Pre-Funded Amount.

            The Issuer shall not be liable upon the indebtedness evidenced by the Bonds except to the extent of amounts available from the Trust Estate which constitutes security for the payment of the Bonds. The assets included in the Trust Estate and payments under the Bond Insurance Policy will be the sole source of payments on the Bonds, and each Holder hereof, by its acceptance of this Bond, agrees that (i) such Bond will be limited in right of payment to amounts available from the Trust Estate and the Bond Insurance Policy as provided in the Indenture and (ii) such Holder shall have no recourse to the Issuer, the Owner Trustee, the Bond Administrator, the Indenture Trustee, the Transferor, the Seller, the Servicer or any of their respective affiliates, or to the assets of any of the foregoing entities, except the assets of the Issuer pledged to secure the Bonds pursuant to the Indenture.

            Any installment of interest or principal, if any, payable on this Class A-4 Bond that is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall, so long as this Class A-4 Bond is a Book-Entry Bond registered in the name of the Depository or its nominee, be paid by wire transfer to the Depository or its nominee, except for the final installment of principal and interest payable with respect to this Class A-4 Bond, which shall be payable as provided below; otherwise, if the Holder of this Class A-4 Bond shall have so requested at least five Business Days prior to the related Record Date and holds an aggregate initial Class A-4 Bond Principal Balance of at least $5,000,000, such installment, other than the final installment of principal or interest, shall be paid on such Payment Date to the Holder of record on such Record Date, by wire transfer to an account specified in writing by such Holder reasonably satisfactory to the Bond Administrator, and in all other cases, other than the payment of the final installment of principal or interest, or if no such instructions have been delivered to the Bond Administrator, by check to such Bondholder mailed to such Holder's address as it appears in the Bond Register in the amount required to be distributed to such Holder on such Payment Date; PROVIDED, HOWEVER, that the Bond Administrator shall not pay to such Holder any amount required to be withheld from a payment to such Holder by the Code. The Indenture Trustee may deduct a reasonable wire transfer fee from any payment made by wire transfer. All reductions in the principal amount of a Class A-4 Bond (or one or more predecessor Class A-4 Bonds) effected by payments of principal made on any Payment Date shall be binding upon all Holders of this Class A-4 Bond and of any bond issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Class A-4 Bond. The final payment of this Class A-4 Bond shall be payable upon presentation and surrender thereof on or after the Payment Date thereof at the Corporate Trust Office of the Bond Registrar or the office or agency of the Issuer maintained by it for such purpose pursuant to Section 3.02 of the Indenture.

            Subject to the foregoing provisions, each Bond delivered under the Indenture, upon registration of transfer of or in exchange for or in lieu of any other Bond, shall carry the rights to unpaid principal and interest that were carried by such other Bond.

            If an Event of Default as defined in the Indenture shall occur and be continuing with respect to the Bonds, the Bonds may become or be declared to be due and payable in the manner and with the effect provided in the Indenture. If any such acceleration of maturity occurs prior to the payment of the entire unpaid Bond Principal Balance of the Class A-4 Bonds, the amount payable to the Holder of this Class A-4 Bond will be equal to the unpaid Bond Principal Balance of this Class A-4 Bond, together with accrued and unpaid interest thereon as described in the Indenture. The Indenture provides that, notwithstanding the acceleration of the maturity of the Bonds, under certain circumstances specified therein, all amounts collected as proceeds of the Trust Estate securing the Bonds or otherwise shall continue to be applied to payments of principal of and interest on the Bonds as if they had not been declared due and payable.

            The failure to pay any related Subordination Increase Amount or Carry-Forward Amount at any time when funds are not available to make such payment as provided in the Indenture shall not constitute an Event of Default under the Indenture.

            Pursuant to the Indenture, unless a Bond Insurer Default exists (i) the Bond Insurer shall be deemed to be the holder of the Class A Bonds for certain purposes specified in the Indenture (other than with respect to payment on the Bonds), and will be entitled to exercise all rights of the Bondholders thereunder, including the rights of Bondholders relating to the occurrence of, and the remedies with respect to, an Event of Default, without the consent of such Bondholders, and (ii) the Indenture Trustee may take actions which would otherwise be at its option or within its discretion, including actions relating to the occurrence of, and the remedies with respect to, an Event of Default, only at the direction of the Bond Insurer.

            As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Class A-4 Bond may be registered on the Bond Register of the Issuer. Upon surrender for registration of transfer of, or presentation of a written instrument of transfer for, this Class A-4 Bond at the Corporate Trust Office of the Bond Administrator as Bond Registrar, accompanied by proper instruments of assignment in form satisfactory to the Bond Registrar, one or more new Class A-4 Bonds of any authorized denominations and of a like aggregate initial Class A-4 Bond Principal Balance will be issued to the designated transferee or transferees.

            Prior to the due presentment for registration of transfer of this Class A-4 Bond, the Issuer, the Bond Insurer, the Indenture Trustee, the Bond Administrator and any agent of the Issuer, the Bond Insurer, the Indenture Trustee or the Bond Administrator may treat the Person in whose name this Class A-4 Bond is registered as the owner of such Class A-4 Bond (i) on the applicable Record Date for the purpose of making payments and interest of such Class A-4 Bond, and (ii) on any other date for all other purposes whatsoever, as the owner hereof, whether or not this Class A-4 Bond be overdue, and none of the Issuer, the Bond Insurer, the Bond Administrator, the Indenture Trustee or any such agent of the Issuer, the Indenture Trustee or the Bond Administrator shall be affected by notice to the contrary.

            The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Bonds under the Indenture at any time by the Issuer with the consent of the Bond Insurer and the Holders of a majority of all Bonds at the time outstanding. The Indenture also contains provisions permitting (i) the Bond Insurer or (ii) if a Bond Insurer Default exists, the Holders of Bonds representing specified percentages of the aggregate Bond Principal Balance of the Bonds on behalf of the Holders of all the Bonds, to waive any past Event of Default under the Indenture and its consequences. Any such waiver by the Holder, at the time of the giving thereof, of this Class A-4 Bond (or any one or more predecessor Class A-4 Bonds) shall bind the Holder of every Class A-4 Bond issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon such Class A-4 Bond. The Indenture also permits the Issuer, the Indenture Trustee and the Bond Administrator to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Holders of the Bonds issued thereunder.

            Initially, the Class A-4 Bonds will be represented by one bond registered in the name of CEDE & Co. as nominee of DTC, acting in its capacity as the Depository for the Bonds. The Class A-4 Bonds will be delivered in denominations as provided in the Indenture and subject to certain limitations therein set forth. The Class A-4 Bonds are exchangeable for a like aggregate initial Bond Principal Balance of Class A-4 Bonds of different authorized denominations, as requested by the Holder surrendering the same.

            Unless the Certificate of Authentication hereon has been executed by the Bond Registrar by manual signature, this Class A-4 Bond shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

            Each Bondholder, by accepting a Bond, hereby covenants and agrees that such Bondholder will not at any time institute against the Seller or the Issuer, or join in any institution against the Seller or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Bonds, the Indenture or any of the Basic Documents.

            So long as no Bond Insurer Default exists, the Bond Insurer shall at all times be treated as if it were the exclusive Bondholder for the purposes of all approvals, consents, waivers and the institution of any action and the direction of all remedies, and the Indenture Trustee and the Bond Administrator shall act in accordance with the directions of the Bond Insurer so long as it is indemnified therefor to its reasonable satisfaction.

            AS PROVIDED IN THE INDENTURE, THIS CLASS A-4 BOND AND THE INDENTURE CREATING THIS CLASS A-4 BOND SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.

            IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee.



Dated:  January 29, 1999



                              NOVASTAR MORTGAGE FUNDING TRUST, SERIES 1999-1

                              BY:   WILMINGTON TRUST COMPANY, not in its
                                    individual capacity but solely in its
                                    capacity as Owner Trustee




                                          By: _______________________________
                                                    Authorized Signatory

                BOND REGISTRAR'S CERTIFICATE OF AUTHENTICATION



            This is one of the Class A-4 Bonds referred to in the within-mentioned Indenture.





                                   FIRST UNION NATIONAL BANK, not in its individual capacity but solely as Bond Registrar


                                          By: _______________________________
                                                    Authorized Signatory

                                ABBREVIATIONS


            The following abbreviations, when used in the inscription on the face of the Class A-4 Bond, shall be construed as though they were written out in full according to applicable laws or regulations:

      TEN COM     --    as tenants in common

      TEN ENT     --    as tenants by the entireties

      JT TEN      --    as joint  tenants with right of  survivorship  and not
as tenants in common

UNIF GIFT MIN ACT --                       Custodian

                        (Cust)                                 (Minor)

                  under Uniform Gifts to Minor Act

                                                    (State)

   Additional abbreviations may also be used though not in the above list.

 FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

    PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE:





(Please print or typewrite name and address, including zip code, of assignee)

the within bond and all rights thereunder, hereby irrevocably constitution and appointing _______________ attorney to transfer said Class A-4 Bond on the books of the Issuer, with full power of substitution in the premises.

Dated:

Signature Guaranteed by:

NOTICE: The signature(s) to this assignment must correspond with the name as it appears upon the face of the within Class A-4 Bond in every particular, without alteration or enlargement or any change whatsoever. Signature(s) must be guaranteed by a commercial bank or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.

                                  EXHIBIT E

                            FORM OF CLASS B BONDS



THIS BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS BOND NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS BOND BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH BOND ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (B) TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (C) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT SUBJECT, IN THE CASE OF CLAUSES (B) OR (C) ABOVE, TO COMPLIANCE BY THE HOLDER AND THE TRANSFEREE WITH THE PROVISIONS OF THE INDENTURE APPLICABLE TO SUCH TRANSFER. NO RESALE OR OTHER TRANSFER OF THIS BOND MAY BE MADE TO A NONRESIDENT ALIEN INDIVIDUAL, FOREIGN CORPORATION OR OTHER NON-UNITED STATES PERSON.

THE PRINCIPAL OF THIS BOND IS PAYABLE ON THE PAYMENT DATES AND IN THE AMOUNTS DESCRIBED HEREIN. ACCORDINGLY, THE OUTSTANDING BOND PRINCIPAL BALANCE OF THIS BOND AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF AND MAY BE ASCERTAINED ONLY BY OBTAINING A WRITTEN CONFIRMATION THEREOF FROM THE BOND ADMINISTRATOR, ON BEHALF OF THE INDENTURE TRUSTEE NAMED HEREIN OR ITS SUCCESSOR.

                NOVASTAR MORTGAGE FUNDING TRUST, SERIES 1999-1
                     HOME EQUITY LOAN ASSET-BACKED BONDS

                                   CLASS B

AGGREGATE CLASS B BOND PRINCIPAL
BALANCE:  $4,687,378.15



INITIAL CLASS B BOND PRINCIPAL
BALANCE OF THIS CLASS B BOND:  $____________



                               BOND NUMBER: __

            NovaStar Mortgage Funding Trust, Series 1999-1 (the "Issuer"), a Delaware business trust, for value received, hereby promises to pay to _______________or registered assigns, the principal sum of Four Million Six Hundred Eighty Seven Thousand Three Hundred and Seventy Eight Dollars and Fifteen Cents ($4,687,378.15) in monthly installments on the twenty-fifth day of each month or, if such day is not a Business Day, the next succeeding Business Day (each a "Payment Date"), commencing in February 1999 and ending on or before the Payment Date occurring in April, 2030 (the "Final Scheduled Payment Date") and to pay interest on the Bond Principal Balance of this Class B Bond outstanding from time to time as provided below.

            This Class B Bond is one of a duly authorized issue of NovaStar Mortgage Funding Trust, Series 1999-1 Home Equity Loan Asset-Backed Bonds (the "Bonds"), issued under an Indenture, dated as of January 1, 1999 (the "Indenture"), among the Issuer, First Union National Bank, as bond administrator (the "Bond Administrator," which term includes any successor Bond Administrator under the Indenture) and The Chase Manhattan Bank, as indenture trustee (the "Indenture Trustee," which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Bond Administrator, the Indenture Trustee, and the Holders of the Class B Bonds and the terms upon which the Class B Bonds are to be authenticated and delivered. All terms used in this Class B Bond which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

            On each Payment Date, Holders of Class B Bonds will be entitled to receive interest payments in an aggregate amount equal to the related Interest Payment Amount for such Payment Date. Principal payments will be payable on the Class B Bonds on each Payment Date in an aggregate amount equal to the related Principal Payment Amount for such Payment Date. The "Bond Principal Balance" of a Class B Bond as of any date of determination is equal to the initial principal balance thereof as of the Closing Date, reduced by the aggregate of all amounts previously paid with respect to such Class B Bond on account of principal.

            The principal of, and interest on, this Class B Bond are due and payable as described in the Indenture, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Class B Bond shall be equal to this Class B Bond's pro rata share of the aggregate payments on all Class B Bonds as described above, and shall be applied as between interest and principal as provided in the Indenture.

            There is no Bond Insurer with respect to the Class B Bonds.

            All principal and interest accrued on the Class B Bonds, if not previously paid, will become finally due and payable at the Final Scheduled Payment Date.

            The Servicer may repurchase the Mortgage Loans, which will result in the a redemption of the Bonds in whole, but not in part, on any Payment Date on or after the Payment Date on which the aggregate Principal Balance of the Mortgage Loans in all four Groups is reduced to less than 10% of the original aggregate Principal Balance thereof.

            The Issuer shall not be liable upon the indebtedness evidenced by the Bonds except to the extent of amounts available from the Trust Estate which constitutes security for the payment of the Bonds. The assets included in the Trust Estate will be the sole source of payments on the Bonds, and each Holder hereof, by its acceptance of this Bond, agrees that (i) such Bond will be limited in right of payment to amounts available from the Trust Estate as provided in the Indenture and (ii) such Holder shall have no recourse to the Issuer, the Owner Trustee, the Bond Administrator, the Indenture Trustee, the Transferor, the Seller, the Servicer or any of their respective affiliates, or to the assets of any of the foregoing entities, except the assets of the Issuer pledged to secure the Bonds pursuant to the Indenture.

            Any installment of interest or principal, if any, payable on this Class B Bond that is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall be made by the Bond Administrator, on behalf of the Indenture Trustee, except for the final installment of principal and interest payable with respect to the Class B Bonds, by check mailed, or upon request of the Holder hereof, by wire transfer of immediately available funds, to the Holder entitled thereto, as specified by such Holder in accordance with the terms of the Indenture or by such other means as the Person entitled thereto and the Bond Administrator, on behalf of the Indenture Trustee, shall agree, without the presentation or surrender of this Class B Note or the making of any notation thereon. The Bond Administrator, on behalf of the Indenture Trustee, may deduct a reasonable wire transfer fee from any payment made by wire transfer. All reductions in the principal amount of a Class B Bond (or one or more predecessor Class B Bonds) effected by payments of principal made on any Payment Date shall be binding upon all Holders of this Class B Bond and of any bond issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Class B Bond. The final payment of this Class B Bond shall be payable upon presentation and surrender thereof on or after the Payment Date thereof at the Corporate Trust Office of the Bond Administrator or the office or agency of the Issuer maintained by it for such purpose pursuant to Section 3.02 of the Indenture.

            Subject to the foregoing provisions, each Bond delivered under the Indenture, upon registration of transfer of or in exchange for or in lieu of any other Bond, shall carry the rights to unpaid principal and interest that were carried by such other Bond.

            If an Event of Default as defined in the Indenture shall occur and be continuing with respect to the Bonds, the Bonds may become or be declared to be due and payable in the manner and with the effect provided in the Indenture. If any such acceleration of maturity occurs prior to the payment of the entire unpaid Bond Principal Balance of the Class B Bonds, the amount payable to the Holder of this Class B Bond will be equal to the unpaid Class B Bond Principal Balance of this Class B Bond, together with accrued and unpaid interest thereon as described in the Indenture. The Indenture provides that, notwithstanding the acceleration of the maturity of the Bonds, under certain circumstances specified therein, all amounts collected as proceeds of the Trust Estate securing the Bonds or otherwise shall continue to be applied to payments of principal of and interest on the Bonds as if they had not been declared due and payable.

            As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Class B Bond may be registered on the Bond Register of the Issuer. Upon surrender for registration of transfer of, or presentation of a written instrument of transfer for, this Class B Bond at the Corporate Trust Office of the Bond Administrator, accompanied by proper instruments of assignment in form satisfactory to the Bond Administrator, on behalf of the Indenture Trustee, one or more new Class B Bonds of any authorized denominations and of a like aggregate initial Class B Bond Principal Balance will be issued to the designated transferee or transferees.

            The transfer of this Class B Bond shall not be registered unless the transferee has executed and delivered to the Bond Administrator, on behalf of the Indenture Trustee, a certification to the effect that the transferee is not
(A) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) that is subject to the provisions of Title I of ERISA or (B) a plan (as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the "Code")) that is subject to Section 4975 of the Code (each of the foregoing, a "Benefit Plan"), and is not acting on behalf of or investing the assets of a Benefit Plan.

            Prior to the due presentment for registration of transfer of this Class B Bond, the Issuer, the Bond Insurer, the Indenture Trustee, the Bond Administrator and any agent of the Issuer, the Bond Insurer, the Indenture Trustee or the Bond Administrator may treat the Person in whose name this Class B Bond is registered as the owner of such Class B Bond (i) on the applicable Record Date for the purpose of making payments and interest of such Class B Bond, and (ii) on any other date for all other purposes whatsoever, as the owner hereof, whether or not this Class B Bond be overdue, and none of the Issuer, the Bond Insurer, the Bond Administrator, the Indenture Trustee or any such agent of the Issuer, the Indenture Trustee or the Bond Administrator shall be affected by notice to the contrary.

            The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Bonds under the Indenture at any time by the Issuer with the consent of the Bond Insurer and the Holders of a majority of all Bonds at the time outstanding. The Indenture also contains provisions permitting (i) the Bond Insurer or (ii) if a Bond Insurer Default exists, the Holders of Bonds representing specified percentages of the aggregate Bond Principal Balance of the Bonds on behalf of the Holders of all the Bonds, to waive any past Event of Default under the Indenture and its consequences. Any such waiver by the Holder, at the time of the giving thereof, of this Class B Bond (or any one or more predecessor Class B Bonds) shall bind the Holder of every Class B Bond issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon such Class B Bond. The Indenture also permits the Issuer, the Indenture Trustee and the Bond Administrator to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Holders of the Bonds issued thereunder.

            The Class B Bonds will be delivered in denominations as provided in the Indenture and subject to certain limitations therein set forth. The Class B Bonds are exchangeable for a like aggregate initial Bond Principal Balance of Class B Bonds of different authorized denominations, as requested by the Holder surrendering the same.

            Unless the Certificate of Authentication hereon has been executed by the Indenture Trustee by manual signature, this Class B Bond shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

            Each Bondholder, by accepting a Bond, hereby covenants and agrees that such Bondholder will not at any time institute against the Seller or the Issuer, or join in any institution against the Seller or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Bonds, the Indenture or any of the Basic Documents.
            AS PROVIDED IN THE INDENTURE, THIS CLASS B BOND AND THE INDENTURE CREATING THIS CLASS B BOND SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.

            IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee.



Dated:  January 29, 1999



                              NOVASTAR MORTGAGE FUNDING TRUST, SERIES 1999-1

                              BY:   WILMINGTON TRUST COMPANY, not in its
                                    individual capacity but solely in its
                                    capacity as Owner Trustee




                                          By: _______________________________
                                                    Authorized Signatory

                BOND REGISTRAR'S CERTIFICATE OF AUTHENTICATION



            This is one of the Class B Bonds referred to in the within-mentioned Indenture.



                                   FIRST UNION NATIONAL BANK, not in its individual capacity but solely as Bond Registrar



                                          By: _______________________________
                                                    Authorized Signatory

                                  EXHIBIT F

                            FORM OF CLASS IO BONDS



THIS BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS BOND NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS BOND BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH BOND ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (B) TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (C) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT SUBJECT, IN THE CASE OF CLAUSES (B) OR (C) ABOVE, TO COMPLIANCE BY THE HOLDER AND THE TRANSFEREE WITH THE PROVISIONS OF THE INDENTURE APPLICABLE TO SUCH TRANSFER. NO RESALE OR OTHER TRANSFER OF THIS BOND MAY BE MADE TO A NONRESIDENT ALIEN INDIVIDUAL, FOREIGN CORPORATION OR OTHER NON-UNITED STATES PERSON.

                NOVASTAR MORTGAGE FUNDING TRUST, SERIES 1999-1
                     HOME EQUITY LOAN ASSET-BACKED BONDS

                                   CLASS IO

AGGREGATE CLASS IO BOND NOTIONAL
BALANCE:  $164,687,378.15



INITIAL CLASS IO BOND NOTIONAL
BALANCE OF THIS CLASS IO BOND:  $__



                               BOND NUMBER: I__

            NovaStar Mortgage Funding Trust, Series 1999-1 (the "Issuer"), a Delaware business trust, for value received, hereby promises to pay to _______________ or registered assigns, the Class IO Payment Amount on the twenty-fifth day of each month or, if such day is not a Business Day, the next succeeding Business Day (each a "Payment Date"), commencing in February 1999 and ending on or before the Payment Date occurring in April, 2030 (the "Final Scheduled Payment Date").

            This Class IO Bond is one of a duly authorized issue of NovaStar Mortgage Funding Trust, Series 1999-1 Home Equity Loan Asset-Backed Bonds (the "Bonds"), issued under an Indenture, dated as of January 1, 1999 (the "Indenture"), among the Issuer, First Union National Bank, as bond administrator (the "Bond Administrator," which term includes any successor Bond Administrator under the Indenture) and The Chase Manhattan Bank, as indenture trustee (the "Indenture Trustee," which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Bond Administrator, the Indenture Trustee, and the Holders of the Class IO Bonds and the terms upon which the Class IO Bonds are to be authenticated and delivered. All terms used in this Class IO Bond which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

            On each Payment Date, Holders of Class IO Bonds will be entitled to receive payments in an aggregate amount equal to the Class IO Payment Amount for such Payment Date. Payments will be payable on the Class IO Bonds, in accordance with the outstanding Class IO Bond Notional Balance on each Payment Date.

            Distributions on this Class IO Bond are due and payable as described in the Indenture, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Class IO Bond shall be equal to this Class IO Bond's pro rata share of the aggregate payments on all Class IO Bonds as described above, and shall be applied as between interest and principal as provided in the Indenture.

            There is no Bond Insurer with respect to the Class IO Bonds.

            The Servicer may repurchase the Mortgage Loans, which will result in the a redemption of the Bonds in whole, but not in part, on any Payment Date on or after the Payment Date on which the aggregate Principal Balance of the Mortgage Loans in all four Groups is reduced to less than 10% of the sum of the Principal balance of the Initial Mortgage Loans as of the Cut-Off Date and the Original Pre-Funded Amount.

            The Issuer shall not be liable upon the indebtedness evidenced by the Bonds except to the extent of amounts available from the Trust Estate which constitutes security for the payment of the Bonds. The assets included in the Trust Estate will be the sole source of payments on the Bonds, and each Holder hereof, by its acceptance of this Bond, agrees that (i) such Bond will be limited in right of payment to amounts available from the Trust Estate as provided in the Indenture and (ii) such Holder shall have no recourse to the Issuer, the Owner Trustee, the Bond Administrator, the Indenture Trustee, the Transferor, the Seller, the Servicer or any of their respective affiliates, or to the assets of any of the foregoing entities, except the assets of the Issuer pledged to secure the Bonds pursuant to the Indenture.

            Any distribution, payable on this Class IO Bond that is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall be made by the Bond Administrator, on behalf of the Indenture Trustee, except for the final distribution with respect to the Class IO Bonds, by check mailed, or upon request of the Holder hereof, by wire transfer of immediately available funds, to the Holder entitled thereto, as specified by such Holder in accordance with the terms of the Indenture or by such other means as the Person entitled thereto and the Bond Administrator, on behalf of the Indenture Trustee, shall agree, without the presentation or surrender of this Class IO Note or the making of any notation thereon. The Bond Administrator, on behalf of the Indenture Trustee, may deduct a reasonable wire transfer fee from any payment made by wire transfer. All reductions in the notional amount of a Class IO Bond (or one or more predecessor Class IO Bonds) shall be binding upon all Holders of this Class IO Bond and of any bond issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such reduction is noted on such Class IO Bond. The final payment of this Class IO Bond shall be payable upon presentation and surrender thereof on or after the Payment Date thereof at the Corporate Trust Office of the Bond Administrator or the office or agency of the Issuer maintained by it for such purpose pursuant to Section 3.02 of the Indenture.

            As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Class IO Bond may be registered on the Bond Register of the Issuer. Upon surrender for registration of transfer of, or presentation of a written instrument of transfer for, this Class IO Bond at the Corporate Trust Office of the Bond Administrator, accompanied by proper instruments of assignment in form satisfactory to the Bond Administrator, on behalf of the Indenture Trustee, one or more new Class IO Bonds of any authorized denominations and of a like aggregate initial Class IO Bond Principal Balance will be issued to the designated transferee or transferees.

            The transfer of this Class IO Bond shall not be registered unless the transferee has executed and delivered to the Bond Administrator, on behalf of the Indenture Trustee, a certification to the effect that the transferee is not (A) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) that is subject to the provisions of Title I of ERISA or (B) a plan (as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the "Code")) that is subject to Section 4975 of the Code (each of the foregoing, a "Benefit Plan"), and is not acting on behalf of or investing the assets of a Benefit Plan.

            Prior to the due presentment for registration of transfer of this Class IO Bond, the Issuer, the Bond Insurer, the Indenture Trustee, the Bond Administrator and any agent of the Issuer, the Bond Insurer, the Indenture Trustee or the Bond Administrator may treat the Person in whose name this Class IO Bond is registered as the owner of such Class IO Bond (i) on the applicable Record Date for the purpose of making payments and interest of such Class IO Bond, and (ii) on any other date for all other purposes whatsoever, as the owner hereof, whether or not this Class IO Bond be overdue, and none of the Issuer, the Bond Insurer, the Bond Administrator, the Indenture Trustee or any such agent of the Issuer, the Indenture Trustee or the Bond Administrator shall be affected by notice to the contrary.

            The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Bonds under the Indenture at any time by the Issuer with the consent of the Bond Insurer and the Holders of a majority of all Bonds at the time outstanding. The Indenture also contains provisions permitting (i) the Bond Insurer or (ii) if a Bond Insurer Default exists, the Holders of Bonds representing specified percentages of the aggregate Bond Principal Balance of the Bonds on behalf of the Holders of all the Bonds, to waive any past Event of Default under the Indenture and its consequences. Any such waiver by the Holder, at the time of the giving thereof, of this Class IO Bond (or any one or more predecessor Class IO Bonds) shall bind the Holder of every Class IO Bond issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon such Class IO Bond. The Indenture also permits the Issuer, the Indenture Trustee and the Bond Administrator to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Holders of the Bonds issued thereunder.

            The Class IO Bonds will be delivered in denominations as provided in the Indenture and subject to certain limitations therein set forth. The Class IO Bonds are exchangeable for a like aggregate initial Class IO Bond Notional Balance of Class IO Bonds of different authorized denominations, as requested by the Holder surrendering the same.

            Unless the Certificate of Authentication hereon has been executed by the Indenture Trustee by manual signature, this Class IO Bond shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

            Each Bondholder, by accepting a Bond, hereby covenants and agrees that such Bondholder will not at any time institute against the Seller or the Issuer, or join in any institution against the Seller or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Bonds, the Indenture or any of the Basic Documents.

            AS PROVIDED IN THE INDENTURE, THIS CLASS IO BOND AND THE INDENTURE CREATING THIS CLASS IO BOND SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.

            IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee.



Dated:  January 29, 1999



                              NOVASTAR MORTGAGE FUNDING TRUST, SERIES 1999-1

                              BY:   WILMINGTON TRUST COMPANY, not in its
                                    individual capacity but solely in its
                                    capacity as Owner Trustee




                                          By: _______________________________
                                                    Authorized Signatory

                BOND REGISTRAR'S CERTIFICATE OF AUTHENTICATION



            This is one of the Class IO Bonds referred to in the within-mentioned Indenture.



                                   FIRST UNION NATIONAL BANK, not in its individual capacity but solely as Bond Registrar



                                          By: _______________________________
                                                    Authorized Signatory

                                  EXHIBIT G

                    FORM OF TRUSTEE INITIAL CERTIFICATION



[Closing Date]

[Seller]

[Servicer]

[Bond Insurer]

[Transferor

[Depositor]

-------------------------



      Re: Indenture, dated as of January 1, 1999 (the "Indenture"), among NovaStar Mortgage Funding Trust, Series 1999-1 (the "Issuer"), First Union National Bank (the "Bond Administrator") and The Chase Bank of Manhattan (the "Indenture Trustee") -- NovaStar Mortgage Funding Trust, Series 1999-1 Home Equity Loan Asset-Backed Bonds.

Gentlemen:

            In accordance with Section 2.03 of the above-captioned Indenture, and Section 2.1(b) of the Mortgage Loan Purchase Agreement, dated as of January 1, 1999, among NovaStar Mortgage, Inc., NovaStar Mortgage Funding Corporation II, the Issuer, the Bond Administrator and the Indenture Trustee (the "Mortgage Loan Purchase Agreement" and, together with the Indenture, the "Agreements"), the undersigned, as Bond Administrator, on behalf of the Indenture Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attachment hereto) it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that: (i) all documents required to be included in the Mortgage File are in its possession; (ii) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan; and (iii) based on examination by it, and only as to such documents, the information set forth in items (i) - (vii) and (xiv) of the definition or description of "Mortgage Loan Schedule" is correct.

            The Bond Administrator, on behalf of the Indenture Trustee, has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Agreements. The Bond Administrator, on behalf of the Indenture Trustee, makes no representation that any documents specified in clause (vi) of Section 2.1(b) of the Mortgage Loan Purchase Agreement should be included in any Mortgage File. The Bond Administrator, on behalf of the Indenture Trustee, makes no representations as to and shall not be responsible to verify: (i) the validity, legality, sufficiency, enforceability, due authorization, recordability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan, or (iii) the existence of any assumption, modification, written assurance or substitution agreement with respect to any Mortgage File if no such documents appear in the Mortgage File delivered to the Bond Administrator, on behalf of the Indenture Trustee.

            Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Indenture.



                                    FIRST UNION NATIONAL BANK, not in its
                                    individual capacity but solely as Bond
                                    Administrator



                                    By: ___________________________________
                                    Name: _________________________________
                                    Title: ________________________________

                                  EXHIBIT H

                     FORM OF TRUSTEE FINAL CERTIFICATION



                                    [date]



[Seller]

[Servicer]

[Bond Insurer]

[Transferor]

[Depositor]
--------------------------



      Re: Indenture, dated as of January 1, 1999 (the "Indenture"), among NovaStar Mortgage Funding Trust, Series 1999-1 (the "Issuer"), First Union National Bank, as bond administrator (the "Bond Administrator") and The Chase Manhattan Bank, as indenture trustee (the "Indenture Trustee") -- NovaStar Mortgage Funding Trust, Series 1999-1 Home Equity Loan Asset-Backed Bonds.

Gentlemen:

            In accordance with Section 2.03 of the above-captioned Indenture, and Section 2.1(b) of the Mortgage Loan Purchase Agreement, dated as of January 1, 1999, among NovaStar Mortgage, Inc., the Issuer, the Bond Administrator, the Indenture Trustee and NovaStar Mortgage Funding Corporation II (the "Mortgage Loan Purchase Agreement" and, together with the Indenture, the "Agreements"), the undersigned, as Bond Administrator, on behalf of the Indenture Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attachment hereto) it has received the documents set forth in Section 2.1(b) of the Mortgage Loan Purchase Agreement.

            The Bond Administrator, on behalf of the Indenture Trustee, has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Agreements. The Bond Administrator, on behalf of the Indenture Trustee, makes no representation that any documents specified in clause (vi) of Section 2.1(b) should be included in any Mortgage File. The Bond Administrator, on behalf of the Indenture Trustee, makes no representations as to and shall not be responsible to verify: (i) the validity, legality, sufficiency, enforceability, due authorization, recordability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan or (iii) the existence of any assumption, modification, written assurance or substitution agreement with respect to any Mortgage File if no such documents appear in the Mortgage File delivered to the Bond Administrator, on behalf of the Indenture Trustee.

            Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Indenture.



                                    FIRST UNION NATIONAL BANK, not in its individual capacity but solely as Bond Administrator



                                    By: ___________________________________
                                    Name: _________________________________
                                    Title: ________________________________

                                  EXHIBIT I

                       FORM OF TRANSFEREE CERTIFICATION
                                  (144A QIB)



First Union National Bank,
as Bond Administrator, on behalf
of the Indenture Trustee



      Re: NovaStar Mortgage Funding Trust, Series 1999-1, Class B Home Equity Loan Asset-Backed Bonds, No. ___, issued under that certain Indenture, dated as of January 1, 1999, by and among NovaStar Mortgage Funding Trust, Series 1999-1 ("Issuer"), First Union National Bank ("Bond Administrator"), and The Chase Manhattan Bank ("Indenture Trustee")

Dear Sirs:

            ______________________________ as registered holder ("Seller")
intends to transfer the captioned Bond to _______________________________ ("Purchaser"), for registration in the name of_______________________________.

            1. In connection with such transfer and in accordance with Article [V] of the captioned Indenture, the Seller hereby certifies the following facts:
Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Bond, any interest in the Bond or any other similar security, offer to buy or accept a transfer, pledge or other disposition of the Bond, any interest in the Bond or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Bond under the Securities Act of 1933, as amended (the "1933 Act"), or which would render the disposition of the Bond a violation of Section 5 of the 1933 Act or require registration pursuant thereto.

            2. The Purchaser warrants and represents to, and covenants with, the Issuer, the Bond Administrator and the Indenture Trustee pursuant to Article [V] of the Indenture as follows:

                  a. The Purchaser understands that the Bond has not been registered under the 1933 Act or the securities laws of any state.

                  b. The Purchaser is acquiring the Bond for investment for its own account only and not for any other person.

                  c. The Purchaser considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Bond.

                  d. The Purchaser has been furnished with all information regarding the Bond that it has requested from the Issuer, the Bond Administrator or the Indenture Trustee.

                  e. The Purchaser is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act ("Rule 144") and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Purchaser is aware that the sale to it is being made in reliance on Rule 144A. The Purchaser is acquiring the Bond for its own account for the account of a qualified institutional buyer, understands that the Bond may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

            3. The Purchaser warrants and represents to, and covenants with, the Issuer, the Bond Administrator and the Indenture Trustee that (i) the Purchaser is not an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) that is subject to the provisions of Title I of ERISA, or a plan (as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986 (the "Code")) that is subject to Section 4975 of the Code (each of the foregoing, a "Benefit Plan"), and the Purchaser is not directly or indirectly purchasing the Bond on behalf of, as investment manager of, as named fiduciary of, as trustee of, or with assets of a Benefit Plan.

            4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

            IN WITNESS WHEREOF, each of the parties have caused this document to be executed by their duly authorized officers as of the date set forth below.



      Seller                                          Purchaser

By:                                       By:
     -------------------------------           -------------------------
        Name:                                       Name:
        Title:                                      Title:
        Taxpayer Identification                     Taxpayer Identification
        No.________________________                 No.________________________

Date:______________________________             Date:__________________________

                                           ANNEX 1 TO TRANSFEREE CERTIFICATION


           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

         [For Purchasers Other Than Registered Investment Companies]

            The undersigned hereby certifies as follows to the parties addressed in the Transferee Certificate to which this certification relates with respect to the Bond described therein:

            1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Purchaser.

            2. In connection with purchases by the Purchaser, the Purchaser is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Purchaser owned and/or invested on a discretionary basis more than $100,000,0001 in securities (except for the excluded securities referred to below) as of the end of the Purchaser's most recent fiscal year (such amount being calculated in accordance with Rule
144A) and (ii) the Purchaser satisfies the criteria in the category marked below.


      ___ Corporation, etc. The Purchaser is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.


      ___ Bank. The Purchaser (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and
            (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.


      ___ Savings and Loan. The Purchaser (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

------------------------------------
            1 The Purchaser must own and/or invest on a discretionary basis at least $100,000,000 in securities unless the Purchaser is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, and, in that case, the Purchaser must own and/or invest on a discretionary basis at least $10,000,000 in securities.

      ___   Broker-dealer.  The Purchaser is a dealer  registered  pursuant to
            Section 15 of the Securities Exchange Act of 1934.


      ___ Insurance Company. The Purchaser is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.


      ___ State or Local Plan. The Purchaser is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.


      ___ ERISA Plan. The Purchaser is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.


      ___   Investment  Advisor.   The  Purchaser  is  an  investment  advisor
            registered under the Investment Advisers Act of 1940.

            3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Purchaser, (ii) securities that are part of an unsold allotment to or subscription by the Purchaser, if the Purchaser is a dealer, (iii) bank deposit notes and certificates of deposit,
(iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

            4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Purchaser, the Purchaser used the cost of such securities to the Purchaser and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Purchaser may have included securities owned by subsidiaries of the Purchaser, but only if such subsidiaries are consolidated with the Purchaser in its financial statements prepared in accordance with generally accepted, accounting principles and if the investments of such subsidiaries are managed under the Purchaser's direction. However, such securities were not included if the Purchaser is a majority-owned, consolidated subsidiary of another enterprise and the Purchaser is not itself a reporting company under the Securities Exchange Act of 1934.

            5. The Purchaser acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Bonds are relying and will continue to rely on the statements made herein because one or more sales to the Purchaser may be in reliance on Rule 144A.



   ____        ___     Will the Purchaser be
                       purchasing the Bond only for
    Yes         No     the Purchaser's own account?


            6. If the answer to the foregoing question is "no", the Purchaser agrees that, in connection with any purchase of securities sold to the Purchaser for the account of a third party (including any separate account) in reliance on Rule 144A, the Purchaser will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Purchaser agrees that the Purchaser will not purchase securities for a third party unless the Purchaser has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

            7. The Purchaser will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Purchaser's purchase of the Bond will constitute a reaffirmation of this certification as of the date of such purchase.



                                    ______________________________________
                                    Print Name of Purchaser


                                    By:___________________________________
                                      Name:
                                     Title:


                                    Date:

                                           ANNEX 2 TO TRANSFEREE CERTIFICATION

           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [For Purchasers That Are Registered Investment Companies]

            The undersigned hereby certifies as follows to the parties addressed in the Transferee Certificate to which this certification relates with respect to the Note described therein:

            1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Purchaser or, if the Purchaser is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Purchaser is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

            2. In connection with purchases by Purchaser, the Purchaser is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Purchaser is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Purchaser alone, or the Purchaser's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Purchaser's most recent fiscal year. For purposes of determining the amount of securities owned by the Purchaser or the Purchaser's Family of Investment Companies, the cost of such securities was used.


      ____ The Purchaser owned $______________________ in securities (other than the excluded securities referred to below) as of the end of the Purchaser's most recent fiscal year (such amount being calculated in accordance with Rule 144A).


      ____ The Purchaser is part of a Family of Investment Companies which owned in the aggregate $____________ in securities (other than the excluded securities referred to below) as of the end of the Purchaser's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

            3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same party or because one investment adviser is a majority owned subsidiary of the other).

            4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Purchaser or are part of the Purchaser's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements,
(v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

            5. The Purchaser is familiar with Rule 144A and understands that the seller to it and the other parties related to the Bonds are relying and will continue to rely on the statements made herein because one or more sales to the Purchaser will be in reliance on Rule 144A. In addition, the Purchaser will only purchase for the Purchaser's own account.

            6. The undersigned will notify the parties addressed in the Transferee Certificate to which this certification relates of any changes in the information and conclusion herein. Until such notice, the Purchaser's purchase of the Bond will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.


                                        ___________________________________
                                        Print Name of Purchaser or Adviser

                                    By:______________________________________
                                      Name:
                                     Title:

                                 IF AN ADVISER:


                                      ___________________________________
                                            Print Name of Purchaser


                                    Date::___________________________________

                                  EXHIBIT J

                       FORM OF TRANSFEREE CERTIFICATION
                             (INVESTMENT COMPANY)


First Union National Bank,
as Bond Administrator on behalf
of the Indenture Trustee

      Re: NovaStar Mortgage Funding Trust, Series 1999-1, Class B Home Equity Loan Asset-Backed Bonds No. ____, issued under that certain Indenture, dated as of January 1, 1999, among NovaStar Mortgage Funding Trust, Series 1999-1, as issuer ("Issuer"), First Union National Bank, as bond administrator ("Bond Administrator") and The Chase Manhattan Bank, as indenture trustee ("Indenture Trustee")

Dear Sirs:

            _________________________________________   as  registered  holder
("Seller") intends to transfer the captioned Bond to _____________________________ ("Purchaser"), for registration in the name of

_____________________________.

            1. Seller certifies to the Bond Administrator that it is an investment company registered under the Investment Company Act of 1940, as amended.

            Attached hereto is a true and correct copy of the Qualified Institutional Buyer's Certificate of the Purchaser. We have required no further information with respect to the Purchaser's status as "qualified institutional buyer" other than the following:

            2. The Purchaser warrants and represents to, and covenants with, the Bond Administrator, the Issuer and the Indenture Trustee that (i) the Purchaser is not an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) that is subject to the provisions of Title I of ERISA, or a plan (as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986 (the "Code")) that is subject to Section 4975 of the Code (each of the foregoing, a "Benefit Plan"), and the Purchaser is not directly or indirectly purchasing the Bond on behalf of, as investment manager of, as named fiduciary of, as trustee of, or with assets of a Benefit Plan.

            3.  [Address for Payment / Wire Transfer Instructions].

            IN WITNESS WHEREOF, each of the parties have caused this document to be executed by their duly authorized officers as of the date set forth below.



_________________________________         _____________________________
      Seller                                          Purchaser


By:                                       By:
      ------------------------               ---------------------------
      Name:                                     Name:
      Title:                                          Title:
      Taxpayer Identification                   Taxpayer Identification
      No.                                       No.

Date:_________________________                  Date:____________________

                                                                      ADDENDUM 1

                                  RULE 144A
                  QUALIFIED INSTITUTIONAL BUYER CERTIFICATE

Dear Sirs:

            In connection with our purchase(s) from or through you (or others) of privately offered debt or equity securities ("Rule 144A Eligible Securities") pursuant to Rule l44A under the Securities Act of 1933, we certify as follows:

            1. We are a "qualified institutional buyer" as defined in Rule 144A.

            2. As of the date set forth below, which date is subsequent to the close of our most recent fiscal year on ____________________, we beneficially owned and/or invested on a discretionary basis an amount of securities (as determined in accordance with Rule 144A) in excess of $100,000,000.

            We represent that we will only purchase Rule 144A Eligible Securities for our own account or for the account of other qualified institutional buyers.

            You, any issuer of Rule 144A Eligible Securities, trustee, paying or fiscal agent, and other participants in any transaction in Rule 144A Eligible Securities purchased by us may rely upon this certificate, and we will advise you promptly should we cease to be a qualified institutional buyer.

            This certificate has been executed on our behalf by one of our executive officers.



                                 _____________________________________
                                 Name of Company


                                 By:__________________________________

                                 Name:________________________________

                                 Title:_______________________________

                                 Date:________________________________

                                  EXHIBIT K

                            MORTGAGE LOAN SCHEDULE

                                  APPENDIX A

                                 DEFINITIONS

      Addition Notice: With respect to the transfer of Subsequent Mortgage Loans to the Issuer pursuant to Section 2.02(b) of the Mortgage Loan Purchase Agreement, a notice given to the Rating Agencies, the Bond Administrator, the Indenture Trustee, the Bond Insurer and the Owner Trustee, which shall be given not later than six Business Days prior to the related Subsequent Transfer Date, of the Seller's and the Transferor's designation of Subsequent Mortgage Loans to be sold to the Trust and the aggregate principal balance as of the Subsequent Cut-off Date of such Subsequent Mortgage Loans.

      Adjustable Rate Initial Mortgage Loan: Each of the Adjustable Rate Mortgage Loans transferred to the Trust on the Closing Date.

      Adjustable Rate Mortgage Loan: Each of the Mortgage Loans identified in the Mortgage Loan Schedule as having a Mortgage Rate that is subject to adjustment.

      Adjustment Date: As to each Adjustable Rate Mortgage Loan, each date set forth in the related Mortgage Note on which an adjustment to the interest rate on such Mortgage Loan becomes effective.

      Administrative Fee: With respect to each Group (and related Class or Component), the Bond Insurance Premium, together with the MI Premium, the Servicing Fee and the Bond Administrator Fee with respect to such Group (and Class or Component).

      Administrative Fee Rate: As to each Mortgage Loan, the sum of (i) the Bond Administrator Fee Rate, (ii) the Servicing Fee Rate, (iii) the MI Insurance Premium on the applicable Mortgage Loans and (iv) the Bond Insurance Premium.

      Advance: As to any Mortgage Loan, any advance made by the Servicer pursuant to Section 4.02 of the Servicing Agreement.

      Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such Person. For purposes of this definition, "control" means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise and "controlling" and "controlled" shall have meanings correlative to the foregoing.

      Annual Loss Percentage (Rolling Six Month): With respect to any Payment Date, the product of (x) two and (y) a fraction, expressed as a percentage, the numerator of which is the aggregate of the Realized Losses as of the last day of each Due Period for the six immediately preceding Due Periods and the denominator of which is the outstanding Principal Balance of the Mortgage Loans as of the first day of the sixth preceding Due Period.

      Annualized Periodic Spread: The percentage equivalent of a fraction, the numerator of which is the product of (x) 12 and (y) aggregate the Net Monthly Excess Cash Flow on the Class A-1 Bonds and the Class A-2 Bonds and the denominator of which is the aggregate Principal Balance of the Mortgage Loans in Group I and Group II.

      Appraised Value: The appraised value of a Mortgaged Property based upon the lesser of (i) the appraisal made at the time of the origination of the related Mortgage Loan, or (ii) the sales price of such Mortgaged Property at such time of origination. With respect to a Mortgage Loan the proceeds of which were used to refinance an existing mortgage loan, the appraised value of the Mortgaged Property based upon the appraisal (as reviewed and approved by the Seller) obtained at the time of refinancing.

      Assignment of Mortgage: An assignment of Mortgage, notice of transfer or equivalent instrument, in recordable form, which is sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law.

      Authorized Newspaper: A newspaper of general circulation in the Borough of Manhattan, The City of New York, printed in the English language and customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays.

      Authorized Officer: With respect to the Issuer, any officer of the Owner Trustee who is authorized to act for the Owner Trustee in matters relating to the Issuer and who is identified on the list of Authorized Officers delivered by the Owner Trustee to the Bond Administrator and the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

      Available Funds: As to each Class of Class A Bonds and related Component of the Subordinated Bonds, and any Payment Date, an amount equal to the amount on deposit in the Payment Account with respect to such class, representing the sum of (i) the aggregate amount of scheduled payments on the related Mortgage Loans due on the related Due Date and received on or prior to the related Determination Date, (ii) any amounts representing interest on amounts in the Payment Account and miscellaneous fees and collections, including assumption fees and prepayment penalties with respect to the Mortgage Loans in the related Group (but excluding late fees), (iii) any unscheduled payments and receipts, including Mortgagor prepayments on the related Mortgage Loans, received during the related Prepayment Period and proceeds of repurchases, and adjustments in the case of substitutions and terminations, Net Liquidation Proceeds, Insurance Proceeds, MI Insurance Proceeds and proceeds from the sale of Converted Mortgage Loans from the related Group, (iv) all Advances made for such Payment Date in respect of the related Mortgage Loans, (v) on the Payment Date relating to the Due Period in which the termination of the Funding Period occurred, the amount on deposit in the Pre-Funding Account with respect to such Class at such time, and (vi) on each Payment Date on or prior to the Payment Date in April 1999, the amount, if any, withdrawn from the Interest Coverage Account for such Class (minus (i) the Administrative Fee for the related Group, and (ii) if the Bonds have been declared due and payable following an Event of Default on such Payment Date, any amounts owed to the Bond Administrator and the Indenture Trustee by the Issuer pursuant to Section 6.07 of the Indenture and any amounts owed to the Bond Insurer by the Issuer pursuant to clause SECOND of Section 5.04 of the Indenture).

      Available Funds Cap Rate: With respect to each Class of Class A Bonds and the related B Components for any Payment Date is a rate per annum equal to the fraction, expressed as a percentage, the numerator and denominator of which are as follows:

      (i) the numerator of which is an amount equal to the product of (x) the weighted average Mortgage Rate on the Mortgage Loans in the related Group and
(y) 1/12 of the aggregate Principal Balance of the Mortgage Loans in the related Group less the Administrative Fee for such Group; and

      (ii) the denominator of which is an amount equal to the product of the related Bond Principal Balance and the number of days elapsed in the related Interest Period divided by 360;

      less, in the case of the Class A-1 and Class A-2 Bonds, 0.50%.

      B Components: Collectively, the B-1 Component, the B-2 Component, the B-3 Component and the B-4 Component.

      B-1 Component: The component of the Class B Bonds relating to Group I.

      B-2 Component: The component of the Class B Bonds relating to Group II.

      B-3 Component: The component of the Class B Bonds relating to Group III.

      B-4 Component: The component of the Class B Bonds relating to Group IV.

      Back-up Servicer: Fairbanks Capital Corp., a Utah corporation, or any successor thereto.

      Back-up Servicing Fee: With respect to the Mortgage Loans and any Payment Date, the product of (i) the Back-up Servicing Fee Rate divided by 12 and (ii) the scheduled Principal Balance of such Mortgage Loans as of such Payment Date.

      Back-up Servicing Fee Rate:  0.05%.

      Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

      Base Prospectus: The base Prospectus, dated November 10, 1998, with respect to the Bonds.

      Basic Documents: The Trust Agreement, the Certificate of Trust, the Indenture, the Purchase Agreement, each Subsequent Transfer Instrument, the Insurance Agreement, the Side Indemnity Letter, the Indemnification Agreement, the Servicing Agreement, the REMIC Interests Sale Agreement, the Converted Loan Purchase Agreement, the Underwriting Agreement, and the other documents and certificates delivered in connection with any of the above.

      Beneficial Owner: With respect to any Class A Bond, the Person who is the beneficial owner of such Class A Bond as reflected on the books of the Depository or on the books of a Person maintaining an account with such Depository (directly as a Depository Participant or indirectly through a Depository Participant, in accordance with the rules of such Depository).

      Bond Administrator: First Union National Bank, a national banking association, and any successor thereto.

      Bond Administrator Fee: With respect to each Payment Date, the product of
(i) the Bond Administrator Fee Rate divided by 12 and (ii) the sum of the Principal Balance of the Mortgage Loans and the Pre-Funded Amount as of such date.

      Bond Administrator Fee Rate:  0.0125% per annum.

      Bond  Insurance  Policy:   The  financial   guaranty   insurance  policy
number 50772-N, issued by the Bond Insurer to the Indenture Trustee for the benefit of the Bondholders.

      Bond Insurance Premium: The premium and the premium supplement (if any) payable to the Bond Insurer, as specified in the Insurance Agreement.

      Bond Insurer: Financial Security Assurance, Inc., a New York insurance company, or any successor thereto.

      Bond Insurer Default: The existence and continuance of any of the following: (a) a failure by the Bond Insurer to make a payment required under the Bond Insurance Policy in accordance with its terms; or (b)(i) the Bond Insurer (A) files any petition or commences any case or proceeding under any provision or chapter of the Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization, (B) makes a general assignment for the benefit of its creditors, or (C) has an order for relief entered against it under the Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization which is final and nonappealable; or (ii) a court of competent jurisdiction, the New York Department of Insurance or other competent regulatory authority enters a final and nonappealable order, judgment or decree (A) appointing a custodian, trustee, agent or receiver for the Bond Insurer or for all or any material portion of its property or (B) authorizing the taking of possession by a custodian, trustee, agent or receiver of the Bond Insurer (or the taking of possession of all or any material portion of the property of the Bond Insurer).

      Bond Interest Rate: With respect to each Class of Class A Bonds and each Payment Date, an amount equal to the lesser of (i) the applicable Stated Rate and (ii) the applicable Available Funds Cap Rate.

      With respect to each B Component and each Payment Date, the same annual rate of interest that is payable on such Payment Date on the related Class of Class A Bonds.

      With respect to each IO Component and each Payment Date, the remainder of
(a) the sum of (i) the Available Funds Cap Rate for the related Class of the Class A Bonds on such Payment Date, plus (ii) in the case of the IO-1 Component and the IO-2 Component, 0.50%, minus (b) the Bond Interest Rate for the related Class of the Class A Bonds on such Payment Date.

      Bond Owner: The Beneficial Owner of a Class A Bond and the record owner of the Class B Bonds and the Class IO Bonds.

      Bond Percentage: With respect to any Payment Date and any Bond, the ratio expressed as a percentage of the Bond Principal Balance (or IO Component Notional Balance, in the case of the Class IO Bond) of such Bond to the aggregate Bond Principal Balance (or IO Component Notional Balance) of all Bonds immediately prior to such Payment Date.

      Bond Principal Balance: With respect to each Class of Class A Bonds and each B Component, as of any date of determination, the initial principal balance of such Class of Bonds or Component as of the Closing Date reduced by all payments of principal thereon prior to such determination date. With respect to the Class B Bonds, the sum of the principal balances of the B Components.

      Bond Register: The register maintained by the Bond Registrar in which the Bond Registrar shall provide for the registration of Bonds and of transfers and exchanges of Bonds.

      Bond  Registrar:  The  Bond  Administrator,  in  its  capacity  as  Bond
Registrar.

      Bondholder or Holder: The Person in whose name a Bond is registered in the Bond Register, except that, any Bond registered in the name of the Seller, the Transferor, the Issuer, the Indenture Trustee or the Bond Administrator or any Affiliate of any of them shall be deemed not to be a Bondholder or Holder, nor shall any Bond so owned be considered outstanding, for purposes of giving any request, demand, authorization, direction, notice, consent or waiver under the Indenture or the Trust Agreement, provided that, in determining whether the Indenture Trustee or the Bond Administrator shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Bonds that the Indenture Trustee or the Bond Administrator, as applicable, knows to be so owned shall be so disregarded. Pledgees of Bonds that have been pledged in good faith may be regarded as Holders if the pledgee establishes to the satisfaction of the Indenture Trustee or the Bond Administrator the pledgee's right so to act with respect to such Bonds and that the pledgee is not the Issuer, any other obligor upon the Bonds or any Affiliate of any of the foregoing Persons. Any Bonds on which payments are made under the Bond Insurance Policy shall be deemed Outstanding until the Bond Insurer has been reimbursed with respect thereto and the Bond Insurer shall be deemed the Bondholder thereof to the extent of such unreimbursed payment.

      Bonds: NovaStar Mortgage Funding Trust, Series 1999-1, Home Equity Loan Asset-Backed Bonds, Series 1999-1, designated as the "Bonds" in the Indenture, issued in six classes, the Class A-1 Bonds in an aggregate principal amount of $75,000,000, the Class A-2 Bonds in an aggregate principal amount of $20,000,000, the Class A-3 Bonds in an aggregate principal amount of $45,000,000, the Class A-4 Bonds in the aggregate principal amount of $20,000,000, the Class B Bonds in the aggregate principal amount of $4,687,378 and the Class IO Bonds in the amount of the IO Component Notional Balance.

      Book-Entry Bonds: Beneficial interests in the Class A Bonds, ownership and transfers of which shall be made through book entries by the Depository as described in Section 4.06 of the Indenture.

      Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the City of New York, Delaware, California or Kansas or in the city in which the corporate trust offices of the Indenture Trustee and the Bond Administrator or the principal office of the Bond Insurer are located, are required or authorized by law to be closed.

      Business Trust Statute: Chapter 38 of Title 12 of the Delaware Code 12 Del. Code ss.ss. 3801 et seq., as the same may be amended from time to time.

      Carry-Forward Amount: With respect to the Class A-1 Bonds and the Class A-2 Bonds and any Payment Date, an amount equal to any amount by which the related Interest Payment Amount was reduced by application of the related Available Funds Cap Rate, together with all unreimbursed Carry-Forward Amounts from all prior Payment Dates and interest thereon at the related Bond Interest Rate.

      Carry-Forward Cross-Collateralization Amount: With respect to Class A-1 and Class A-2 and any Payment Date, an amount to be paid to the holders of the other Class of Bonds (Class A-1 or Class A-2, respectively) with respect to any shortfall in the Carry-Forward Amount for such other Class, as determined in accordance with Section 3.05(b) of the Indenture.

      Cash Liquidation: As to any defaulted Mortgage Loan other than a Mortgage Loan as to which an REO Acquisition occurred, a determination by the Servicer that it has received all Liquidation Proceeds and other payments or cash recoveries which the Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

      Certificate Distribution Account: The account or accounts created and maintained pursuant to Section 3.10 of the Trust Agreement. The Certificate Distribution Account shall be an Eligible Account.

      Certificate Paying Agent: The meaning specified in Section 3.10 of the Trust Agreement.

      Certificate Percentage Interest: With respect to each Certificate, the Certificate Percentage Interest on the face thereof.

      Certificate  Register:   The  register  maintained  by  the  Certificate
Registrar  in  which  the   Certificate   Registrar   shall  provide  for  the
registration of Certificates and of transfers and exchanges of Certificates.

      Certificate  Registrar:   Initially,  the  Bond  Administrator,  in  its
capacity as Certificate Registrar, or any successor to the Bond Administrator in such capacity.

      Certificates Sale Agreement: The Certificates Sale Agreement, dated as of January 29, 1999, between NovaStar Mortgage Funding Corporation and NovaStar REMIC Financing Corp.

      Certificate of Trust: The Certificate of Trust filed for the Trust pursuant to Section 3810(a) of the Business Trust Statute.

      Certificates: The NovaStar Mortgage Funding Trust, Series 1999-1, Home Equity Loan Asset-Backed Certificates, evidencing the beneficial ownership interest in the Issuer, designated as the "residual interest" in the Trust for purposes of the REMIC Provisions, and executed by the Owner Trustee in substantially the form set forth in Exhibit A to the Trust Agreement.

      Certificateholder: The Person in whose name a Certificate is registered in the Certificate Register. Pledgees of Certificates that have been pledged in good faith may be regarded as Certificateholders if the pledgee establishes to the satisfaction of the Certificate Paying Agent or the Owner Trustee, as the case may be, the pledgee's right so to act with respect to such Certificates and that the pledgee is not the Issuer, any other obligor upon the Certificates or any Affiliate of any of the foregoing Persons.

      Class: Each Class of Bonds: Class A-1, Class A-2, Class A-3, Class A-4, Class B and Class IO.

      Class A Bonds: Collectively, the Class A-1 Bonds, the Class A-2 Bonds, the Class A-3 Bonds and the Class A-4 Bonds.

      Class A-1 Bonds: The Class of Bonds identified as the "Class A-1 Bonds" in the Indenture, substantially in the form of Exhibit A to the Indenture.

      Class A-2 Bonds: The Class of Bonds identified as the "Class A-2 Bonds" in the Indenture, substantially in the form of Exhibit B to the Indenture.

      Class A-3 Bonds: The Class of Bonds identified as the "Class A-3 Bonds" in the Indenture, substantially in the form of Exhibit C thereto.

      Class A-4 Bonds: The Class of Bonds identified as the "Class A-4 Bonds" in the Indenture, substantially in the form of Exhibit D thereto.

      Class B Bonds: The Class of Bonds identified as the "Class B Bonds" in the Indenture, substantially in the form of Exhibit E thereto.

      Class IO Bonds: The Class of Bonds identified as the "Class IO Bonds" in the Indenture, substantially in the form of Exhibit F thereto.

      Closing Date:  January 29, 1999.

      Code: The Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

      Collateral: The meaning specified in the Granting Clause of the Indenture.

      Collection Account: The account or accounts created and maintained pursuant to Section 3.06(d) of the Servicing Agreement. The Collection Account shall be an Eligible Account.

      Combined Loan-to-Value Ratio: With respect to any Mortgage Loan which is secured by a second lien on the related Mortgaged Property at any given time generally will be the ratio, expressed as a percentage, the numerator of which is the sum of (i) the original principal balance of the Mortgage Loan plus (ii) the unpaid principal balance of any first lien on the related Mortgaged Property as of such date, and the denominator of which is the lesser of (i) the appraised value of the related Mortgaged Property as of the date of the appraisal used by or on behalf of the Seller to underwrite such Mortgage Loan or (ii) the sale price of the related Mortgaged Property if such a sale occurred at origination of the Mortgage Loan.

      Compensating Interest: With respect to any Determination Date, an amount equal to the lesser of (i) the aggregate amount of Prepayment Interest Shortfall for the related Prepayment Period and (ii) the Servicing Fee for the related Payment Date.

      Component:  Any of the B Components or IO Components.

      Conversion Date: The date on which a Convertible Mortgage Loan becomes a Converted Mortgage Loan according to the terms of the related Mortgage Note.

      Converted Loan Purchase Agreement: The Converted Loan Purchase Agreement, dated as of January 1, 1999, among the Converted Loan Purchaser, the Bond Administrator, the Indenture Trustee, the Servicer, the Issuer and the Back-up Servicer.

      Converted   Loan   Purchaser:   NovaStar   Capital,   Inc.,  a  Delaware
corporation, and any successor thereto.

      Converted Mortgage Loan: Any Convertible Mortgage Loan as to which the Mortgagor has exercised the option to convert to a fixed Mortgage Rate and satisfied all of the conditions to conversion set forth in the Mortgage Note.

      Convertible Mortgage Loans: Any Mortgage Loan evidenced by a Mortgage Note that according to its terms is convertible at the option of the Mortgagor from a variable Mortgage Rate to a fixed Mortgage Rate, subject to satisfaction of the conditions set forth in such note.

      Corporate Trust Office: With respect to the Indenture Trustee and the Paying Agent, the principal corporate trust office at which at any particular time its corporation trust business shall be administered, which office at the date of execution of the Indenture is located at 450 West 33rd Street, 14th Floor, New York, New York 10001, Attention: Capital Markets Fiduciary Services, NovaStar 1999-1. With respect to the Owner Trustee, the principal corporate trust office of the Owner Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of the Trust Agreement is located at Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19801, Attention:
Corporate Trust Administration. With respect to the Bond Administrator, Bond Registrar, Certificate Registrar and Certificate Paying Agent, the principal corporate trust office at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this instrument is located at 230 S. Tryon Street, NC 1179, 9th Floor, Charlotte, North Carolina 28288-1179, Attention: NovaStar Mortgage Funding Trust, Series 1999-1.

      Cumulative Loss Percentage: As to any Payment Date and the Mortgage Loans, the percentage equivalent of the fraction obtained by dividing (i) the aggregate of Realized Losses on the Mortgage Loans (without giving any effect to coverage provided by any MI Policy) from the Cut-off Date through such Payment Date by
(ii) the sum of the aggregate Principal Balance of the Initial Mortgage Loans as of the Cut-off Date and the Pre-Funded Amount.

      Cumulative Loss Test: The Cumulative Loss Test for each Payment Date in the period indicated below is satisfied if the Cumulative Loss Percentage for such Payment Date does not exceed the percentage set out for such Payment Date below:

               Monthly Remittance Dates                   Cumulative
      from and including         to and including       Loss Percentage
      August 2001                July 2002                   1.25%
      August 2002                July  2003                  1.75%
      August 2003                July  2004                  2.15%
      August 2004 and thereafter                             2.50%


      Cut-off Date:  January 1, 1999.

      Cut-off Date Principal Balance: With respect to any Initial Mortgage Loan, the unpaid principal balance thereof as of the opening of business on the last day of the related Due Period immediately prior to the Cut-off Date, and with respect to the Initial Mortgage Loans in each Group, as set forth below:

            Group                   Amount
            I                       $67,101,778.67
            II                      $16,279,956.12
            III                     $39,442,140.31
            IV                      $16,049,269.29

      Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

      Default: Any occurrence which is or with notice or the lapse of time or both would become an Event of Default.

      Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

      Definitive   Bonds:  The  meaning  specified  in  Section  4.08  of  the
Indenture.

      Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced with an Eligible Substitute Mortgage Loan.

      Delinquency Percentage: As of the last day of any Due Period and with respect to the Mortgage Loans, the percentage equivalent of a fraction, the numerator of which equals the aggregate Principal Balance of the Mortgage Loans that are 90 or more days delinquent, in foreclosure or converted to REO Properties as of such last day of such Due Period, and the denominator of which is the aggregate Principal Balance of the Mortgage Loans as of the last day of such Due Period.

      Depositor: Residential Asset Funding Corporation, a North Carolina corporation, and any successor thereto.

      Depository or Depository Agency: The Depository Trust Company or a successor appointed by the Indenture Trustee with the approval of the Issuer. Any successor to the Depository shall be an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act and the regulations of the Securities and Exchange Commission thereunder.

      Depository Participant: A Person for whom, from time to time, the Depository effects book-entry transfers and pledges of securities deposited with the Depository.

      Determination Date: With respect to any Payment Date, the 15th day of the related month, or if the 15th day of such month is not a Business Day, the immediately preceding Business Day.

      Determination Date Report: The meaning specified in Section 4.01 of the Servicing Agreement.

      Disqualified Organization: "Disqualified Organization" shall have the meaning set forth from time to time in the definition thereof at Section 860E(e)(5) of the Code (or any successor statute thereto) and applicable to the Trust.

      Due Date:  The first day of the month of the related Payment Date.

      Due Period: With respect to any Mortgage Loan and Due Date, the period commencing on the second day of the month preceding the month of such Payment Date (or, with respect to the first Due Period, the day following the Cut-off
Date) and ending on the related Due Date.

      Eligible Account: An account that is either: (A) a segregated account or accounts maintained with an institution whose deposits are insured by the FDIC, the unsecured and uncollateralized long-term debt obligations of which institution shall be rated AA or higher by Standard & Poor's and Aa2 or higher by Moody's and in the highest short-term rating category by each of the Rating Agencies, and which is (i) a federal savings and loan association duly organized, validly existing and in good standing under the federal banking laws,
(ii) an institution duly organized, validly existing and in good standing under the applicable banking laws of any state, (iii) a national banking association duly organized, validly existing and in good standing under the federal banking laws, (iv) a principal subsidiary of a bank holding company or (v) approved in writing by the Bond Insurer and each Rating Agency or (B) a segregated trust account or accounts maintained with the trust department of a federal or state chartered depository institution acceptable to the Bond Insurer and each Rating Agency, having capital and surplus of not less than $100,000,000, acting in its fiduciary capacity.

      Eligible Investments:  One or more of the following:

      (i) direct obligations of, and obligations fully guaranteed by, the United States of America, any of the Federal Home Mortgage Corporation, the Federal National Mortgage Association, the Federal Home Loan Banks or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America;

      (ii) (A) demand and time deposits in, certificates of deposit of, banker's acceptances issued by or federal funds sold by any depository institution or trust company (including the Indenture Trustee, the Bond Administrator or their agents acting in their respective commercial capacities) incorporated under the laws of the United States of America or any State thereof and subject to supervision and examination by federal and/or state authorities, so long as at the time of such investment or contractual commitment providing for such investment, such depository institution or trust company has a short-term unsecured debt rating in the highest available rating category of each of the Rating Agencies and provided that each such investment has an original maturity of no more than 365 days, and (B) any other demand or time deposit or deposit which is fully insured by the Federal Deposit Insurance Corporation;

      (iii) repurchase obligations with a term not to exceed 30 days with respect to any security described in clause (i) above and entered into with a depository institution or trust company (acting as a principal) rated "A" or higher by S&P and A2 or higher by Moody's; provided, however, that collateral transferred pursuant to such repurchase obligation must (A) be valued daily at current market price plus accrued interest, (B) pursuant to such valuation, equal, at all times, 105% of the cash transferred in exchange for such collateral and (C) be delivered in such a manner as to accomplish perfection of a security interest in the collateral by possession of certificated securities.

      (iv) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any State thereof which has a long-term unsecured debt rating in the highest available rating category of each of the Rating Agencies at the time of such investment;

      (v) commercial paper having an original maturity of less than 365 days and issued by an institution having a short-term unsecured debt rating in the highest available rating category of each of the Rating Agencies at the time of such investment;
      (vi) a guaranteed investment contract approved by each of the Rating Agencies and the Bond Insurer and issued by an insurance company or other corporation having a long-term unsecured debt rating in the highest available rating category of each of the Rating Agencies at the time of such investment;

      (vii) money market funds having ratings in the highest available long-term rating category of each of the Rating Agencies at the time of such investment; any such money market funds which provide for demand withdrawals being conclusively deemed to satisfy any maturity requirement for Eligible Investments set forth in the Indenture; and

      (viii) any investment approved in writing by each of the Rating Agencies and the Bond Insurer;

      provided, however, that each such instrument shall be acquired in an arm's-length transaction and no such instrument shall be an Eligible Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations; provided, further, however, that each such instrument acquired shall not be acquired at a price in excess of par.

      The Bond Administrator may purchase from or sell to itself or an affiliate, as principal or agent, the Eligible Investments listed above.

      Eligible Substitute Mortgage Loan: A Mortgage Loan substituted by the Seller for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officer's Certificate delivered to the Bond Administrator and the Bond Insurer, (i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the outstanding principal balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited by the Seller in the Collection Account in the month of substitution); (ii) comply in all material respects with each representation and warranty set forth in clauses (ii) through (lxviii) of Section 3.01(b) of the Purchase Agreement other than clauses (iii),
(v)-(xiv), (xlii), (xlv), (lvi), (lvii), (lx) and (lxiii); (iii) have a Mortgage Rate and, with respect to an Adjustable Rate Mortgage Loan, a Gross Margin no lower than and not more than 1% per annum higher than the Mortgage Rate and Gross Margin, respectively, of the Deleted Mortgage Loan as of the date of substitution; (iv) have a Loan-to-Value Ratio and Combined Loan-to-Value Ratio, if applicable, at the time of substitution no higher than that of the Deleted Mortgage Loan at the time of substitution; (v) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan; (vi) not be 30 days or more delinquent; (vii) not be a negative amortization loan; (viii) have a lien priority equal to or superior to the lien priority of the Deleted Mortgage Loan; and (ix) be a Qualified Replacement Mortgage.

      ERISA:  The Employee Retirement Income Security Act of 1974, as amended.

      Event of Default: With respect to the Indenture, any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

      (i) a default by the Issuer in the payment of (a) any Interest Payment Amount or Principal Payment Amount with respect to the Class A Bonds on such Payment Date or (b) the Subordination Increase Amount or the Carry-Forward Amount, but only, with respect to clause (b), to the extent funds are available to make such payment as provided in the Indenture (provided that for purposes of this clause, a remittance by the Indenture Trustee from proceeds of the Bond Insurance Policy shall not be considered payment by the Issuer with respect to the Class A Bonds); or

      (ii) the failure by the Issuer on the Final Scheduled Payment Date to reduce the Bond Principal Balance of the Class A Bonds to zero (provided that for purposes of this clause, a remittance by the Indenture Trustee from proceeds of the Bond Insurance Policy shall not be considered payment by the Issuer with respect to the Bonds); or

      (iii) there occurs a default in the observance or performance of any covenant or agreement of the Issuer made in the Indenture, or any representation or warranty of the Issuer made in the Indenture or in any certificate or other writing delivered pursuant thereto or in connection therewith proving to have been incorrect in any material respect as of the time when the same shall have been made, and such default shall continue or not be cured, or the circumstance or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of 30 days after there shall have been given, by registered or certified mail, to the Issuer by the Indenture Trustee or the Bond Administrator or to the Issuer, the Indenture Trustee and the Bond Administrator by the Bond Insurer, or if a Bond Insurer Default exists, the Holders of at least 25% of the aggregate Bond Principal Balance of the Bonds, a written notice specifying such default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a notice of default hereunder; or

      (iv) there occurs the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer or any substantial part of the Trust Estate in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Trust Estate, or ordering the winding-up or liquidation of the Issuer's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

      (v) there occurs the commencement by the Issuer of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuer to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the assets of the Trust Estate, or the making by the Issuer of any general assignment for the benefit of creditors, or the failure by the Issuer generally to pay its debts as such debts become due, or the taking of any action by the Issuer in furtherance of any of the foregoing.

      Event  of  Servicer   Termination:   With   respect  to  the   Servicing
Agreement, a Servicing Default as defined in Section 6.01 of the Servicing Agreement.

      Excess Subordination Amount: With respect to a Class of Class A Bonds and any Payment Date, the excess, if any, of (a) the related Subordination Amount that would apply on such Payment Date after taking into account all distributions to be made on such Payment Date (exclusive of any reductions thereto attributable to Subordination Reduction Amounts on such Payment Date) over (b) the related Required Subordination Amount for such Payment Date.

      Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

      Expense Adjusted Coupon Rate: With respect to each Group and a Payment Date, the weighted average Mortgage Rate of the Mortgage Loans in such Group less the related Administrative Fee Rate.

      Expenses:  The meaning specified in Section 7.02 of the Trust Agreement.

      FDIC: The Federal Deposit Insurance Corporation or any successor thereto.

      FHLMC: The Federal Home Loan Mortgage Corporation, or any successor thereto.

      Final Scheduled Payment Date: With respect to each Class of Bonds, the Payment Date occurring in April 2030.

      Fixed Rate Initial Mortgage Loan: Each of the Fixed Rate Mortgage Loans transferred to the Trust on the Closing Date.

      Fixed Rate Mortgage Loan: Each of the Mortgage Loans identified in the Mortgage Loan Schedule as having a Mortgage Rate that is fixed.

      FNMA: The Federal National Mortgage Association, or any successor thereto.

      Foreclosure Profit: With respect to a Liquidated Mortgage Loan, the amount, if any, by which (i) the aggregate of its Net Liquidation Proceeds exceeds (ii) the related Principal Balance (plus accrued and unpaid interest thereon at the applicable Mortgage Rate from the date interest was last paid through the date of receipt of the final Liquidation Proceeds) of such Liquidated Mortgage Loan immediately prior to the final recovery of its Liquidation Proceeds.

      Funding Period: The period beginning on the Closing Date and ending on the earlier of the date on which (a) the amount on deposit in the Pre-Funding Account is less than $10,000 or (b) the close of business on April 28, 1999.

      Grant: Pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create, and grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to the Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of such collateral or other agreement or instrument and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring proceedings in the name of the granting party or otherwise, and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

      Gross Margin: With respect to any Mortgage Loan, the percentage set forth as the "Gross Margin" for such Mortgage Loan on the Mortgage Loan Schedule, as adjusted from time to time in accordance with the terms of the Servicing Agreement.

      Group:  Each of Mortgage Loan Groups I, II, III and IV.

      Group I: A group of Mortgage Loans consisting of adjustable rate mortgage loans and identified as such on the Mortgage Loan Schedule, which loans "relate" to the Class A-1 Bonds, B-1 Component and IO-1 Component for purposes of the Basic Documents.

      Group II: A group of Mortgage Loans consisting of adjustable rate mortgage loans and identified as such on the Mortgage Loan Schedule, which loans "relate" to the Class A-2 Bonds, B-2 Component and IO-2 Component for purposes of the Basic Documents.

      Group III: A group of Mortgage Loans consisting of fixed rate mortgage loans and identified as such on the Mortgage Loan Schedule, which loans "relate" to the Class A-3 Bonds, B-3 Component and IO-3 Component for purposes of the Basic Documents.

      Group IV: A group of Mortgage Loans consisting of fixed rate mortgage loans and identified as such on the Mortgage Loan Schedule, which loans "relate" to the Class A-4 Bonds, B-4 Component and IO-4 Component for purposes of the Basic Documents.

      Indemnification Agreement: The Indemnification Agreement, dated as of January 22, 1999, among the Bond Insurer, the Seller, the Transferor, the Depositor, the Issuer and the Underwriter, including any amendments and supplements thereto.

      Indemnified Party: The meaning specified in Section 7.02 of the Trust Agreement.

      Indenture: The indenture, dated as of January 1, 1999, among the Issuer, as debtor, the Indenture Trustee, and the Bond Administrator.

      Indenture Trustee: The Chase Manhattan Bank, a New York banking corporation, and its successors and assigns or any successor indenture trustee appointed pursuant to the terms of the Indenture.

      Indenture Trustee Fee: With respect to each Payment Date, the product of
(i) the Indenture Trustee Fee Rate divided by 12 and (ii) the sum of the Principal Balance of the Mortgage Loans and the Pre-Funded Amount as of such date, which fee shall be payable from the Bond Administration Fee.

      Indenture Trustee Fee Rate:  0.004% per annum.

      Independent: When used with respect to any specified Person, the Person
(i) is in fact independent of the Issuer, any other obligor on the Bonds, the Seller, the Depositor, the Transferor, the Servicer and any Affiliate of any of the foregoing Persons, (ii) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Seller, the Depositor, the Transferor, the Servicer, the Issuer or any Affiliate of any of the foregoing Persons and (iii) is not connected with the Issuer, any such other obligor, the Seller, the Depositor, the Transferor, the Servicer, the Issuer, or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

      Independent Certificate: A certificate or opinion to be delivered to the Bond Administrator and the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 10.01 of the Indenture, made by an Independent appraiser or other expert appointed by the Issuer and approved by Bond Administrator on behalf of the Indenture Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of "Independent" in this Indenture and that the signer is Independent within the meaning thereof.

      Index: With respect to any Adjustable Rate Mortgage Loan, the index for the adjustment of the Mortgage Rate set forth as such on the related Mortgage Note.

      Initial Mortgage Loan: A Mortgage Loan transferred and conveyed by the Depositor to the Issuer on the Closing Date, as listed on the Mortgage Loan Schedule.

      Insurance Agreement: The Insurance and Indemnity Agreement, dated as of January 1, 1999, among the Servicer, the Seller, the Transferor, the Depositor, the Issuer and the Bond Insurer, including any amendments and supplements thereto.

      Insurance Proceeds: Proceeds paid by any insurer (excluding the Bond Insurer) pursuant to any insurance policy covering a Mortgage Loan which are required to be remitted to the Servicer, including MI Insurance Proceeds in the case of Mortgage Loans covered under a MI Policy, or amounts required to be paid by the Servicer pursuant to the Servicing Agreement, net of any component thereof (i) covering any expenses incurred by or on behalf of the Servicer in connection with obtaining such proceeds, (ii) that is applied to the restoration or repair of the related Mortgaged Property or (iii) released to the Mortgagor in accordance with the Servicer's normal servicing procedures.

      Interest Coverage Account: The account established and maintained in the name and on behalf of the Indenture Trustee by the Bond Administrator pursuant to Section 8.09 of the Indenture.

      Interest Coverage Addition: As to each Class of Class A Bonds and any Payment Date during the Funding Period, an amount, not less than $0.00, equal to the remainder of (x) the product of (A) the Original Pre-Funded Amount with respect to such Class and (B) a rate equal to the sum of (i) the related Bond Interest Rate for the related Interest Period, (ii) the rate used to calculate the Bond Insurance Premium and (iii) the rate used to calculate the Bond Administrator Fee (all rates calculated as one-twelfth of the annual rate) minus
(y) interest collected on all Subsequent Mortgage Loans during the related Interest Period (and after the related Subsequent Cut-off Date with respect to any Subsequent Mortgage Loans transferred during such Interest Period).

      Interest Coverage Amount: With respect to each Class of Class A Bonds, the amount to be paid from proceeds received from the sale of the Bonds for deposit into the Interest Coverage Account pursuant to Section 8.09 of the Indenture, which amount on the Closing Date shall be as set forth below:

                   Class                     Amount
                   A-1                       $111,197.08
                   A-2                       $ 53,210.58
                   A-3                       $ 90,975.22
                   A-4                       $ 65,666.08

      Interest Cross-Collateralization Amount: With respect to a Class of Class A Bonds and any Payment Date, an amount to be paid to the holders of each other Class of Class A Bonds with respect to any shortfall in the Interest Payment Amount for such other Class, as determined in accordance with Section 3.05(b) of the Indenture.

      Interest Determination Date: With respect to any Interest Period, the second London Business Day preceding the commencement of such Interest Period.

      Interest Payment Amount: With respect to each Class of Bonds (or B Component or IO Component) and any Payment Date, an amount equal to interest accrued on the related Bond Principal Balance or the IO Component Notional Amount immediately prior to such Payment Date at the related Bond Interest Rate for the related Interest Period.

      Interest Period: With respect to a Payment Date, the Interest Period for the Class A-1 and Class A-2 Bonds and the B-1, B-2, IO-1 and IO-2 Components is the prior Payment Date through and including the day preceding the related Payment Date; provided that the Interest Period with respect to the first Payment Date is the Closing Date through and including the day preceding such Payment Date. Interest will accrue on the Class A-1 and Class A-2 Bonds and the B-1, B-2, IO-1 and IO-2 Components on the basis of the actual number of days in the Interest Period and a 360 day year. With respect to a Payment Date, the Interest Period for the Class A-3 and Class A-4 Bonds and the B-3, B-4, IO-3 and IO-4 Components is the calendar month preceding the related Payment Date. Interest will accrue on the Class A-3 and Class A-4 Bonds and the B-3, B-4, IO-3 and IO-4 Components on the basis of twelve 30-day months and a 360 day year.

      Interest Rate Adjustment Date: With respect to each Adjustable Rate Mortgage Loan, the date or dates on which the Mortgage Rate is adjusted in accordance with the related Mortgage Note.

      Initial Required Subordination Amount: $2,519,380, with respect to Group I, $671,835 with respect to Group II, $1,035,806 with respect to Group III and $460,358 with respect to Group IV.

      Investment   Company  Act:  The  Investment  Company  Act  of  1940,  as
amended, and any amendments thereto.

      IO-1 Component: The component of the Class IO Bonds relating to Group I.

      IO-2 Component: The component of the Class IO Bonds relating to Group II.

      IO-3 Component: The component of the Class IO Bonds relating to Group III.

      IO-4 Component: The component of the Class IO Bonds relating to Group IV.

      IO Component Payment Amount: For any IO Component and any Payment Date, the product of (a) the related IO Component Notional Balance and (b) the Bond Interest Rate for such IO Component (but only to the extent that funds are available to pay such amounts on such Payment Date in accordance with the terms of this Indenture).

      IO Components: Collectively, the IO-1 Component, the IO-2 Component, the IO-3 Component, and the IO-4 Component.

      IO Component Notional Balance: With respect to each IO Component and each Payment Date, the sum of (i) the aggregate Principal Balance of the Mortgage Loans in the related Group and (ii) the remaining Pre-Funded Amount (if any), in each case as of the first day of the Due Period.

      IO Notional Balance: With respect to the IO Bond and any Payment Date, the aggregate of the IO Component Notional Balances for each IO Component.

      Issuer: NovaStar Mortgage Funding Trust, Series 1999-1, a Delaware business trust, or its successor in interest.

      Issuer Request: A written order or request signed in the name of the Issuer by any one of its Authorized Officers and approved in writing by the Bond Insurer, so long as no Bond Insurer Default exists, and delivered to the Bond Administrator on behalf of the Indenture Trustee.

      LIBOR Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York or in the city of London, England are required or authorized by law to be closed.

      Lien: Any mortgage, deed of trust, pledge, conveyance, hypothecation, assignment, participation, deposit arrangement, encumbrance, lien (statutory or other), preference, priority right or interest or other security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement under the UCC (other than any such financing statement filed for informational purposes only) or comparable law of any jurisdiction to evidence any of the foregoing.

      Lifetime Rate Cap: With respect to each Adjustable Rate Mortgage Loan with respect to which the related Mortgage Note provides for a lifetime rate cap, the maximum Mortgage Rate permitted over the life of such Mortgage Loan under the terms of such Mortgage Note, as set forth on the Mortgage Loan Schedule and initially as set forth on Exhibit A to the Servicing Agreement.

      Limited Net Monthly Cashflow: With respect to any Payment Date on which the Stepup Rolling Delinquency Test is not satisfied (and the Stepup Rolling Loss Test and Stepup Cumulative Loss Test are satisfied and no MI Insurer Insolvency Event is then continuing), the amount of Net Monthly Excess Cashflow which would otherwise be remaining after reduction of the Subordination Deficiency to zero, if the Required Subordination Amount did not increase due to the failure of the Stepup Rolling Delinquency Test.

      Liquidated Mortgage Loan: With respect to any Payment Date, (i) any Mortgage Loan in respect of which the Servicer has determined, in accordance with the servicing procedures specified in the Servicing Agreement, as of the end of the related Prepayment Period that substantially all Liquidation Proceeds which it reasonably expects to recover with respect to the disposition of the related Mortgaged Property or REO Property have been recovered and, (ii) any Mortgage Loan secured by a second lien of which any portion of a scheduled monthly payment of principal and interest is in excess of 180 days past due.

      Liquidation Expenses: Out-of-pocket expenses (exclusive of overhead) which are incurred by or on behalf of the Servicer in connection with the liquidation of any Mortgage Loan and not recovered under any insurance policy, such expenses, including, without limitation, legal fees and expenses, any unreimbursed amount expended respecting the related Mortgage Loan and any related and unreimbursed expenditures for real estate property taxes or for property restoration, preservation or insurance against casualty loss or damage.

      Liquidation Proceeds: Proceeds (including Insurance Proceeds but not including amounts received under the Bond Insurance Policy) received in connection with the liquidation of any Mortgage Loan or related REO Property, including any proceeds received on second lien Mortgage Loans in excess of 180 days past due, whether through trustee's sale, foreclosure sale or otherwise.

      Loan-to-Value Ratio: With respect to any Mortgage Loan, as of any date of determination, a fraction expressed as a percentage, the numerator of which is the then current principal amount of the Mortgage Loan, and the denominator of which is the lesser of the Purchase Price or the Appraised Value of the related Mortgaged Property.

      Loan Year: With respect to any Mortgage Loan, the one year period commencing on the day succeeding the origination of such Mortgage Loan and ending on the anniversary date of such Mortgage Loan, and each annual period thereafter.

      London Business Day: Any day on which banks in the City of London, England are open and conducting transactions in United States dollars.

      Majority Bondholders: Holders of Class A and Class B Bonds representing not less than a majority of the Bond Principal Balance of all Outstanding Class A and Class B Bonds.

      Maximum Collateral Amount: The sum of the Principal Balance as of the Cut-off Date of the Initial Mortgage Loans in such Group and the Original Pre-Funded Amount.

      Maximum Mortgage Rate: With respect to each Adjustable Rate Mortgage Loan, the maximum Mortgage Rate specified in the related Mortgage Note.

      MI Insurance Agreement: Collectively, (i) the Master Policy, dated as of August 1, 1998, between NFI and the MI Insurer, (ii) the Letter Agreement, dated August 14, 1998, between NFI and the MI Insurer, (iii) all exhibits and schedules attached to any of the foregoing and (iv) all amendments or supplements to any of the foregoing.

      MI Insurance Proceeds: Proceeds paid by the MI Insurer pursuant to a MI Policy.

      MI Insurer: Commonwealth Mortgage Assurance Company, a Pennsylvania mortgage insurance company, and its successors and assigns.

      MI Insurer Insolvency Event: (A) The determination by the applicable regulatory or supervisory agency having jurisdiction over the MI Insurer that the MI Insurer is insolvent or unable to pay its obligations as they mature, (B) following the failure of the MI Insurer to pay any claim under the MI Policy, the joint determination by the Bond Insurer and the Servicer that the MI Insurer is insolvent or unable to pay its obligations as they become due, (C) the failure of the MI Insurer to pay claims during any 12 calendar months under any number of MI Policies, (i) prior to the time the aggregate Principal Balance of the Mortgage Loans is less than 50% of the Maximum Collateral Amount, in an aggregate amount that exceeds the product of 0.25% and the Maximum Collateral Amount, or (ii) after the time the aggregate Principal Balance of the Mortgage Loans is less than 50% of the Maximum Collateral Amount, in an aggregate amount that exceeds the product of the aggregate Principal Balance of the Mortgage Loans (at the end of such 12 month period) and 0.50% and (D) the long-term rating on the claims paying ability of the MI Insurer shall be lowered by Moody's below A-2, if the MI Insurer is then rated by Moody's, or shall be lowered by S&P below A, if the MI Insurer is then rated by S&P; provided, however, that with respect to (C) above, any claim that is denied by the MI Insurer on the grounds of fraud and with respect to which the Servicer, after further review, concurs with the MI Insurer's denial on the grounds of fraud shall not be counted under such tests as a failure of the MI Insurer to pay such claim.

      MI Policy: The private mortgage insurance policy underwritten by the MI Insurer with respect to an individual Mortgage Loan, issued pursuant to the MI Insurance Agreement.

      MI Premium: The primary mortgage insurance premium for each MI Policy, payable annually to the MI Insurer, as specified in the MI Insurance Agreement, and with respect to each monthly premium payment, 1/12 of the annual premium.

      Minimum Mortgage Rate: With respect to each Adjustable Rate Mortgage Loan, the minimum Mortgage Rate.

      Monthly Payment: With respect to any Mortgage Loan (including any REO Property) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment, if any, for partial Principal Prepayments and for Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than a Deficient Valuation, or similar proceeding or any moratorium or similar waiver or grace period).

      Moody's:  Moody's Investors Service, Inc. or its successor in interest.

      Mortgage: The mortgage, deed of trust or other instrument creating a first lien on an estate in fee simple interest in real property securing a Mortgage Loan.

      Mortgage File: The file containing the Related Documents pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to the Mortgage Loan Purchase Agreement or the Servicing Agreement.

      Mortgage Loan Schedule: With respect to any date, the schedule of Mortgage Loans pledged under the Indenture on such date. The schedule of Initial Mortgage Loans as of the Cut-off Date is the schedule set forth in Exhibit E of the Indenture and the schedule or schedules of Subsequent Mortgage Loans, if any, as of the Subsequent Cut-off Date, which schedules set forth as to each Mortgage Loan

      (i)   the loan number and name of the Mortgagor;

      (ii)  the  street  address,  city,  state and zip code of the  Mortgaged
Property;

      (iii) the Mortgage Rate at origination;

      (iv) with respect to an Adjustable Rate Mortgage Loan, the Maximum Rate and the Minimum Rate;

      (v)   the maturity date;

      (vi)  the original principal balance;

      (vii) the first payment date;

      (viii)      the type of Mortgaged Property;

      (ix) the Monthly Payment in effect as of the Cut-off Date (with respect to an Initial Mortgage Loan) or Subsequent Cut-off Date (with respect to a Subsequent Mortgage Loan);

      (x) the Principal Balance as of the Cut-off Date (with respect to an Initial Mortgage Loan) or Subsequent Cut-off Date (with respect to a Subsequent Mortgage Loan);

      (xi) with respect to an Adjustable Rate Mortgage Loan, the Index, the Gross Margin; the Lifetime Rate Cap and the Periodic Rate Cap;

      (xii) with respect to an Adjustable Rate Mortgage Loan, the first Adjustment Date and next Adjustment Date, if any;

      (xiii) with respect to an Adjustable Rate Mortgage Loan, the Adjustment Date frequency and Payment Date frequency;

      (xiv) the occupancy status;

      (xv)  the purpose of the Mortgage Loan;

      (xvi) the Appraised Value of the Mortgaged Property;

      (xvii)      the original term to maturity;

      (xviii)     the paid-through date of the Mortgage Loan;

      (xix) the Loan-to-Value Ratio;

      (xx) whether the Mortgage Loan is an Adjustable Rate Mortgage Loan or a Fixed Rate Mortgage Loan;

      (xxi) whether or not the Mortgage Loan was underwritten pursuant to a limited documentation program;

      (xxii) whether or not the Mortgage Loan is a Convertible Mortgage Loan;
and

      (xxiii) whether the Mortgage Loan is covered by a MI Policy.

      The Mortgage Loan Schedule shall set forth the total of the amounts described under (ix) above for all of the Mortgage Loans. The Mortgage Loan Schedule shall set forth separately the above information as to each Group of Mortgage Loans.

      Mortgage Loans: At any time, collectively, all Mortgage Loans that have been transferred and conveyed to the Issuer, in each case together with the Related Documents, and that remain subject to the terms of the Indenture. As applicable, Mortgage Loan shall be deemed to refer to the related REO Property and both Initial Mortgage Loans and Subsequent Mortgage Loans.

      Mortgage Note: The note or other evidence of the indebtedness of a Mortgagor under a Mortgage Loan.

      Mortgage Rate: With respect to any Mortgage Loan, the annual rate at which interest accrues on such Mortgage Loan.

      Mortgaged Property: The underlying property, including real property and improvements thereon, securing a Mortgage Loan.

      Mortgagor:  The obligor or obligors under a Mortgage Note.

      Net Liquidation Proceeds: With respect to any Liquidated Mortgage Loan, Liquidation Proceeds net of Liquidation Expenses.

      Net Monthly Excess Cashflow: With respect to each Class of Class A Bonds any Payment Date, the amount of Available Funds remaining after distributions pursuant to clauses (i) through (viii) of Section 3.05(a) of the Indenture.

      Net Mortgage Rate: With respect to any Mortgage Loan and any day, the related Mortgage Rate less the sum of the related Servicing Fee Rate and the Bond Administrator Fee Rate.

      NFI:  NovaStar  Financial,   Inc.,  a  Maryland  corporation,   and  its
successors and assigns.

      NRFC: NovaStar REMIC Financing Corporation, a Delaware corporation, and its successors and assigns.

      Net Weighted Average Mortgage Rate: With respect to any Group and Due Period, the weighted average Net Mortgage Rate (weighted by Principal Balances) of the related Mortgage Loans, calculated at the opening of business on the first day of such Due Period.

      Nonrecoverable Advance: With respect to any Mortgage Loan, any Advance (i) which was previously made or is proposed to be made by the Servicer; and (ii) which, in the good faith judgment of the Servicer, will not or, in the case of a proposed Advance, would not, be ultimately recoverable by the Servicer from Liquidation Proceeds, Insurance Proceeds, Repurchase Price or future payments on such Mortgage Loan.

      One-Month LIBOR: With respect to any Interest Period, the rate determined by the Bond Administrator on the related Interest Determination Date on the basis of the offered rates of the Reference Banks for one-month United States dollar deposits, as such rates appear on the Telerate Page 3750, as of 11:00 a.m. (London time) on such Interest Determination Date. If such rate does not appear on Telerate Page 3750, the rate for that day will be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a period equal to the relevant Interest Period (commencing on the first day of such Interest Period). The Bond Administrator will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that day will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that day will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Bond Administrator, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a period equal to the relevant Interest Period (commencing on the first day of such Interest Period).

      The establishment of One-Month LIBOR on each Interest Determination Date by the Bond Administrator and the Bond Administrator's calculation of the rate of interest applicable to the Bonds for the related Interest Period shall (in the absence of manifest error) be final and binding.

      Opinion of Counsel: A written opinion of counsel acceptable to the Bond Insurer, who may be in-house counsel for the Servicer if acceptable to the Bond Administrator on behalf of the Indenture Trustee, the Bond Insurer and the Rating Agencies or counsel for the Transferor, as the case may be.

      Original Pre-Funded Amount: With respect to each Group, the amount deposited (from the Bond proceeds) in the Pre-Funding Account for such Group on the Closing Date, which amount is set forth below:

            Group                        Amount
            I                     $10,417,601.18
            II                     $4,391,878.50
            III                    $6,593,665.31
            IV                     $4,411,088.77

      Original Value: Except in the case of a refinanced Mortgage Loan, the lesser of the Appraised Value or sales price of Mortgaged Property at the time a Mortgage Loan is closed, and for a refinanced Mortgage Loan, the Original Value is the value of such property set forth in an appraisal acceptable to the Servicer.

      Outstanding:   With   respect   to  the   Bonds,   as  of  the  date  of
determination, all Bonds theretofore executed, authenticated and delivered under the Indenture except:

      Bonds theretofore canceled by the Bond Registrar or delivered to the Bond Administrator for cancellation; and

      Bonds in exchange for or in lieu of which other Bonds have been executed, authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Bond Registrar or the Bond Administrator is presented that any such Bonds are held by a holder in due course.

      All Bonds that have been paid with funds provided under the Bond Insurance Policy shall be deemed to be Outstanding until the Bond Insurer has been reimbursed with respect thereto.

      Owner Trust Estate: The corpus of the Issuer created by the Trust Agreement which consists of items referred to in Section 2.05 of the Trust Agreement.

      Owner Trustee: Wilmington Trust Company, and its successors and assigns, not in its individual capacity, but solely as owner trustee, or any successor owner trustee, appointed pursuant to the terms of the Trust Agreement.

      Owner Trustee Fee: The initial and annual fees payable to Wilmington Trust Company for its services as Owner Trustee under the Trust Agreement, as provided in a separate fee agreement among Wilmington Trust Company, the Transferor and the Servicer.

      Paying Agent: Any paying agent or co-paying agent appointed pursuant to Section 3.03 of the Indenture, which initially shall be the Indenture Trustee

      Payment Account: The account or accounts established by the Indenture Trustee or the Bond Administrator in the name of and on behalf of the Indenture Trustee pursuant to Section 3.01 of the Indenture. The Payment Account shall be an Eligible Account.

      Payment Adjustment Date: With respect to each negative amortization loan, the date set forth in the related Mortgage Note on which the Monthly Payment may change each month. The first Payment Adjustment Date as to each negative amortization loan is set forth in the Mortgage Loan Schedule.

      Payment Cap: With respect to each negative amortization loan and each Payment Adjustment Date, the amount (expressed as a percentage) by which the Monthly Payment on such negative amortization loan due in the month preceding such Payment Adjustment Date is multiplied for purposes of calculating the maximum amount to which the Monthly Payment may be adjusted, as identified as such on the Mortgage Loan Schedule.

      Payment Date: The 25th day of each month, or if such day is not a Business Day, then the next Business Day, commencing on February 25, 1999.

      Percentage Interest: With respect to any Bond, the percentage obtained by dividing the Bond Principal Balance of such Bond by the aggregate of the Bond Principal Balances of all Bonds. With respect to any Certificate, the percentage on the face thereof.

      Periodic Rate Cap: With respect to any Adjustable Rate Mortgage Loan, the maximum rate, if any, by which the Mortgage Rate on such Mortgage Loan can adjust on any Adjustment Date, as stated in the related Mortgage Note or Mortgage.

      Person: Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

      Pool Balance: With respect to any date, the sum of the aggregate of the Principal Balances of all Mortgage Loans and the Pre-Funded Amount as of such date.

      Pre-Funded Amount: With respect to each Group any date of determination, the related Original Pre-Funded Amount as reduced by the amount thereof used to purchase Subsequent Mortgage Loans for such Group.

      Pre-Funding Account: The account established and maintained by the Bond Administrator in the name of and on behalf of the Indenture Trustee pursuant to Section 8.08 of the Indenture.

      Preference Amount: Any amount previously distributed to a Holder on the Bonds that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time, in accordance with a final nonappealable order of a court having competent jurisdiction.

      Prepayment Interest Shortfall: As to any Payment Date and any Mortgage Loan (other than a Mortgage Loan relating to an REO Property) that was the subject of (a) a Principal Prepayment in full during the related Prepayment Period, an amount equal to the excess of interest accrued during the related Prepayment Period at the Mortgage Rate (net of the Servicing Fee) on the Principal Balance of such Mortgage Loan over the amount of interest (adjusted to the Mortgage Rate (net of the Servicing Fee)) paid by the Mortgagor for such Prepayment Period to the date of such Principal Prepayment in full or (b) a partial Principal Prepayment during the prior calendar month, an amount equal to interest accrued during the related Prepayment Period at the Mortgage Rate (net of the Servicing Fee) on the amount of such partial Prepayment.

      Prepayment   Period:   As  to  any  Payment  Date,  the  calendar  month
preceding the month of such Payment Date.

      Principal Balance: With respect to any Mortgage Loan or related REO Property, at any given time, (i) the Principal Balance of the Mortgage Loan as of the Cut-off Date or Subsequent Cut-off Date, as applicable, minus (ii) the sum of (a) the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due Period ending prior to the most recent Payment Date which were received or with respect to which an Advance was made, and (b) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation Proceeds and REO Proceeds, to the extent applied by the Servicer as recoveries of principal in accordance with the Servicing Agreement with respect to such Mortgage Loan or REO Property, and (c) the principal portion of any Realized Loss with respect thereto for any previous Payment Date.

      Principal Cross-Collateralization Amount: With respect to a Class of Class A Bonds and any Payment Date, an amount to be paid to each other Class of Class A Bonds with respect to any shortfall in the Principal Payment Amount for such other Class, as determined in accordance with Section 3.05(b) of the Indenture.

      Principal Payment Amount: (I)(a) With respect to each Class of Class A Bonds and any Payment Date, other than the Final Scheduled Payment Date, the lesser of (a) the sum of (x) the Available Funds with respect to the related Group remaining after distributions pursuant to clauses (i) through (iii) of
Section 3.05 of the Indenture and (y) any portion of any Scheduled Payment for such Payment Date representing a Subordination Deficit and (b) the sum of:

      (1) the principal portion of all Monthly Payments received and Advances made with respect to the Mortgage Loans in the related Group during the related Due Period (and with respect to the first Payment Date, received since the Cut-off Date) on each related Mortgage Loan;

      (2) the Principal Balance of any Mortgage Loan in the related Group repurchased during the related Prepayment Period pursuant to the Mortgage Loan Purchase Agreement or Sections 3.12 or 3.18 of the Servicing Agreement and the amount of any Substitution Adjustment Amounts received during the related Prepayment Period (and with respect to the first Payment Date, since the Cut-off
Date);

      (3) the principal portion of all other unscheduled collections received during the related Prepayment Period (or deemed to be received during the related Prepayment Period) (including, without limitation and without duplication, Principal Prepayments in full, partial Principal Prepayments, Insurance Proceeds, Liquidation Proceeds and REO Proceeds) to the extent applied by the Servicer as payments or recoveries of principal of a Mortgage Loan in the related Group;

      (4) any Scheduled Payment paid with respect to any Subordination Deficit with respect to such Class; and

      (5) with respect to the Payment Date immediately following the end of the Funding Period, any amounts in the related Pre-Funding Account and the Interest Coverage Account relating to the Group securing such Class after giving effect to any purchase of related Subsequent Mortgage Loans;

      minus

      (6) the amount of any Subordination Reduction Amount with respect to such Class for such Payment Date;

      and (b) with respect to the Final Scheduled Payment Date, the amount necessary to reduce the related Bond Principal Balance to zero.

      (II) In regard to each B Component, the Principal Payment Amount shall be an amount equal to the Subordination Reduction Amount on the related class of Class A Bonds; and in regard to the Class B Bonds, the Principal Payment Amount shall be the aggregate of the Principal Payment Amount on each B Component.

      Principal Prepayment: Any payment of principal made by the Mortgagor on a Mortgage Loan which is received in advance of its scheduled Due Date and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

      Proceeding: Any suit in equity, action at law or other judicial or administrative proceeding.

      Prohibited Transaction: The meaning set forth from time to time in the definition thereof at Section 860F(a)(2) of the Code (or any successor statute thereto) and applicable to the Trust.

      Prospectus:   The   Prospectus   Supplement   together   with  the  Base
Prospectus attached thereto with respect to the Class A Bonds.

      Prospectus Supplement: The Prospectus Supplement dated January 22, 1999, with respect to the Class A Bonds.

      Purchase Agreement: The Mortgage Loan Purchase Agreement, dated as of January 1, 1999, among the Seller, the Transferor, the Depositor, the Indenture Trustee, the Bond Administrator and the Issuer.

      Purchase Price: The meaning specified in Section 2.01(a) of the Purchase Agreement.

      Qualified Liquidation: The meaning set forth from time to time in the definition thereof at Section 860F(a)(4) of the Code (or any successor statute thereto) and applicable to the Trust.

      Qualified Mortgage: The meaning set forth from time to time in the definition thereof at Section 860G(a)(3) of the Code (or any successor statute thereto) and applicable to the Trust and the Mortgage Loan Groups.

      Qualified Replacement Mortgage: A Mortgage Loan substituted for another pursuant to Section 3.01 of the Purchase Agreement and that satisfies all of the criteria set forth from time to time in the definition thereof at Section 860G(a)(4) of the Code (or any successor statute thereto) and applicable to the Trust, all as evidenced by an Officer's Certificate of the Seller delivered to the Bond Administrator on behalf of the Indenture Trustee prior to any such substitution.

      Rate Stepup Date: The Payment Date on which the aggregate Principal Balance of the Mortgage Loans is reduced to equal to or less than 10% of the Maximum Collateral Amount.

      Rating Agency: Any nationally recognized statistical rating organization, or its successor, that rated the Class A Bonds at the request of the Depositor at the time of the initial issuance of the Class A Bonds. Initially such rating agencies shall consist of Moody's and Standard & Poor's. If such organization or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, designated by the Bond Insurer so long as no Bond Insurer Default exists, notice of which designation shall be given to the Bond Administrator and the Indenture Trustee. References herein to the highest short-term unsecured rating category of a Rating Agency shall mean A-1 or better in the case of Standard & Poor's and P-1 or better in the case of Moody's and in the case of any other Rating Agency shall mean such equivalent rating. References herein to the highest long-term rating category of a Rating Agency shall mean "AAA" in the case of Standard & Poor's and "Aaa" in the case of Moody's and in the case of any other Rating Agency, such equivalent rating.

      Realized Loss: With respect to each Mortgage Loan (or REO Property) as to which a Cash Liquidation or REO Disposition has occurred, an amount (not less than zero) equal to (i) the Principal Balance of the Mortgage Loan (or REO Property) as of the date of Cash Liquidation or REO Disposition, plus (ii) interest (and REO Imputed Interest, if any) at the Net Mortgage Rate from the Due Date as to which interest was last paid or advanced to Bondholders up to the last day of the month in which the Cash Liquidation (or REO Disposition) occurred on the Principal Balance of such Mortgage Loan (or REO Property) outstanding during each Due Period that such interest was not paid or advanced, minus (iii) Net Liquidation Proceeds, if any, received with respect to such Cash Liquidation (or REO Disposition), minus the portion thereof reimbursable to the Servicer or any Subservicer with respect to related Advances or expenses as to which the Servicer or Subservicer is entitled to reimbursement thereunder but which have not been previously reimbursed. With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan which has become the object of a Debt Service Reduction, the amount of such Debt Service Reduction.

      Record Date: For the Class A-1 and Class A-2 Bonds, the Business Day prior to the related Payment Date, and for the Class A-3, Class A-4 Bonds, Class B and Class IO Bonds and any Class A-1 and A-2 Bonds that become Definitive Bonds, the last day of the calendar month prior to the related Payment Date.

      Reference Banks: Bankers Trust Company, Barclay's Bank PLC, The Bank of Tokyo-Mitsubishi, LTD. and National Westminster Bank PLC and their successors in interest; provided that if any of the foregoing banks are not suitable to serve as a Reference Bank, then any leading banks selected by the Bond Administrator which are engaged in transactions in Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London, (ii) not controlling, under the control of or under common control with the Seller or any Affiliate thereof, (iii) whose quotations appear on the Reuters Screen LIBO Page on the relevant Interest Determination Date and (iv) which have been designated as such by the Bond Administrator.

      Registered Holder: The Person in whose name a Bond is registered in the Bond Register on the applicable Record Date.

      Reimbursement Amount: With respect to a Group, the sum of all (a) payments previously paid by the Bond Insurer under the Bond Insurance Policy with respect to the related Class of Bonds which have not previously been reimbursed, (b) any other amounts due to the Bond Insurer with respect to such Group pursuant to the Insurance Agreement plus the pro rata portion of any other amounts due to the Bond Insurer that are not allocable to a particular Group, to the extent not previously reimbursed and (c) interest on the foregoing as set forth in the Insurance Agreement from the date such amounts become due until paid in full.

      Reimbursement Cross-Collateralization Amount: With respect to a Class of Class A Bonds and any Payment Date an amount to be paid to the Bond Insurer for each other Class of Class A Bonds with respect to any shortfall in the Reimbursement Amount for such other Class, as determined in accordance with
Section 3.05(b) of the Indenture.

      Related Documents: With respect to each Mortgage Loan, the documents specified in Section 2.01(c) of the Purchase Agreement and any documents required to be added to such documents pursuant to the Purchase Agreement, any Subsequent Transfer Instrument, the Trust Agreement, the Indenture or the Servicing Agreement.

      Relief Act: The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

      Relief Act Shortfall: As to any Payment Date and any Mortgage Loan (other than a Mortgage Loan relating to an REO Property), any shortfalls relating to the Relief Act or similar legislation or regulations.

      REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

      REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of the Code, and related provisions, and regulations and rulings promulgated thereunder, as the foregoing may be in effect from time to time.

      REMIC Interests Sale Agreement: The REMIC Interests Sale Agreement, dated as of January 29, 1999, between the Transferor and NRFC.

      REMIC Residual Interest: A "residual interest" within the meaning set forth from time to time in the definition thereof at Section 860G(a)(2) of the Code or any successor statute thereto.

      REMIC Trust: The segregated pool of assets consisting of the Trust Estate.

      REO Acquisition: The acquisition by the Servicer on behalf of the Indenture Trustee for the benefit of the Bondholders and the Bond Insurer of any REO Property pursuant to Section 3.13 of the Servicing Agreement.

      REO Disposition: As to any REO Property, a determination by the Servicer that it has received substantially all Insurance Proceeds, Liquidation Proceeds, REO Proceeds and other payments and recoveries (including proceeds of a final sale) which the Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

      REO Imputed Interest: As to any REO Property, for any period, an amount equivalent to interest (at the Net Mortgage Rate that would have been applicable to the related Mortgage Loan had it been outstanding net, with respect to a negative amortization loan, of amounts that would have been Deferred Interest, if any) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof for such period as such balance is reduced pursuant to
Section 3.13 of the Servicing Agreement by any income from the REO Property treated as a recovery of principal and with respect to a negative amortization loan, as such balance is increased by the addition of Deferred Interest.

      REO Proceeds: Proceeds, net of expenses, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property), which proceeds are required to be deposited into the Collection Account within two days of receipt by the Servicer.

      REO Property: A Mortgaged Property that is acquired by the Issuer by foreclosure or by deed in lieu of foreclosure.

      Repurchase Event: With respect to any Mortgage Loan, either (i) a discovery that, as of the Closing Date the related Mortgage was not a valid lien on the related Mortgaged Property subject only to (A) the lien of real property taxes and assessments not yet due and payable, (B) covenants, conditions, and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage and such other permissible title exceptions as are permitted and (C) other matters to which like properties are commonly subject which do not materially adversely affect the value, use, enjoyment or marketability of the related Mortgaged Property or (ii) with respect to any Mortgage Loan as to which the Seller delivers an affidavit certifying that the original Mortgage Note has been lost or destroyed, a subsequent default on such Mortgage Loan if the enforcement thereof or of the related Mortgage is materially and adversely affected by the absence of such original Mortgage Note.

      Repurchase Price: With respect to any Mortgage Loan (i) required to be repurchased on any date by the Seller pursuant to the Purchase Agreement, (ii) permitted to be purchased by the Servicer pursuant to the Servicing Agreement or
(iii) required to be purchased by the Converted Loan Purchaser or the Back-up Servicer pursuant to the Converted Loan Purchase Agreement, an amount equal to the sum, without duplication, of (i) 100% of the Principal Balance thereof (without reduction for any amounts charged off) and (ii) unpaid accrued interest at the Mortgage Rate on the outstanding principal balance thereof from the Due Date to which interest was last paid by the Mortgagor (or with respect to which an Advance was last made by the Servicer) to the first day of the month following the month of purchase plus (iii) the amount of any unreimbursed Servicing Advances or unreimbursed Advances made with respect to such Mortgage Loan plus (iv) any other amounts owed to the Servicer or the Subservicer pursuant to Section 3.07 of the Servicing Agreement and not included in clause
(iii) of this definition.

      Required Subordination Amount: With respect to a Class of Class A Bonds and as of any Payment Date (x) prior to the Stepdown Date, the amount which is equal to the Initial Required Subordination Amount for the related Group and (y) on and after the Stepdown Date (i) if the Stepdown Requirement is satisfied, the lesser of (A) the greatest of (i) an amount equal to the Stepped Down Required Subordination Amount for such Group and Payment Date and (ii) 0.50% of the Maximum Collateral Amount and (iii) the aggregate Principal Balance of the three largest Mortgage Loans then included in such Group or (B) the Initial Required Subordination Amount or (ii) if the Stepdown Requirement is not satisfied, the amount which is equal to the Initial Required Subordination Amount; provided, however, that if on any Payment Date either of the Stepup Rolling Loss Test or the Stepup Cumulative Loss Test is not satisfied or if a MI Insurer Insolvency Event is then continuing, then the Required Subordination Amount for each Class of Class A Bonds will be unlimited during the period that such Stepup Rolling Loss Test or Stepup Cumulative Loss Test is not satisfied or such MI Insurer Insolvency Event is continuing; provided, further, however, that, if on any Payment Date, the Stepup Rolling Delinquency Test is not satisfied (and both the Stepup Rolling Loss Test and Stepup Cumulative Loss Test are satisfied and no MI Insurer Insolvency Event is then continuing), then the Required Subordination Amount for each Class of Class A Bonds shall equal the sum of (A) the Initial Required Subordination Amount for the related Group plus (B) the product of (x) a fraction (not greater than one or less than zero), expressed as a percentage, the numerator of which is the excess of (i) the Rolling Delinquency Percentage for such Payment Date over (ii) 12.00% and the denominator of which is 5.00% and
(y) the Limited Net Monthly Excess Cash Flow; provided, further, however, that, if on any Payment Date in or after February 2000, the Stepup Spread Squeeze Test is not satisfied, then the Required Subordination Amount for the Class A-1 Bonds and the Class A-2 Bonds shall each increase by their respective share of the Stepup Spread Increase Amount, allocated between the Class A-1 Bonds and the Class A-2 Bonds on a pro rata basis in preparation to the aggregate Principal Balance of the Mortgage Loans in Group I and Group II, respectively; provided, further, that the Required Overcollateralization Amount may be amended by the Bond Insurer and the Servicer without the consent of the Indenture Trustee or any Bondholder.

      Responsible Officer: With respect to the Indenture Trustee or the Bond Administrator, any officer thereof with direct responsibility for the administration of the Indenture and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

      Rolling Delinquency Percentage: For any Payment Date, the average of the Delinquency Percentages for the Mortgage Loans as of the last day of each of the three (or 1 and 2 in the case of the first two Payment Dates, as applicable) most recently ended Due Periods.

      Sale:  The meaning assigned in Section 5.15 of the Indenture.

      Scheduled Payment: Shall have the meaning set forth in the Bond Insurance Policy.

      Securities Act: The Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

      Security:  Any of the Certificates or Bonds.

      Securityholder or Holder:  Any Bondholder or a Certificateholder.

      Security Instrument: A written instrument creating a valid first lien on a Mortgaged Property securing a Mortgage Note, which may be any applicable form of mortgage, deed of trust, deed to secure debt or security deed, including any riders or addenda thereto.

      Seller: NovaStar Mortgage, Inc., a Virginia corporation, and its successors and assigns.

      Servicer: NovaStar Mortgage, Inc., a Virginia corporation, and its successors and assigns.

      Servicing Account: The separate trust account created and maintained by the Servicer or each Subservicer with respect to the Mortgage Loans or REO Property, which shall be an Eligible Account, for collection of taxes, assessments, insurance premiums and comparable items as described in Section
3.08 of the Servicing Agreement.

      Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event in the performance by the Servicer of its servicing obligations, including, without duplication, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Section 3.13 of the Servicing Agreement.

      Servicing Agreement: The Servicing Agreement, dated as of January 1, 1999, among the Servicer, the Back-up Servicer, the Bond Administrator, the Indenture Trustee and the Issuer.

      Servicing  Default:   The  meaning  assigned  in  Section  6.01  of  the
Servicing Agreement.

      Servicing Fee: With respect to the Mortgage Loans and any Payment Date, the product of (i) the Servicing Fee Rate divided by 12 and (ii) the Principal Balance of such Mortgage Loans as of such Payment Date.

      Servicing Fee Rate: With respect to any Mortgage Loan, (a) if the Servicer is the servicer of the Mortgage Loans pursuant to the Servicing Agreement, 0.55% per annum, which includes the Back-up Servicing Fee Rate, (b) if the Back-up Servicer or the Bond Administrator is the servicer of the Mortgage Loans pursuant to the Servicing Agreement, either (x) 0.50% per annum, if the Servicer had been terminated as servicer of the Mortgage Loans for a Servicing Default under Section 6.01(x)(D) of the Servicing Agreement, or (y) 0.75% per annum, if the Servicer had been terminated as servicer of the Mortgage Loans for any other reason under the Servicing Agreement and (c) if some other party is the successor servicer, an amount (not to exceed 0.75%) to be agreed upon among the Bond Insurer, the Indenture Trustee and such successor servicer; provided that additional servicing compensation may be paid to a successor servicer pursuant to Section 3.05 (b)(xiv) of the Indenture, if agreed to by the Bond Insurer and the Indenture Trustee.

      Servicing Officer: Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Bond Administrator (with a copy to the Bond Insurer) by the Servicer or a Subservicer, as such list may be amended from time to time.

      Side Indemnity Letter: The Side Indemnity Letter dated January 22, 1999 among the Depositor, the Seller and NFI.

      Standard & Poor's: Standard & Poor's Ratings Services, a division of The McGraw Hill Companies, Inc., or its successor in interest.

      Stated Rate: With respect to the Class A-1 Bonds, an annual rate of interest equal to, for each Payment Date prior to the Rate Stepup Date, One-Month LIBOR plus 0.43% and thereafter, One-Month LIBOR plus 0.86%. With respect to the Class A-2 Bonds, an annual rate of interest equal to, for each Payment Date prior to the Rate Stepup Date, One-Month LIBOR plus 0.52% and thereafter, One-Month LIBOR plus 1.04%. With respect to the Class A-3 Bonds, an annual rate of interest equal to, for each Payment Date prior to the Rate Stepup Date, 6.285% and thereafter, 6.785%. With respect to the Class A-4 Bonds, an annual rate of interest equal to, for each Payment Date prior to the Rate Stepup Date, 6.386% and thereafter, 6.886%. For each Class of Class A Bonds, the related Bond Interest Rate may be no greater than the related Available Funds Cap Rate.

      With respect to each of the B Components and each Payment Date, the same annual rate of interest that is payable on such Payment Date on the related Class of Class A Bonds.

      With respect to each IO Component and each Payment Date, the remainder, if any, of (a) the sum of (i) the Available Funds Cap Rate for the related Class of Class A Bonds on such Payment Date, plus, in the case of the IO-1 and IO-2 Components, (ii) 0.50%, minus (b) the Bond Interest Rate for the related Class of the Class A Bonds on such Payment Date.

      Stepdown Date:  The Payment Date occurring in August 2001.

      Stepped Down Required Subordination Amount: With respect to any Payment Date after the Stepdown Date, the Stepped Down Required Subordination Percentage multiplied by the aggregate Principal Balance of the Mortgage Loans in the applicable Group as of the end of the immediately preceding Due Period.

      Stepped Down Required Subordination Percentage: With respect to any Payment Date and the related Class of Class A Bonds after the Stepdown Date, a percentage equal to (i) the percentage equivalent of a fraction, the numerator of which is, 3.25%, with respect to the Class A-1 Bonds and the Class A-2 Bonds, and, 2.25%, with respect to the Class A-3 Bonds and the Class A-4 Bonds, of the applicable Maximum Collateral Amount and the denominator of which is the aggregate Principal Balance of the Mortgage Loans in the applicable Group as of the end of the immediately preceding Due Period, minus (ii) the percentage equivalent of a fraction, the numerator of which is the product of (A) the percentage calculated under clause (i) above minus 6.5%, with respect to the Class A-1 Bonds and Class A-2 Bonds, and 4.5% with respect to the Class A-3 Bonds and the Class A-4 Bonds multiplied by (B) the number of consecutive Payment Dates through and including the Payment Date for which the Stepped Down Required Subordination Amount is being calculated, up to a maximum of six, from and including the Payment Date immediately following the Stepdown Date, and the denominator of which is six.

      Stepdown Requirement: The Stepdown Requirement is satisfied on any Payment Date on or after the Payment Date in August 2001 if, as of such Payment Date,
(x) the Rolling Delinquency Percentage is less than 11.0%, (y) the Cumulative Loss Test is satisfied and (z) the Annual Loss Percentage (Rolling Six Month) is not greater than or equal to 0.7%.

      Stepup Cumulative Loss Test: The Stepup Cumulative Loss Test for each period indicated below is satisfied if the Cumulative Loss Percentage for such Payment Date does not exceed the percentage set out for such Payment Date below:

                 Monthly Payment Dates                    Cumulative
      from and including         to and including       Loss Percentage
      ------------------         ----------------       ---------------
      February 1999              January 2000                0.70%
      February 2000              January 2001                0.80%
      February 2001              January 2002                1.55%
      February 2002              January 2003                2.05%
      February 2003              January 2004                2.55%
      February 2004 and thereafter                           3.05%


      Stepup Rolling Delinquency Test: The Stepup Rolling Delinquency Test will be satisfied with respect to a Payment Date, if the Rolling Delinquency Percentage for such Payment Date is 12.00% or less.

      Stepup Rolling Loss Test: The Stepup Rolling Loss Test shall be satisfied with respect to a Payment Date, if the Annual Loss Percentage (Rolling Six Month) for such Payment Date is 0.95% or less.

      Stepup Spread Increase Amount: For any Payment Date occurring in and after February 2000 through the Payment Date in January 2001, on which the Stepup Spread Squeeze Test has not been met, an amount equal to the product obtained by multiplying (i) three times (ii) the excess, if any, of (x) 2.0% over (y) the Annualized Periodic Spread as of such Payment Date times (iii) the aggregate Principal Balance of the Adjustable Rate Mortgage Loans as of the Closing Date plus the aggregate Principal Balance of all Subsequent Mortgage Loans that are Adjustable Rate Mortgage Loans as of their respective Subsequent Transfer Dates. For any Payment Date occurring in and after February 2001, on which the Stepup Spread Squeeze Test has not been met, an amount equal to the product obtained by multiplying (i) three times (ii) the excess, if any, of (x) 2.5% over the (y) the Annualized Periodic Spread as of such Payment Date times (iii) the aggregate Principal Balance of the Adjustable Rate Mortgage Loans as of the Closing Date plus the aggregate Principal Balance of all Subsequent Mortgage Loans that are Adjustable Rate Mortgage Loans as of their respective Subsequent Transfer Dates.

      Stepup Spread Squeeze Test: With respect to any Payment Date occurring in and after February 2000 through the Payment Date in January 2001, the Setup Spread Squeeze Test will not be met if the Annualized Periodic Spread as of such Payment Date, is less than 2.00%. With respect to any Payment Date occurring in and after February 2001, the Stepup Spread Squeeze Test will not be met if the Annualized Periodic Spread as of such Payment Date, is less than 2.50%.

      Subordinated  Bonds:  Collectively,  the  Class B Bonds and the Class IO
Bonds.

      Subordination Amount: With respect to a Class of Class A Bonds and as of any Payment Date, the excess, if any, of (x) the aggregate Principal Balance of the Mortgage Loans in the related Group as of the close of business on the last day of the related Due Period, over (y) the Bond Principal Balance of the Bonds of such Class as of such Payment Date (and following the making of all distributions on such Payment Date).

      Subordination Deficiency: With respect to any Class A Bond on any Payment Date, the amount by which the Requirement Subordination Amount for such Class A Bond on such Payment Date exceeds the Subordination Amount for such Class A Bond prior to the application of payments to be made on such Payment Date.

      Subordination Deficit: With respect to all Class A Bonds and any Payment Date, the amount, if any, by which (x) the aggregate Bond Principal Balance of all Classes of Class A Bonds as of such Payment Date, and following the making of all distributions to be made on such Payment Date (except for any payment to be made as to principal from proceeds of the Bond Insurance Policy), exceeds (y) the aggregate Principal Balance of all the Mortgage Loans as of the close of business on the related Due Date for such Payment Date.

      Subordination Increase Amount: With respect to a Class of Class A Bonds and any Payment Date, the amount of any related Net Monthly Excess Cashflow available in the Payment Account to increase the related Subordination Amount up to the related Required Subordination Amount.

      Subordination Increase Cross-Collateralization Amount: With respect to a Class of Class A Bonds and any Payment Date, an amount to be paid to such other Class of Class A Bonds with respect to any shortfall in the Subordination Increase Amount for such other Class, as determined in accordance with Section 3.05(b) of the Indenture.

      Subordination Reduction Amount: With respect to a Class of Class A Bonds and any Payment Date, an amount equal to the lesser of (a) the related Excess Subordination Amount and (b) the principal collections for such Group received by the Servicer with respect to the prior Due Period.

      Subsequent Cut-off Date: With respect to those Subsequent Mortgage Loans which are sold to the Trust pursuant to a Subsequent Transfer Instrument, one Business Day prior to the Subsequent Transfer Date.

      Subsequent Mortgage Loan: A Mortgage Loan sold by the Seller to the Transferor, who in turn sold such Mortgage Loan to the Trust, pursuant to
Section 2.02 of the Purchase Agreement, such Mortgage Loan being identified on the Mortgage Loan Schedule attached to a Subsequent Transfer Instrument.

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      Subsequent  Transfer  Date:  With  respect to each  Subsequent  Transfer
Instrument, the date on which the related Subsequent Mortgage Loans are sold to the Trust.

      Subsequent Transfer Instrument: Each Subsequent Transfer Instrument dated as of a Subsequent Transfer Date executed by the Seller and the Transferor substantially in the form of Exhibit 2(A) to the Purchase Agreement, by which Subsequent Mortgage Loans are sold to the Transferor and each Subsequent Transfer Instrument dated as of a Subsequent Transfer Date executed by the Transferor and the Issuer substantially in the form of Exhibit 2(B) to the Purchase Agreement, by which Subsequent Mortgage Loans are sold to the Issuer.

      Subservicer: Any Person with whom the Servicer has entered into a Subservicing Agreement as a Subservicer.

      Subservicing Account: An Eligible Account established or maintained by a Subservicer as provided for in Section 3.06(e) of the Servicing Agreement.

      Subservicing Agreement: The written contract between the Servicer and any Subservicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02 of the Servicing Agreement.

      Subservicing Fee: With respect to each Mortgage Loan and any Payment Date, the portion of the Servicing Fee paid to a Subservicer.

      Substitution   Adjustment   Amount:   With   respect  to  any   Eligible
Substitute Mortgage Loan, the amount as defined in Section 2.03 of the Servicing Agreement.

      Superior Lien: With respect to any Mortgage Loan which is secured by a second lien, the mortgage loan(s) having a superior priority on the related Mortgaged Property.

      Tax  Matters  Person:  The Bond  Administrator,  appointed  pursuant  to
Section 5.03 of the Trust Agreement.

      Telerate Page 3750: The display page currently so designated on the Dow Jones Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices) and "Reference Banks" means leading banks selected by the Bond Administrator and engaged in transactions in European deposits in the international Eurocurrency market.

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      Transferor:   NovaStar  Mortgage  Funding  Corporation  II,  a  Delaware
corporation, and its successors and assigns.

      Treasury Regulations: Regulations, including proposed or temporary Regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

      Trust: The NovaStar Mortgage Funding Trust, Series 1999-1, a Delaware business trust, to be created pursuant to the Trust Agreement.

      Trust Agreement: The Trust Agreement, dated as of January 1, 1999 between the Owner Trustee and the Depositor, as amended and restated by the Amended and Restated Trust Agreement, dated as of January 1, 1999, among the Owner Trustee, Transferor and the Depositor.

      Trust Estate: The meaning specified in the Granting Clause of the Indenture.

      Trust Indenture Act or TIA: The Trust Indenture Act of 1939, as amended from time to time, as in effect on any relevant date.

      UCC: The Uniform Commercial Code, as amended from time to time, as in effect in any specified jurisdiction.

      Underwriter: Wheat First Securities, Inc., acting through First Union Capital Markets, a division of Wheat First Securities, Inc., and its successors and assigns.

      Underwriting Agreement: The Underwriting Agreement dated as of January 22, 1999 between the Underwriter and the Depositor with respect to the offer and sale of the Class A Bonds, as the same may be amended from time to time.

      Underwriting  Guidelines:  The underwriting  guidelines set forth in the
Prospectus   Supplement  under  the  heading   "Description  of  the  Mortgage
Pool--Underwriting Standards for Mortgage Loans".